Exhibit 10.1



                              AMENDED AND RESTATED

                             MASTER CREDIT AGREEMENT

                          DATED AS OF JANUARY 31, 2006

                                      Among

                             30 WEST PERSHING, LLC;
                         ENTERTAINMENT PROPERTIES TRUST;
                               EPR HIALEAH, INC.;
                            WESTCOL CENTER, LLC; AND
                               EPT MELBOURNE, INC.

       (individually and collectively, the "BORROWERS" or the "BORROWER")


         THE LENDERS WHICH ARE OR MAY BECOME PARTIES TO THIS AGREEMENT,

                          KEYBANK NATIONAL ASSOCIATION,
                       As Administrative Agent and Lender,

                            KEYBANC CAPITAL MARKETS,
                  As Sole Lead Arranger and Sole Book Manager,

                   ROYAL BANK OF CANADA, as Syndication Agent,

                                       and

               JPMORGAN CHASE BANK, N.A., as Documentation Agent,











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                               TABLE OF CONTENTS

                                                                       Page
         ss.1.......DEFINITIONS AND RULES OF INTERPRETATION

         ss.1.1.....Definitions

         ss.1.2.....Rules of Interpretation

         ss.1.3.....Accounting Terms and Determinations

         ss.2.......THE REVOLVING CREDIT FACILITY

         ss.2.1.....Revolving Credit Loans

         ss.2.2.....The Increased Loan Amount

         ss.2.3.....Facility Unused Fee

         ss.2.4.....Intentionally Deleted

         ss.2.5.....Intentionally Deleted

         ss.2.6.....Interest on Loans

         ss.2.7.....Requests for Revolving Credit Loans

         ss.2.8.....Funds for Revolving Credit Loans

         ss.2.9.....Use of Proceeds

         ss.2.10....Letters of Credit

         ss.2.11....Appointment of Borrower Agent

         ss.3.......REPAYMENT OF THE LOANS

         ss.3.1.....Stated Maturity

         ss.3.2.....Mandatory Prepayments

         ss.3.3.....Optional Prepayments

         ss.3.4.....Partial Prepayments

         ss.3.5.....Extension Option

         ss.3.6.....Effect of Prepayments

         ss.4.......CERTAIN GENERAL PROVISIONS

         ss.4.1.....Conversion Options

         ss.4.2.....Closing Fee

         ss.4.3.....Agent's Fee

         ss.4.4.....Funds for Payments

         ss.4.5.....Computations

         ss.4.6.....Inability to Determine LIBOR

         ss.4.7.....Illegality
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         ss.4.8.....Additional Interest

         ss.4.9.....Additional Costs, Etc

         ss.4.10....Capital Adequacy

         ss.4.11....Indemnity of Borrower

         ss.4.12....Default Interest; Late Charge

         ss.4.13....Certificate

         ss.4.14....Limitation on Interest

         ss.4.15....Certain Provisions Relating to Increased Costs

         ss.5.......BORROWING BASE PROPERTY AND BORROWING BASE PROPERTY
                    EPLACEMENT

         ss.5.1.....Intentionally Deleted

         ss.5.2.....Intentionally Deleted

         ss.5.3.....Replacement or Addition of Borrowing Base  Properties

         ss.5.4.....Release of Borrowing Base  Property

         ss.6.......REPRESENTATIONS AND WARRANTIES

         ss.6.1.....Corporate Authority, Etc

         ss.6.2.....Governmental Approvals

         ss.6.3.....Title to Properties

         ss.6.4.....Financial Statements

         ss.6.5.....No Material Changes

         ss.6.6.....Franchises, Patents, Copyrights, Etc

         ss.6.7.....Litigation

         ss.6.8.....No Materially Adverse Contracts, Etc

         ss.6.9.....Compliance with Other Instruments, Laws, Etc

         ss.6.10....Tax Status

         ss.6.11....No Event of Default

         ss.6.12....Holding Company and Investment Company Acts

         ss.6.13....Absence of UCC Financing Statements, Etc

         ss.6.14....Setoff, Etc

         ss.6.15....Certain Transactions

         ss.6.16....Employee Benefit Plans

         ss.6.17....Disclosure

         ss.6.18....Trade Name; Place of Business

         ss.6.19....Regulations T, U and X

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         ss.6.20....Environmental Compliance

         ss.6.21....Subsidiaries

         ss.6.22....Leases

         ss.6.23....Property

         ss.6.24....Brokers

         ss.6.25....Other Debt

         ss.6.26....Solvency

         ss.6.27....No Bankruptcy Filing

         ss.6.28....No Fraudulent Intent

         ss.6.29....Transaction in Best Interests of Borrower; Consideration

         ss.6.30....Capitalization

         ss.6.31....Notice of REIT Status

         ss.6.32....Intentionally Deleted

         ss.6.33....Certificates of Occupancy; Licenses

         ss.6.34....Insurance

         ss.6.35....Intentionally Deleted

         ss.7.......AFFIRMATIVE COVENANTS

         ss.7.1.....Punctual Payment

         ss.7.2.....Maintenance of Office

         ss.7.3.....Records and Accounts

         ss.7.4.....Financial Statements, Certificates and Information

         ss.7.5.....Notices

         ss.7.6.....Existence; Maintenance of Properties; Rating Agency
                    Surveillance

         ss.7.7.....Insurance

         ss.7.8.....Taxes; Liens

         ss.7.9.....Inspection of Properties and Books

         ss.7.10....Compliance with Laws, Contracts, Licenses, and Permits

         ss.7.11....Further Assurances

         ss.7.12....Management

         ss.7.13....Intentionally Deleted

         ss.7.14....Business Operations

         ss.7.15....Registered Servicemark

         ss.7.16....Deposit of Proceeds; Other Bank Accounts

         ss.7.17....Distributions of Income to the Borrower

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         ss.7.18....Borrowing Base Property

         ss.7.19....Intentionally Deleted

         ss.7.20....Plan Assets

         ss.7.21....Certificates of Occupancy; Licenses

         ss.7.22....Intentionally Deleted

         ss.7.23....Ground Leases

         ss.8.......NEGATIVE COVENANTS

         ss.8.1.....Restrictions on Indebtedness

         ss.8.2.....Restrictions on Liens, Etc

         ss.8.3.....Restrictions on Investments

         ss.8.4.....Merger, Consolidation

         ss.8.5.....Intentionally Deleted

         ss.8.6.....Compliance with Environmental Laws

         ss.8.7.....Distributions

         ss.8.8.....Asset Sales

         ss.8.9.....Development Activity

         ss.8.10....Restriction on Prepayment of Indebtedness

         ss.8.11....Zoning and Contract Changes and Compliance

         ss.8.12....Derivative Obligations

         ss.8.13....Subsidiaries Guarantees and Pledges

         ss.8.14....Organizational Document Amendments

         ss.9.......FINANCIAL COVENANTS

         ss.9.1.....Borrowing Base

         ss.9.2.....Intentionally Deleted

         ss.9.3.....Total Debt to Total Asset Value

         ss.9.4.....Maximum Permitted Investments

         ss.9.5.....Tangible Net Worth

         ss.9.6.....Interest Rate Protection

         ss.9.7.....Minimum Interest Coverage Ratio

         ss.9.8.....Maximum Distributions

         ss.9.9.....Intentionally Deleted

         ss.9.10....Maximum Secured Debt

         ss.9.11....Minimum Fixed Charge Coverage Ratio

         ss.10......CLOSING CONDITIONS

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         ss.10.1....Loan Documents

         ss.10.2....Certified Copies of Organizational Documents

         ss.10.3....Resolutions

         ss.10.4....Incumbency Certificate; Authorized Signers

         ss.10.5....Opinion of Counsel

         ss.10.6....Payment of Fees

         ss.10.7....Insurance

         ss.10.8....Performance; No Default

         ss.10.9....Representations and Warranties

         ss.10.10...Proceedings and Documents

         ss.10.11...Eligible Real Estate Qualification Documents

         ss.10.12...Compliance Certificate

         ss.10.13...Stockholder and Partner Consents

         ss.10.14...Other

         ss.11......CONDITIONS TO ALL BORROWINGS

         ss.11.1....Prior Conditions Satisfied

         ss.11.2....Representations True; No Default

         ss.11.3....No Legal Impediment

         ss.11.4....Governmental Regulation

         ss.11.5....Proceedings and Documents

         ss.11.6....Borrowing Documents

         ss.12......EVENTS OF DEFAULT; ACCELERATION; ETC

         ss.12.1....Events of Default and Acceleration

         ss.12.2....Limitation of Cure Periods

         ss.12.3....Termination of Commitments

         ss.12.4....Remedies

         ss.12.5....Distribution of Collateral Proceeds

         ss.13......SETOFF

         ss.13.1....Setoff

         ss.13.2....Additional Rights

         ss.14......THE AGENT

         ss.14.1....Authorization

         ss.14.2....Employees and Agents

         ss.14.3....No Liability

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         ss.14.4....No Representations

         ss.14.5....Payments

         ss.14.6....Holders of Notes

         ss.14.7....Indemnity

         ss.14.8....Agent as Lender

         ss.14.9....Resignation; Removal

         ss.14.10...Duties in the Case of Enforcement

         ss.14.11...Request for Agent Action

         ss.14.12...Intentionally Deleted

         ss.14.13...Replacement of Holdout Lender

         ss.15......EXPENSES

         ss.16......INDEMNIFICATION

         ss.16.1....Lender Indemnification

         ss.16.2....Borrower Must Notify

         ss.16.3....Remedies

         ss.16.4....Limitations

         ss.16.5....Obligations Absolute

         ss.17......SURVIVAL OF COVENANTS, ETC

         ss.18......ASSIGNMENT AND PARTICIPATION

         ss.18.1....Conditions to Assignment by Lenders

         ss.18.2....Register

         ss.18.3....New Notes

         ss.18.4....Participations

         ss.18.5....Pledge by Lender

         ss.18.6....No Assignment by Borrower

         ss.18.7....Disclosure

         ss.18.8....Amendments to Loan Documents

         ss.19......NOTICES

         ss.20......RELATIONSHIP

         ss.21......USURY

         ss.22......GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE

         ss.23......POWER OF ATTORNEY

         ss.24......HEADINGS

         ss.25......COUNTERPARTS

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         ss.26......ENTIRE AGREEMENT, ETC 115

         ss.27......WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS

         ss.28......DEALINGS WITH THE BORROWER

         ss.29......CONSENTS, AMENDMENTS, WAIVERS, ETC

         ss.30......SEVERABILITY

         ss.31......TIME OF THE ESSENCE

         ss.32......NO UNWRITTEN AGREEMENTS

         ss.33......REPLACEMENT NOTES

         ss.34......NO THIRD PARTIES BENEFITED

         ss.35......HONORARY TITLES

         ss.36......USA PATRIOT ACT NOTICE

                              AMENDED AND RESTATED
                             MASTER CREDIT AGREEMENT

     THIS AMENDED AND RESTATED MASTER CREDIT AGREEMENT (this "Agreement") is made as of the 31st day of January, 2006, by and among 30 WEST PERSHING, LLC, a limited liability company duly organized and validly existing under the laws of the State of Missouri ("Pershing"), EPR HIALEAH, INC., a corporation duly organized and validly existing under the laws of the State of Missouri ("Hialeah"), WESTCOL CENTER, LLC, a limited liability company duly organized and validly existing under the laws of the State of Delaware ("Westcol"), EPT MELBOURNE, INC., a corporation duly organized and validly existing under the laws of the State of Missouri ("Melbourne") and ENTERTAINMENT PROPERTIES TRUST, a real estate investment trust duly organized and validly existing under the laws of the State of Maryland ("EPR") having its principal place of business at c/o Entertainment Properties Trust, 30 Pershing Road, Suite 201, Kansas City, MO 64108 (individually and collectively, jointly and severally, Pershing, Hialeah, Westcol, Melbourne and any other Borrower-SPE (as defined in ss.1.1 herein) and EPR are referred to as the "Borrowers" or the "Borrower", and each individually may be referred to as a "Borrower"), the Lenders (as defined herein), KEYBANK NATIONAL ASSOCIATION, as Administrative Agent ("Keybank" and/or the "Agent"), and KEYBANC CAPITAL MARKETS, as Sole Lead Arranger and Sole Book Manager.

                                 R E C I T A L S

     WHEREAS, pursuant to the terms and conditions of that certain Amended and Restated Master Credit Agreement dated as of March 29, 2004 (the "A&R Credit Agreement") by and between Borrower-SPE (as defined herein), as borrowers (the "Initial Borrower") and Fleet National Bank ("Fleet"), as lender and agent and the other lenders a party to that agreement from time to time, extended to the Initial Borrower a revolving credit facility in the maximum principal amount of One Hundred Fifty Million and 00/100 Dollars ($150,000,000.00);

     WHEREAS, EPR guaranteed all obligations of the Initial Borrower under the A&R Credit Agreement;

     WHEREAS, Hialeah, Westcol and Melbourne are wholly-owned Subsidiaries of Pershing.

     WHEREAS, this Agreement refinances the debt under the A&R Credit Agreement and is made by and among the Borrowers, Agent and Lenders in substitution and replacement for the A&R Credit Agreement in its entirety; and

     WHEREAS, this Agreement sets forth the terms and conditions upon which the Lenders have agreed to, among other things, extend a new revolving credit facility to the Borrowers up to a maximum amount of $200,000,000.00 (subject to increases as set forth in ss.2.2 herein);

     NOW, THEREFORE, in consideration of the recitals herein and mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties hereby agree that the A&R Credit Agreement is hereby amended and restated in its entirety as follows:

ss.1. DEFINITIONS AND RULES OF INTERPRETATION.

     ss.1.1 Definitions. The following terms shall have the meanings set forth in this ss.l or elsewhere in the provisions of this Agreement referred to below:

     Adjusted EBITDA. EBITDA for the most recent quarter ended, less the Replacement Reserve amount.

     Advance. Any advance of proceeds under the Loans hereunder.

     Affiliate. An Affiliate, as applied to any Person, shall mean any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means (a) the possession, directly or indirectly, of the power to vote ten percent (10%) or more of the stock, shares, voting trust certificates, beneficial interest, partnership interests, member interests or other interests having voting power for the election of directors of such Person or otherwise to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise, or (b) the ownership of ten percent (10%) or more of the (i) partnership or other ownership interest of any other Person (other than as a limited partner of such other Person) or,
(ii) a managing member's interest in a limited liability company.

     Agent. KeyBank National Association, acting as administrative agent for the Lenders, and its permitted successors and assigns in such capacity in accordance with the terms of this Agreement.

     Agent's Head Office. The Agent's head office located at 225 Franklin Street, 18th Floor, Boston, Massachusetts 02110, or at such other location as the Agent may designate from time to time by notice to the Borrowers and the Lenders.

     Aggregate Underwriteable Cash Flow. The sum of the Underwriteable Cash Flow for all Borrowing Base Properties; provided however, that any aggregate
Exhibitor EBITDAR determined in accordance with assumption (d) under the definition of Exhibitor EBITDAR shall not be included herein to the extent that such aggregate amount exceeds fifteen percent (15%) of Aggregate Underwriteable Cash Flow otherwise determined under this Agreement.

     Agent's Special Counsel. Burns & Levinson LLP or such other counsel as selected by Agent.

     Agreement. This Amended and Restated Master Credit Agreement, including the Schedules and Exhibits hereto.

     Applicable Margins. The "Applicable LIBOR Margin" and the "Applicable Base Rate Margin" which are used in calculating the interest rate applicable to the LIBOR Rate Loans and the Base Rate Loans shall vary from time to time in accordance with EPR's Leverage Ratio, as set forth below (for purposes of this Agreement, "bps" shall mean and refer to basis points):


         Leverage Ratio           LIBOR Margin         Base Rate Margin

         >55%.....                   175 bps                    20 bps
         -
         > 45%, < 55%                150 bps                    00 bps
         -
         < 45%  ..                   130 bps                    00 bps


     The Applicable LIBOR Margin and Applicable Base Rate Margin shall be adjusted effective on the first Business Day following the effective date of a change in the Leverage Ratio determined pursuant to a Compliance Certificate delivered pursuant to ss.7.4(c). Notwithstanding the foregoing, in the event that the Borrower does not deliver a Compliance Certificate pursuant to ss.7.4(c), the Applicable LIBOR Margin shall be 175 bps, and the Applicable Base Rate Margin shall be 20 bps, until such time as Borrower has delivered the
Compliance Certificate, and thereafter the Applicable LIBOR Margin and Applicable Base Rate Margin shall be adjusted effective on the first Business Day following such delivery.

     Assignment and Acceptance Agreement. See ss.18.1.

     Assumed Debt Service. Interest expense incurred plus regularly scheduled amortization payments calculated based upon the amount outstanding under the Facility (including Letter of Credit exposure) with debt service calculated based upon 25-year mortgage-style amortization and interest calculated at the greater of: (a) the actual interest rate then in effect; (b) the 10-year Treasury then in effect plus 150 bps; and (c) 6.00%.

     Assumed Debt Service Constant. The ratio, expressed as a percentage, of Assumed Debt Service divided by that amount Outstanding under the Facility, including any Letter of Credit exposure.

     Balance Sheet Date. September 30, 2005.

     Bankruptcy Code. Title 11, U.S.C.A., as amended from time to time or any successor statute thereto.

     Base Rate. The greater of (a) the fluctuating annual rate of interest announced from time to time by the Agent at the Agent's Head Office as its "prime rate", or (b) one half of one percent (0.5%) above the Federal Funds Effective Rate (rounded upwards, if necessary, to the next one-eighth of one percent). The Base Rate is a reference rate and does not necessarily represent the lowest or best rate being charged to any customer, and which such rate serves as the basis upon which effective rates of interest are calculated for obligations making reference thereto. Any change in the rate of interest payable hereunder resulting from a change in the Base Rate shall become effective as of the opening of business on the day on which such change in the Base Rate becomes effective, without notice or demand of any kind.

     Base Rate Loans. Any Loan(s) hereunder bearing interest by reference to the Base Rate.

     Base Rent. With respect to any Lease, the minimum periodic contractual rent
payable  thereunder,   excluding   reimbursement  or  recovery  of  common  area
maintenance or other property operating expenses and excluding percentage rent.

     Borrower(s). As defined in the preamble hereto, and which such term shall include the Borrower-SPE.

     Borrower-SPE. Individually, collectively, jointly and severally, Pershing, Hialeah, Westcol and Melbourne and any other wholly-owned Subsidiary of Pershing which owns a Borrowing Base Property and otherwise meets the definition and requirements of a Special Purpose Entity, is approved by the Agent, and executes and delivers to the Agent, a joinder to this Agreement in form and substance satisfactory to the Agent.

     Borrowing Base. The amount which is the lesser of (a) the Maximum Commitment Amount, or (b) sixty-five percent (65%) of the sum of the Borrowing Base Asset Value of the Borrowing Base Properties or (c) the amount determined by dividing Underwriteable Cash Flow by 1.75 and further dividing such amount by the Assumed Debt Service Constant.

     Borrowing Base Asset Value. With respect to the Borrowing Base Properties, the aggregate amount of Underwriteable Cash Flow as of the end of the most recent quarter, with pro forma adjustments for any assets acquired or sold during the relevant period, capitalized at the rate of 9.75%.

     Borrowing Base Property or Borrowing Base Properties. The Eligible Real Estate owned by the Borrower-SPE to be included in the calculation of Borrowing Base, which such property has been approved by Agent and Requisite Lenders in their sole discretion. The Borrowing Base Property shall initially consist of the below listed Megaplex Movie Theatres and Entertainment-Related Retail Improvements which shall contain the following properties (collectively, as listed below, the "Initial Eligible Real Estate"):

                    Name                      Location
            ----------------------------- ---------------------------------
             Harbour View                    Suffolk, VA

            ----------------------------- ---------------------------------
             Amstar Theatre                  Macon, GA

            ----------------------------- ---------------------------------
             AMC Mesa                        Mesa, AZ

            ----------------------------- ---------------------------------
             Columbiana                      Columbus, OH

            ----------------------------- ---------------------------------
             Southfield                      Southfield, MI

            ----------------------------- ---------------------------------
             Southwind                       Lawrence, KS

            ----------------------------- ---------------------------------

            ----------------------------- ---------------------------------
             Peoria RAV                      Peoria, IL

            ----------------------------- ---------------------------------
             Lafayette                       Lafayette, LA

            ----------------------------- ---------------------------------
             Melboure                        Melbourne, FL

            ----------------------------- ---------------------------------
             Hurst                           Hurst, TX

            ----------------------------- ---------------------------------
             Wilmington                      Wilmington, NC

            ----------------------------- ---------------------------------
             Biloxi                          Biloxi, MS

            ----------------------------- ---------------------------------
             Chatanooga                      Chatanooga, TN

            ----------------------------- ---------------------------------
             Conroe                          Conroe, TX

            ----------------------------- ---------------------------------
             Hattiesburg                     Hattiesburg, MS

            ----------------------------- ---------------------------------
             Hialeah                         Miami Lake, FL

            ----------------------------- ---------------------------------
             Washington                      Indianapolis, IN

            ----------------------------- ---------------------------------
             Southfield                      Southfield, IL

            ----------------------------- ---------------------------------
             Westcol                         Denver, CO

            ----------------------------- ---------------------------------
             Harbour View                    Suffolk, VA

            ----------------------------- ---------------------------------

     Notwithstanding anything to the contrary contained herein, the parties acknowledge that the following properties have been approved as to quality of assets, only, and that prior to final approval as Borrowing Base Properties, must satisfy all of the conditions ofthe Eligible Real Estate.

                     Name                      Location
             ---------------------------- ---------------------------------
              Town Center Way                 Hampton, VA
             ---------------------------- ---------------------------------
              3555 S. 140th Plaza             Omaha, NE
             ---------------------------- ---------------------------------
              11701 Nall Avenue               Leawood, KS
             ---------------------------- ---------------------------------
              175 Studio Drive                S. Barrington, IL
             ---------------------------- ---------------------------------
              199919 Interstate Hwy 635       Houston, TX

             ---------------------------- ---------------------------------

             ---------------------------- ---------------------------------
              11801 S. Sam Houston Pkwy       Houston, TX
             ---------------------------- ---------------------------------
              3301 Town Center Blvd.          Sugarland, TX
             ---------------------------- ---------------------------------

     Subsequent to Closing hereunder, the Borrowers may add other Eligible Real Estate or substitute other Eligible Real Estate for all or a portion of the Initial Eligible Real Estate subject to the compliance with the terms of this Agreement.

     Borrowing  Base Property Net Operating  Income (or Borrowing  Base Property
NOI). With respect to any Borrowing Base Property, for any period, the aggregate of actual recurring "property revenues" earned and received by Borrower-SPE in such period (provided however that any amounts accrued shall only include those amounts not more than 45 days delinquent in arrears) for the Borrowing Base Property (including base rent and expense reimbursement, but excluding straight line and percentage rent), and all as otherwise determined in accordance with GAAP together with recoveries from tenants as determined in accordance with GAAP, all such amounts shall be attributable to such period and accrued according to GAAP, less (i) all "property expenses" consisting solely of expenses incurred or accrued by the Borrower-SPE that are directly related to the operation and ownership of such Borrowing Base Property, including any real estate taxes, sales taxes, common area maintenance charges, accounting and administration, security, utilities, maintenance, janitorial, premiums for casualty and liability insurance or ground lease payments (excluding from the foregoing expenses for depreciation, amortization, interest and leasing commissions with respect to such Borrowing Base Property) actually paid by Borrower-SPE, and (ii) an allowance for property management expenses calculated at the greater of (A) three percent (3.0%) of Base Rent or (B) actual property management expenses (the "Management Expense"), and (iii) the Replacement Reserve. If such period is less than a year, expenses described in clause (i) above that are payable less frequently than monthly during the course of a year (e.g., real estate taxes and insurance premiums) shall be adjusted by "straight lining" the amounts so that such expenses are accrued on a monthly basis over the course of a year and fairly stated for each period. In the event that information for trailing four (4) quarters or for any other period as may be required hereunder, is not available for a Borrowing Base Property, then, if such Borrowing Base Property is a new theatre or a new Lease executed by Tenant and Borrower-SPE in connection with the acquisition of a Borrowing Base Property, then for purposes of this calculation, "property revenues" shall mean the actual annual base rent on an effective triple net basis for the Borrowing Base Property, as provided for in the applicable Lease less the Management Expense and less the Replacement Reserve. Additionally, as the Borrowing Base Property financial information becomes available (i.e. after the Borrowing Base Property has been in operation for one quarter, two quarters, etc.) such actual information shall be used, as adjusted, by "annualizing" the amounts so that such amounts are received on a monthly basis over the course of a year and fairly stated for each period, and as further adjusted for "property expenses," Management Expense and Replacement Reserves.

     Borrowing Base Property Replacement. Any substitution, replacement or addition of Borrowing Base Property hereunder, pursuant to ss. 5.3 and ss.12.

     Building. With respect to each Property or parcel of Real Estate, all of the buildings, structures and improvements now or hereafter located thereon.

     Business Day. Any day of the year on which commercial banks are not required or authorized by law to be closed for business in New York, New York or Boston, Massachusetts. If any day on which a payment is due is not a Business Day, then the payment shall be due on the next day following which is a Business Day. Further, in the event a payment is due on a specified day of the month, if there is no corresponding day for a payment in the given calendar month (i.e., there is no "February 30th"), the payment shall be due on the last Business Day of the calendar month.

     Capitalized Lease. A lease under which the discounted future rental payment obligations of the lessee or the obligor are required to be capitalized on the balance sheet of such Person in accordance with GAAP.

     Capital Stock. With respect to any Person, any capital stock (including preferred stock), shares, interests, participations or other ownership interests (however designated) of such Person and any rights (other than debt securities convertible into or exchangeable for corporate stock), warrants or options to purchase any thereof.

     CERCLA. See ss.6.20.

     Change in Control. A Change in Control shall exist upon the occurrence of any of the following:

     (a) any Person (including a Person's Affiliates and associates) or group (as that term is understood under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder) shall have acquired after the Closing Date beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of a percentage (based on voting power, in the event different classes of stock shall have different voting powers) of the voting stock of any such other Person equal to at least fifty percent (50%); or

     (b) as of any date a majority of the managers or other controlling members of any Person consists of individuals who were not either (i) managers or otherwise controlling members or entities, as the case may be, of such Person as of the corresponding date of the previous year (provided, however, that the initial managers and controlling members for reference purposes of this clause
(c)(i) shall be the managers and  controlling  members as of the Closing  Date),
(ii) selected or nominated to become managers or controlling members by the other managers or controlling members of said Person of which a majority consisted of individuals described in clause (c)(i) above, or (iii) selected or nominated to become managers or otherwise controlling members by such managers or controlling members of said Person of which a majority consisted of individuals or entities, as the case may be, described in clause (c)(i), above or individuals or entities, as the case may be, described in clause (c)(ii), above.

     Closing Date. The first date on which all of the conditions set forth in ss.10 have been initially satisfied, and thereafter for any Loans, the Closing Date shall be deemed the date of the Advance or issuance of a Letter of Credit, provided that all of the conditions set forth in ss.10 and ss.11 have been satisfied.

     Code. The Internal Revenue Code of 1986, as amended.

     Commission. The Securities and Exchange Commission.

     Committed Loan. A loan made by a Lender pursuant to ss.2.1; provided that, if any such loan or loans (or portions thereof) are combined or subdivided pursuant to a Loan Request, the term "Committed Loan" shall refer to the combined principal amount resulting from such combination or to each of the separate principal amounts resulting from such subdivision, as the case may be.

     Commitment. With respect to each Lender, the Revolving Credit Commitment of such Lender, as set forth on Schedule 1 hereto, as the same may be changed from time to time in accordance with the terms of this Agreement.

     Commitment Percentage. With respect to each Lender, the percentage set forth on Schedule 1 hereto as such Lender's percentage of the Total Commitment, as the same may be changed from time to time in accordance with the terms of this Agreement.

     Compliance Certificate. See ss.7.4(c).

     Condemnation Proceeds. All compensation, awards, damages, rights of action and proceeds awarded to the Borrowers by reason of any Taking, net of all reasonable amounts actually expended to collect the same.

     Consolidated. With reference to any term defined herein, that term as applied to the accounts of a Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

     Consolidated EBITDA. With respect to any period, an amount equal to the EBITDA of EPR and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP.

     Consolidated Interest Incurred. For any period, interest incurred on all Indebtedness of EPR and its Subsidiaries (regardless of whether such interest was expensed or capitalized in accordance with GAAP), determined on a consolidated basis in accordance with GAAP excluding amortization of deferred loan costs.

     Consolidated Tangible Net Worth. The total consolidated Tangible Net Worth of EPR and its Subsidiaries.

     Contingent Obligations. As to any Person, means any obligation of such Person guaranteeing or intending to guaranty any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the payment of, or the ability of the primary obligor to make payment of, such primary obligation or (d) otherwise to assure or hold harmless the owner of such primary obligation against loss in respect thereof; provided that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business or contracting for purchase of real property in the ordinary course of business, or obligations, indemnifications or guarantees of liabilities other than with respect to the repayment of any Indebtedness, such as environmental indemnities or "bad acts" indemnities, unless such obligations, indemnifications or guarantees are being enforced by any applicable party entitled to rely thereon. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

     Conversion/Continuation Request. A notice given by the Borrower to the Agent of its election to convert or continue a Loan in accordance with ss.4.1.

     Debt Service. Consolidated Interest Incurred plus regularly scheduled amortization payments (excluding balloon maturities).

     Default. See ss.12.1 herein.

     Default Rate. See ss.4.12.

     Derivative Obligations. All Interest Rate Contracts and other obligations of any Person in respect of any interest rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap forward equity transaction, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, forward transaction, collar transaction, currency swap, cross-currency rate swap transaction, forward transaction, collar transaction, currency swap, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of the foregoing transactions) or any combination of the foregoing transactions.

     Distribution. With respect to any Person, the declaration or payment of any cash dividend or distribution on or in respect of any shares of any class of capital stock or other beneficial interest of such Person; the purchase, redemption, exchange or other retirement by such Person of any shares of any class of capital stock or other beneficial interest of such Person, directly or indirectly through a Subsidiary of such Person or otherwise; the return of capital by such Person to its shareholders, partners, members or other owners as such; or any other distribution on or in respect of any shares of any class of capital stock or other beneficial interest of such Person; provided, however, that the dividend or distribution of common stock of a Person shall not constitute a Distribution with respect to such Person.

     Dollars or $. Dollars in lawful currency of the United States of America.

     Domestic Lending Office. Initially, the office of each Lender designated as such on Schedule 1 hereto; thereafter, such other office of such Lender, if any, located within the United States that will be making or maintaining Base Rate Loans.

     Drawdown Date. The date on which any Loan is made or is to be made, and the date on which any Loan which is made prior to the Maturity Date is converted in accordance with ss.4.1.

     EBITDA. With respect to any Person (or any asset of any Person) for any period, all as determined in accordance with GAAP, an amount equal to the sum of
(a) the Net Income of such Person (or attributable to such asset) for such period plus (b) depreciation and amortization, interest expensed and income taxes for such period minus (c) equity in earnings from unconsolidated Subsidiaries for such period plus (d) ordinary cash distributions (exclusive of any distributions received from capital events) actually received from such unconsolidated Subsidiaries for such period, minus (e) straight line rents for such period, minus (f) any gains (plus the losses) from extraordinary items or asset sales or writeups or forgiveness of debt for such period. All of the foregoing to be calculated without duplication and with respect to (b) - (f), only to the extent the same has been included in the calculation of such net income.

     Eligible Real Estate. Real Estate:

          (a) which is owned in fee (or a ground lease acceptable to the Agent in its reasonable discretion) by the Borrower-SPE;

          (b)  which  is  located   within  the  contiguous  48  States  of  the
     continental United States;

          (c) which is improved by an income-producing Megaplex Movie Theatre or other Entertainment-Related Retail Improvements, consistent with Borrower's business strategy on the date of this Agreement and similar in quality and character to the Initial Eligible Real Estate;

          (d) which Megaplex Movie Theatre is subject to a Lease to a third party (or parties), which such Lease is not in default and under which the tenant is in actual occupancy of the property, provided however, that copies of all Leases for any Borrowing Base Property shall be provided to Agent or any Lender upon request therefor;

          (e) as to which all of the representations set forth in ss.6 of this Agreement concerning Borrowing Base Property are true and correct;

          (f) as to which the Agent and the Required Lenders, as applicable, have received and approved all Eligible Real Estate Qualification Documents, or will receive and approve them prior to inclusion of such Real Estate as a Borrowing Base Property;

          (g) which does not cause a violation of the Borrowing Base; and

          (h) which is approved by the Agent and Required Lenders in their sole discretion.

     Eligible Real Estate Qualification Documents. See Schedule 3 attached hereto.

     Employee Benefit Plan. Any employee benefit plan within the meaning of ss.3(3) of ERISA maintained or contributed to by either of the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

     Entertainment-Related Retail Improvements. Real estate owned by the Borrower-SPE that is used for retail purposes including but not limited to restaurants, bowling alleys, arcades, and other leisure venues that are adjacent to and complement the operation of a Megaplex Movie Theater.

     Environmental Laws. See ss.6.20(a).

     Equity Issuance. The issuance and sale after December 30, 2005 by any of EPR or its Subsidiaries of any equity securities of EPR or its Subsidiaries to any Person who is not EPR or one of its Subsidiaries, including without limitation: (a) shares of its Capital Stock, (b) any shares of its Capital Stock pursuant to the exercise of options or warrants or (c) any shares of its Capital Stock pursuant to the conversion of any debt securities to equity.

     Equity Rights. With respect to any Person, any subscriptions, options, warrants, commitments preemptive rights or agreements of any kind (including without limitation, any shareholders' or voting trust agreements) for the issuance, sale, registration or voting of, or securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type, in such Person.

     ERISA. The Employee Retirement Income Security Act of 1974, as amended and in effect from time to time.

     ERISA Affiliate. Any Person which is treated as a single employer with the Borrower under ss.414 of the Code.

     ERISA Reportable Event. A reportable event with respect to a Guaranteed Pension Plan within the meaning of ss.4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

     Event of Default. See ss.12.1.

     Exhibitor EBITDAR. Shall be determined as follows:

          (a) The actual EBITDA of the exhibitor/tenant at a Borrowing Base Property, which EBITDA is derived specifically from said Borrowing Base Property, plus the rent expense of that exhibitor/tenant at said Borrowing Base Property (the "Actual Exhibitor EBITDAR"). The Lenders recognize that the Borrowers are not entitled to receive full financial disclosure of the income statement of an exhibitor/tenant, which would allow the calculation of Actual Exhibitor EBITDAR, but may receive such information as a courtesy.

          (b) In the event that such Actual Exhibitor EBITDAR is not available, then the calculation of Exhibitor EBITDAR shall be based upon the actual trailing 4 quarters revenue of the exhibitor/tenant at said Borrowing Base Property multiplied by an assumed Exhibitor EBITDAR margin of thirty-six percent (36%) (the "Assumed Exhibitor EBITDAR").

          (c) In the event that such Assumed Exhibitor EBITDAR is not available, then the calculation of Exhibitor EBITDAR shall be based upon the trailing 4 quarters box office receipts of the exhibitor/tenant at said Borrowing Base Property as determined by EDI Neilsen, divided by .70, to arrive at total revenues, and multiplied by an assumed Exhibitor EBITDAR margin of thirty-six percent (36%) (the "Neilsen Exhibitor EBITDAR").

          (d)  Notwithstanding  anything to the contrary  contained herein,  but subject to the defined term Underwriteable Cash Flow, for any exhibitor/tenant theatre which has been in operation for less than four (4) quarters, Exhibitor EBITDAR shall be deemed to equal the Borrowing Base Property Net Operating Income for such Borrowing Base Property.

     Further, notwithstanding anything to the contrary contained herein, where there is an assumed Exhibitor EBITDAR margin of thirty-six percent (36%), such margin shall be assumed, provided however, in the event that Agent determines in good faith that a thirty-six percent (36%) Exhibitor EBITDAR margin is no longer accurate, it may, from time to time, adjust the assumed Exhibitor EBITDAR margin for purposes of this calculation.

     Facility. The credit facility described herein with respect to the Revolving Credit Loans up to the Facility Amount.

     Facility Amount. The aggregate amount of the initial $200,000,000.00 Facility, plus any increase thereto pursuant to ss.2.2 herein.

     Federal Funds Effective Rate. For any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published the average of the quotations for such day on such transactions received by the Agent from three (3) Federal funds brokers of recognized standing selected by the Agent.

     Fixed Charges. Debt Service plus the amount of any preferred dividends incurred for the applicable period.

     FFO. With respect to EPR and its Subsidiaries on a consolidated basis, "funds from operations" as defined in accordance with resolutions adopted by the Board of Governors of the National Association of Real Estate Investment Trusts as in effect on the date of Closing, and as amended from time to time, subject, however, to the provisions of Section 1.3(b) herein.

     GAAP. Principles that are (a) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time and (b) consistently applied with past financial statements of the Person adopting the same principles; provided that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

     Guarantee. A Guarantee by any Person means any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to secure, purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, to provide collateral security, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part), provided that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

     Guaranteed Pension Plan. Any employee pension benefit plan within the meaning of ss.3(2) of ERISA maintained or contributed to by the Borrowers or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

     Hazardous Substances. See ss.6.20(b).

     Indebtedness. Indebtedness of any Person means at any date, without duplication, all obligations, contingent and otherwise, direct or indirect, in respect of (i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) all obligations of such Person to pay the deferred purchase price of property or services, except trade accounts payable arising in the ordinary course of business, (iv) all obligations of such Person as lessee under Capitalized Leases, (v) all obligations of such Person to reimburse any bank or other Person in respect of amounts payable under a banker's acceptance,
(vi) all Redeemable Preferred Stock of such Person (in the event such Person is a corporation), (vii) all obligations of such Person to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument, (viii) all Indebtedness of others secured by a Lien on any asset of such Person, whether or not such Indebtedness is assumed by such Person, (ix) all obligations of such Person with respect to interest rate protection agreements, foreign currency exchange agreements or other hedging arrangements (valued as the termination value thereof computed in accordance with a method approved by the International Swap Dealers Association and agreed to by such Person in the applicable hedging agreement, if any), and (x) all Indebtedness of others Guaranteed by such Person.

     Independent Director.  An individual reasonably  satisfactory to Agent, who
(a) shall not be during such individual's term as Independent Director and (b) shall not have been at any time during the preceding five (5) years (i) other than in his or her capacity as an Independent Director or other similar capacity, a partner, member or shareholder of, or an officer or employee of, any Borrower or any of its Subsidiaries or Affiliates, (ii) a customer or a supplier to any Borrower or any of its Subsidiaries or Affiliates, (iii) an individual controlling any such supplier or customer or (iv) a member of the immediate family of any officer, employee, supplier or customer of any other director of any Borrower or any of its Subsidiaries or Affiliates.

     Individual Borrowing Base Property Asset Value. The Borrowing Base Property Asset Value determined for an individual Borrowing Base Property provided, however, that in the event there exists an option or transfer restriction with respect to any Borrowing Base Property such that the transfer value of said Borrowing Base Property is limited or restricted, then such Individual Borrowing Base Property Asset Value shall be limited to the value set forth in such option or transfer agreement.

     Insurance Proceeds. All insurance proceeds, damages, claims and rights of action and the right thereto under any insurance policies relating to any portion of any Borrowing Base Property, net of all reasonable amounts actually expended to collect the same.

     Interest Payment Date. As to each Loan, the first (1st) day of each calendar month during the term of such Loan.

     Interest Period. With respect to each LIBOR Rate Loan (a) initially, the period commencing on the Drawdown Date of such LIBOR Rate Loan and ending one, two or three months thereafter, and (b) thereafter, each period commencing on the day following the last day of the next preceding Interest Period applicable to such Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Loan Request or Conversion/Continuation Request; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

          (i) if any Interest Period with respect to a LIBOR Rate Loan would otherwise end on a day that is not a LIBOR Business Day, such Interest Period shall end on the next succeeding LIBOR Business Day, unless such next succeeding LIBOR Business Day occurs in the next calendar month, in which case such Interest Period shall end on the next preceding LIBOR Business Day, as determined conclusively by the Agent in accordance with the then current bank practice in London;

          (ii) if the Borrower shall fail to give notice as provided in ss.4.1, the Borrower shall be deemed to have requested a conversion of the affected LIBOR Rate Loan to a Base Rate Loan on the last day of the then current Interest Period with respect thereto; and

          (iii) no Interest Period relating to any LIBOR Rate Loan shall extend beyond the Maturity Date.

     Notwithstanding anything to the contrary contained in this Agreement, in no event shall the Interest Period hereunder exceed one month at any time prior to the earlier to occur of

(x) ninety (90) days after the Closing Date, or (y) the Agent declaring the syndication is complete hereunder.

     Interest Rate Contracts. Interest rate swap, collar, cap or similar agreements providing interest rate protection.

     Investments. With respect to any Person, all shares of capital stock, evidences of Indebtedness and other securities issued by any other Person and owned by such Person, all loans, advances, or extensions of credit to, or contributions to the capital of, any other Person, all purchases of the securities or business or integral part of the business of any other Person and commitments and options to make such purchases, all interests in real property, and all other investments; provided, however, that the term "Investment" shall not include (i) equipment, inventory and other tangible personal property acquired in the ordinary course of business, or (ii) current trade and customer accounts receivable for services rendered in the ordinary course of business and payable in accordance with customary trade terms. In determining the aggregate amount of Investments outstanding at any particular time: (a) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (b) there shall be deducted in respect of each Investment any amount received as a return of capital; (c) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (a) may be deducted when paid; and (d) there shall not be deducted in respect of any Investment any decrease in the value thereof.

     Issuing Lender. KeyBank, in its capacity as the Lender issuing the Letters of Credit or any other Lender that is designated by the Borrower and agrees to issue any Letters of Credit.

     Land Assets. Land with respect to which the commencement of grading, construction of improvements or infrastructure has not yet commenced, and all unimproved land according to GAAP. Land Assets shall not include "outparcels" held in the ordinary course of business for sale or lease.

     Lease Summaries. Summaries or abstracts of the material terms of the Leases. Such Lease Summaries shall be in form and substance reasonably satisfactory to the Agent.

     Lease. Any leases, license and agreement relating to the use or occupation of space in any Building or of any Real Estate including without limitation any ground leases therefor (collectively, the "Leases").

     Lenders. KeyBank, the other lending institutions which are or may be a party hereto from time to time and any other Person which becomes an assignee of any rights of a Lender pursuant to ss.18 (but not including any participant as described in ss.18.4 as identified on Schedule 1 hereto).

     Letter of Credit. Any standby letter of credit issued at the request of the Borrower and for the account of the Borrower in accordance with ss.2.10.

     Letter of Credit Request. See ss.2.10(a).

     Leverage Ratio. The percentage determined by dividing the Total Debt by the Total Asset Value.

     LIBOR. As applicable to any Interest Period for any LIBOR Rate Loan, the rate per annum (rounded upwards, if necessary, to the nearest 1/32nd of one percent) as determined on the basis of the offered rates for deposits in Dollars, for the period of time comparable to such Interest Period which appears on the Telerate page 3750 as of 11:00 a.m. London time on the day that is two
(2) LIBOR Business Days preceding the first day of such Interest Period; provided, however, if the rate described above does not appear on the Telerate System on any applicable interest determination date, LIBOR shall be the rate (rounded upwards as described above, if necessary) for deposits in Dollars for a period substantially equal to the Interest Period on the Reuters Page "LIBO" (or such other page as may replace the LIBO Page on that service for the purpose of displaying such rates), as of 11:00 a.m. (London Time), on the day that is two
(2) LIBOR Business Days prior to the beginning of such Interest Period. If both the Telerate and Reuters systems are unavailable, then the rate for that date will be determined on the basis of the offered rates for deposits in Dollars for a period of time comparable to such Interest Period which are offered by four major banks in the London interbank market at approximately 11:00 a.m. London time, on the day that is two (2) LIBOR Business Days preceding the first day of such Interest Period as selected by Agent. The principal London office of each of the four major London banks will be requested to provide a quotation of its U.S. dollar deposit offered rate. If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two quotations are provided, the rate for that date will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. (New York City time), on the day that is two (2) LIBOR Business Days preceding the first day of such Interest Period. In the event that Agent is unable to obtain any such quotation as provided above, it will be deemed that LIBOR pursuant to a LIBOR Rate Loan cannot be determined and the provisions of ss.4.6 shall apply. In the event that the Board of Governors of the Federal Reserve System shall impose a Reserve Percentage with respect to LIBOR deposits of Agent, then for any period during which such Reserve Percentage shall apply, LIBOR shall be equal to the amount determined above divided by an amount equal to 1 minus the Reserve Percentage.

     LIBOR Business Day. Any day on which commercial banks are open for international business (including dealings in Dollar deposits) in London, England.

     LIBOR Lending Office. Initially, the office of each Lender designated as such on Schedule 1 hereto; thereafter, such other office of such Lender, if any, that shall be making or maintaining LIBOR Rate Loans.

     LIBOR Rate Loans. Collectively, the Revolving Credit LIBOR Rate Loans bearing interest by reference to LIBOR.

     Lien. See ss.8.2.

     Loan Documents. This Agreement, the Notes, the Letters of Credit and all other documents, instruments or agreements now or hereafter executed or delivered by or on behalf of the Borrower in connection with the Loans.

     Loan Request. See ss.2.7.

     Loans. Collectively, the Revolving Credit Loans.

     Management Agreements. Agreements, whether written or oral, providing for the management of the Borrowing Base Properties or any of them.

     Material Adverse Effect. A material adverse effect on (a) the business, properties, assets, condition (financial or otherwise) or results of operations of the Borrowers and any of their Subsidiaries considered as a whole; (b) the ability of the Borrowers to perform any of their obligations under the Loan Documents; or (c) the validity or enforceability of any of the Loan Documents or the rights or remedies of Agent or the Lenders thereunder.

     Maturity Date. January 31, 2009, or such earlier date on which the Loans shall become due and payable pursuant to the terms hereof, or January 31, 2010, if said Maturity Date is extended pursuant to ss.3.5, herein.

     Maximum Commitment Amount. The maximum availability under the Facility, including the sum of the aggregate amount undrawn on all Letters of Credit or drawn but not reimbursed under all Letters of Credit at any time, shall be $200,000,000.00 (unless otherwise increased pursuant to ss.2.2 herein).

     Megaplex Movie Theatre. A theater constructed or substantially remodeled subsequent to 1995 for the showing of first run motion pictures which theater contains at least fourteen screens, stadium style seating, digital sound and enhanced seat design.

     Minority Interest. As to any Person, an ownership or other equity investment in any other Person, which investment is not consolidated with the accounts of such Person in accordance with GAAP.

     Multiemployer Plan. Any multiemployer plan within the meaning of ss.3(37) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

     Net Equity Proceeds. The aggregate consideration received by EPR and/or any of its Subsidiaries in respect of any Equity Issuance, net of (a) direct costs (including, without limitation, legal, accounting and investment banking fees and sales commissions) and (b) taxes paid or payable as a result thereof; it being understood, (i) that "Net Equity Proceeds" shall include, without limitation, any cash received upon the sale or other disposition of any non-cash consideration received by EPR and/or any of its Subsidiaries in any Equity Issuance, and (ii) that "Net Equity Proceeds" shall not include cash proceeds that are applied within thirty (30) days of the date of the related Equity Issuance to retire Capital Stock.

     Net Income (or Loss). With respect to any Person (or any asset of any Person) for any period, the net income (or loss) of such Person (or attributable to such asset), determined in accordance with GAAP. The net income (or loss) of a Person shall include, without duplication, the allocable share of the net income (or loss) of any other Person in which a Minority Interest is owned by such Person based on the ownership of such Person in such other Person.

     Net Rentable Area. With respect to any Real Estate, the floor area of any buildings, structures or improvements available for leasing to tenants determined in accordance with the Rent Roll for such Real Estate, the manner of such determination to be reasonably consistent for all Real Estate of the same type unless otherwise approved by the Agent.

     Notes. Collectively, the Revolving Credit Notes.

     Notice. See ss.19 herein.

     Obligations. All indebtedness, obligations and liabilities of the Borrowers to any of the Lenders or the Agent, individually or collectively, under this Agreement or any of the other Loan Documents or in respect of any of the Loans, the Notes, the Letters of Credit or other instruments at any time evidencing any of the foregoing, whether existing on the date of this Agreement or arising or incurred hereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise.

     Obligors, or Obligor. Collectively, Borrowers and any other party (other than Agent, a Lender or the Issuing Lender) that may become obligated under this Agreement ("Obligors"); individually, each Borrower which is or may become obligated under this Agreement ("Obligor").

     Outstanding. With respect to the Loans, the aggregate unpaid principal thereof as of any date of determination. With respect to Letters of Credit, the aggregate undrawn face amount of issued Letters of Credit.

     PBGC. The Pension Benefit Guaranty Corporation created by ss.4002 of ERISA and any successor entity or entities having similar responsibilities.

     Permitted Encumbrances. Each Lien granted pursuant to any of the Permitted Liens and the security interests and defects in title as set forth on Schedule B of the title insurance policies issued in connection with the Borrowing Base Properties, provided such security interests and defects in title shall not affect the operation, marketability or value of any Borrowing Base Property.

     Permitted Liens. Liens, security interests and other encumbrances permitted by ss.8.2.

     Person. Any individual, corporation, limited liability company, partnership, trust, unincorporated association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof, including but not limited to the Borrowers.

     Plan Assets. Assets of any employee benefit plan subject to Part 4, Subtitle A, Title I of ERISA.

     Potential Borrowing Base Property. Any property of a Borrower which is not at the time included in the Borrowing Base and which consists of (i) Eligible Real Estate, or (ii) Real Estate which is capable of becoming Eligible Real Estate through the approval of the Required Lenders and the completion and delivery of Eligible Real Estate Qualification Documents.

     Rating Agencies. Fitch IBCA, Inc., Standard & Poor's Rating Services, Inc. or Moody's Investors Service, Inc.

     Real Estate. All real property at any time owned or leased (as lessee or sublessee) by the Borrower-SPE, EPR or any of its Subsidiaries, including, without limitation, the Borrowing Base Properties.

     Record. The grid attached to any Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Agent with respect to any Loan referred to in such Note.

     Redeemable Preferred Stock. Any preferred stock issued by a Person which is at any time prior to the Maturity Date either (i) mandatorily redeemable (by sinking fund or similar payments or otherwise) or (ii) redeemable at the option of the holder thereof.

     Register. See ss.18.2 herein.

     REIT Status. With respect to EPR its status as a real estate investment trust as defined in ss.856(a) of the Code.

     Release. See ss.6.20(c)(iii) herein.

     Rent Roll. A report prepared by the Borrower showing for each Borrowing Base Property owned or leased by the Borrower-SPE its occupancy, lease expiration dates, lease rent and other information in substantially the form presented to the Lenders prior to the date hereof or in such other form as may have been approved by the Agent.

     Replacement Reserve. With respect to any Real Estate now or hereafter owned or leased by Borrower a replacement reserve in an amount equal to twenty cents ($.20) per annum multiplied by the Net Rentable Area of such Real Estate.

     Required Lenders. As of any date, the Lender or Lenders (which may also include the Agent as a Lender) whose aggregate Commitment Percentage is equal to or greater than sixty-six and 2/3 percent (66-2/3%)of the Total Commitment.

     Reserve Percentage. For any day with respect to a LIBOR Rate Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves (including, without limitation, all base, supplemental, marginal and other reserves) under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D or any successor or similar regulation), if such liabilities were outstanding. The Reserve Percentage shall be adjusted automatically on and as of the effective date of any change in the Reserve Percentage.

     Revolving Credit Base Rate Loans. Revolving Credit Loans bearing interest calculated by reference to the Base Rate.

     Revolving Credit Commitment. With respect to each Lender, the amount set forth on Schedule 1 hereto as the aggregate amount of such Lender's Revolving Credit Commitment, as the same may be reduced or increased from time to time in accordance with the terms of this Agreement.

     Revolving Credit Commitment Percentage. With respect to each Lender, the percentage set forth on Schedule 1 hereto as such Lender's percentage of the aggregate Revolving Credit Commitments of all of the Lenders, which such percentage may be reduced as provided herein or increased pursuant to ss.2.2 herein.

     Revolving Credit LIBOR Rate Loans. Revolving Credit Loans bearing interest calculated by reference to LIBOR.

     Revolving Credit Loan or Loans. An individual Revolving Credit Loan or the aggregate Revolving Credit Loans, as the case may be, in the maximum principal amount of $200,000,000.00 to be made by the Lenders hereunder as more particularly described in ss.2. Amounts drawn under a Letter of Credit shall also be considered Revolving Credit Loans as provided in ss.2.10(f).

     Revolving Credit Notes. See ss.2.1(b) herein.

     Short-term  Investments.  Investments  described in subsections (a) through
(g), inclusive, of ss.8.3. For all purposes of this Agreement and the other Loan Documents, the value of Short-term Investments at any time shall be the current market value thereof determined in a manner reasonably satisfactory to the Agent.

     State. A state of the United States of America.

     Subsidiary. Any corporation, association, partnership, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes or controlling interests) of the outstanding voting interests or other economic interest and which are consolidated with the parent, including without limitation, under this Agreement, Borrower-SPE as a Subsidiary of EPR.

     Survey. An instrument survey of each parcel of Borrowing Base Property prepared by a registered land surveyor which shall show the location of all buildings, structures, easements and utility lines on such property, shall be sufficient to remove the standard survey exception from the Title Policy, shall show that all buildings and structures are within the lot lines of the Borrowing Base Property and shall not show any encroachments by others (or to the extent any encroachments are shown, such encroachments shall be acceptable to the Agent in its reasonable discretion), shall show rights of way, adjoining sites, establish building lines and street lines, the distance to and names of the nearest intersecting streets and such other details as the Agent may reasonably require; and shall show whether or not the Borrowing Base Property is located in a flood hazard district as established by the Federal Emergency Management Agency or any successor agency or is located in any flood plain, flood hazard or wetland protection district established under federal, state or local law .

     Surveyor Certification. With respect to each parcel of Borrowing Base Property, a certificate executed by the surveyor who prepared the Survey with respect thereto and containing such information relating to such parcel as the Title Insurance Company may reasonably require.

     Taking. The taking or appropriation (including by deed in lieu of condemnation) of any Borrowing Base Property, or any part thereof or interest therein, for public or quasi-public use under the power of eminent domain, by reason of any public improvement or condemnation proceeding, or in any other manner or any damage or injury or diminution in value through condemnation, inverse condemnation or other exercise of the power of eminent domain.

     Tangible Net Worth. The equity of any Person as determined in accordance with GAAP, less the total book value of all assets of such Person properly classified as intangible assets under generally accepted accounting principles, including such items as goodwill, the purchase price of acquired assets in excess of the fair market value thereof, trademarks, trade names, service marks, brand names, copyrights, patents and licenses, and rights with respect to the foregoing.

     Tenant. A tenant of the Borrower-SPE which leases space in a Borrowing Base Property pursuant to a Lease.

     Third Party Information. Information provided by or in reliance on information provided by Tenants or other independent sources acceptable to Agent, and upon which Borrower relies and has no knowledge or reason to believe is false, inaccurate or misleading in any respects.

     Title Insurance Company. A nationally recognized title insurance company (and/or any other title insurance company or companies approved by the Agent in its sole discretion).

     Title Policy. With respect to each parcel of Borrowing Base Property, an ALTA standard form title insurance policy (or, if such form is not available, an equivalent, legally promulgated form of mortgagee title insurance policy reasonably acceptable to the Title Insurance Company) issued by a Title Insurance Company insuring that the Borrower-SPE holds marketable fee simple title to or a valid and subsisting leasehold interest in such parcel.

     Total Asset Value. The sum of: (1) unrestricted cash and marketable securities held by EPR and its Subsidiaries; plus (2) Total Real Estate Value; plus (3) non-income producing real estate at cost of EPR and its Subsidiaries.

     Total Commitment. The sum of the Commitments of the Lenders, as in effect from time to time not to exceed the lesser of (a) the Borrowing Base or (b) $200,000,000.00, as such amount may be increased pursuant to ss.2.2 herein.

     Total Debt. With respect to EPR and any of its Subsidiaries, all Indebtedness, plus the face amount of any undrawn letters of credit, plus any Contingent Obligations.

     Total Real Estate Value. EBITDA of EPR and its Subsidiaries for the most recent quarter, with pro forma adjustments for any assets acquired or sold during the relevant period, multiplied by four (4) (which is the annualization factor), divided by 9.75% (which is the capitalization rate).

     Total Secured Debt. At any time, for EPR and its Subsidiaries, determined on a Consolidated basis, the sum of the following, but only if any Real Estate, or ownership interest of the owner thereof, is subject to a mortgage, deed of trust, deed to secure debt or similar instrument encumbering such Real Estate, or with respect to an owner of such Real Estate, a pledge of any equity interests in such Person with respect thereto: (i) all Indebtedness plus any other amounts that may constitute indebtedness for borrowed money; (ii) the deferred purchase price of Real Estate (not including escrow deposits given in connection with any such purchase); (iii) all Capitalized Leases in which a Borrower is the tenant; (iv) all obligations to reimburse any bank or other Person in respect of amounts paid or to be paid under a letter of credit or similar instrument; and (v) all Guarantees of Indebtedness incurred by Persons other than for Indebtedness already accounted for in the foregoing clauses (i) -
(iv) hereof, and other than the Borrower and its Subsidiaries.

     Type. As to any Revolving Credit Loan, its nature as a Base Rate Loan or a LIBOR Rate Loan.

     Underwriteable Cash Flow. (1) With respect to Borrowing Base Property that is a Megaplex Movie Theater, determined individually, the lesser of (A) the Borrowing Base Property NOI for the trailing 4 quarter period and (B) the Exhibitor's EBITDAR for such Borrowing Base Property for the trailing 4 quarter period, divided by 1.25; and (2) With respect to each Borrowing Base Property that is an Entertainment-Related Retail Improvement, the Borrowing Base Property NOI for the most recently ended quarter and then annualized.

     Unhedged Variable Rate Debt. Indebtedness that by its terms bears interest at a variable, not fixed, rate for which a swap, cap or similar arrangement effectively limiting the variability of such rate has not been entered into.

     ss.1.2 Rules of Interpretation.

          (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Agreement.

          (b) The definitions of terms herein shall apply equally to the singular and the plural forms of the terms defined.

          (c) A reference to any law includes any amendment or modification of such law.

          (d) A reference to any Person includes its permitted successors and permitted assigns.

          (e) Accounting terms not otherwise defined herein have the meanings assigned to them by GAAP applied on a consistent basis by the accounting entity to which they refer.

          (f) The words "include", "includes" and "including" are not limiting.

          (g) The words "approval" and "approved", as the context requires, means an approval in writing given to the party seeking approval after full and fair disclosure to the party giving approval of all material facts necessary in order to determine whether approval should be granted.

          (h) All terms not specifically defined herein or by GAAP, which terms are defined in the Uniform Commercial Code as in effect in the State of New York, have the meanings assigned to them therein.

          (i) Reference to a particular "ss.", refers to that section of this Agreement unless otherwise indicated.

          (j) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Agreement as a whole and not to any particular section or subdivision of this Agreement.

     ss.1.3 Accounting Terms and Determinations.

          (a) GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if Borrower notifies Lender that Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if Lender notifies Borrower that Lender requests an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

          (b) FFO. If Borrower notifies Lender that the definition of FFO has been amended by the Board of Governors of the National Association of Real Estate Investment Trusts after the date of this Agreement and that Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in FFO or in the application thereof on the operation of such provision (or if Lender notifies Borrower that Lender requests an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in FFO or in the application thereof, then such provision shall be interpreted on the basis of FFO as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.

ss.2. THE REVOLVING CREDIT FACILITY.

     ss.2.1 Revolving Credit Loans.

          (a) Subject to the terms and conditions set forth in this Agreement, each of the Lenders severally agrees to lend to the Borrower, and the Borrower may borrow (and repay and reborrow) from time to time between the Closing Date and the Maturity Date upon notice by the Borrower to the Agent given in accordance with ss.2.7, such sums as are requested by the Borrower for the purposes set forth in ss.2.9 up to a maximum aggregate principal amount outstanding (after giving effect to all amounts requested) plus the Letters of Credit Outstanding at any one time equal to such Lender's Revolving Credit Commitment; provided, that, in all events no Default or Event of Default shall have occurred and be continuing; and provided, further, that the outstanding principal amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus the Letters of Credit Outstanding shall not at any time exceed the total Maximum Commitment Amount or cause a violation of the covenant set forth in ss.9.1. The Revolving Credit Loans shall be made pro rata in accordance with each Lender's Revolving Credit Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that all of the conditions set forth in ss.10 and ss.11 have been satisfied on the date of such request. No Lender shall have any obligation to make Revolving Credit Loans to Borrower in the maximum aggregate principal outstanding balance of more than the principal face amount of its Revolving Credit Note.

          (b) The Revolving Credit Loans shall be evidenced by separate promissory notes of the Borrower in substantially the form of Exhibit B hereto (collectively, the "Revolving Credit Notes"), dated of even date with this Agreement (except as otherwise provided in ss.18.3) and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Lender in the principal amount equal to such Lender's Revolving Credit Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Lender, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes Agent to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or the time of receipt of any payment of principal thereof, an appropriate notation on Agent's Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on Agent's Record shall be prima facie evidence of the principal amount thereof owing and unpaid to each Lender, but the failure to record, or any error in so recording, any such amount on Agent's Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due. By delivery of the Revolving Credit Notes, there shall not be deemed to have occurred, and there has not otherwise occurred, any payment, satisfaction or novation of the indebtedness evidenced by the "Notes" as defined in the Revolving Credit Agreement, which indebtedness is instead allocated among the Lenders as of the date hereof and evidenced by the Revolving Credit Notes in accordance with their respective Revolving Credit Commitment Percentages.

     ss.2.2 The Increased Loan Amount.

          (a) Request for Increase. During the term of the Facility, the Borrower shall have the option to increase the Facility Amount by a maximum aggregate amount of up to $50,000,000.00 (the "Increase Option"). Borrower may exercise said Increase Option at any time by providing notice to the Agent (which shall promptly notify the Lenders), provided however, (a) that at the time of the exercise of such option, there is no Default or Event of Default which shall have occurred and be continuing; (b) in no event shall the existence of this Increase Option be deemed a commitment on the part of the Lenders until such time as a Lender in writing increases its commitment or a new Lender issues a written commitment for any such amounts in excess of the existing $200,000,000.00 committed Facility, and then in such event, such increase to the Facility Amount shall only be to the extent of the increased commitment or new commitment amounts; (c) at the time of sending such notice, the Borrowers (in consultation with the Agent) shall specify the time period within which each Lender is requested to respond as to whether such Lender agrees to increase the amount of its Commitment in accordance with ss.2.12(b); (d) any such increase shall be in a minimum amount of $10,000,000.00 with minimum increments of $5,000,000.00 above that amount, and a maximum aggregate increase of $50,000,000.00; and (e) any such increase shall be integrated into this Agreement and shall be subject to the same terms and conditions as this Agreement.

          (b) Lender Elections to Increase. Each Lender shall notify the Agent within such time period specified in said notice, whether or not it agrees, in its sole discretion, to increase its Commitment and, if so, by what amount (which need not be its pro rata share thereof). Any Lender not responding within such time period shall be deemed to have declined to increase its Commitment.

          (c) Notification by Agent; Additional Lenders. The Agent shall notify the Borrowers and each Lender of the Lenders' responses to each request made hereunder. To achieve the full amount of a requested increase in the Facility Amount and subject to the approval of the Agent and the Issuing Bank (which approvals shall not be unreasonably withheld), the Borrowers may also invite additional Eligible Assignees (as defined in ss.18.1 herein) to become Lenders pursuant to a joinder agreement in form and substance reasonably satisfactory to the Agent and its counsel.

          (d) Effective Date and Allocations. If the aggregate Commitments (including due to new Commitments by additional Lenders) are increased in accordance with this ss.2.2, the Agent and the Borrowers shall determine the effective date (the "Increase Effective Date") and the final allocation of such increase. The Agent shall promptly notify the Borrowers and the Lenders (including any additional Lenders) of the final allocation of such increase and the Increase Effective Date.

          (e) Conditions to Effectiveness of Increase. Any increase in the Facility Amount pursuant to this ss.2.2 shall be subject to the following conditions:

               (i) The Borrowers shall have paid to (A) the Agent, such fees as shall be due to Agent at such time under the Fee Letter, and (B) to each Lender, such fees, if any, as shall have been agreed upon by the Borrower and the Agent.

               (ii) As of the Increase Effective Date, no Default or Event of Default then exists and is continuing or would result from such increase in the Facility Amount (including on a pro forma basis relative to financial covenant compliance).

               (iii) The Borrowers shall have delivered to the Agent a certificate dated as of the Increase Effective Date (in sufficient copies for each Lender) (A) certifying and attaching the resolutions adopted by the Borrowers approving or consenting to such increase, and
          (B) certifying that,  before and after giving effect to such increase,
          (1) the representations and warranties of the Borrowers in this Agreement and in each other Loan Document are true and correct on and as of the Increase Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case, to the knowledge of the Borrowers, they are true and correct as of such earlier date, and except to the extent of changes resulting from transactions contemplated and permitted by this Agreement and changes occurring in the ordinary course of business (in each case to the extent not constituting a Default or Event of Default), (2) no Default or Event of Default exists and is continuing or would result from such increase in the Facility Amount (including on a pro forma basis relative to financial covenant compliance), and
          (3) the incurrence of Indebtedness in an aggregate principal amount equal to the full Facility Amount after giving effect to all Commitment increases and new Commitments would not result in a breach of, or a default under, any agreement to which any Borrower is a party.

               (iv) The Borrowers shall prepay any Committed Loans outstanding on the Increase Effective Date (and pay any additional amounts required pursuant to ss.4.8) to the extent necessary to keep the outstanding Committed Loans ratable with any revised Commitment allocations arising from any nonratable increase in the Commitments under this ss.2.2. Notwithstanding any provisions of this Agreement to the contrary, the Borrowers may borrow from the Lenders providing such increase in the Commitments (on a non pro rata basis with Lenders not providing such increase) in order to fund such prepayment.

               (v) The Borrowers will execute and deliver to each applicable Lender a new Note in the appropriate stated amount, and will execute and deliver or otherwise provide to the Agent and the Lenders such other documents and instruments consistent with the terms of this Agreement, as the Agent or Lenders reasonably may require.

          (f) The provisions of this ss.2.2 shall not constitute a "commitment" to lend, and the Commitments of the Lenders shall not be increased until satisfaction of the provisions of this ss.2.2 and actual increase of the Commitments as provided herein.

     ss.2.3 Facility Unused Fee.

          (a) The Borrower agrees to pay to the Agent for the account of the Lenders in accordance with their respective Revolving Credit Commitment Percentages a facility unused fee calculated at the rate per annum set forth below, based upon the average daily amount by which the total Revolving Credit Commitment exceeds the outstanding principal amount of Revolving Credit Loans and the Letters of Credit Outstanding during each calendar quarter or portion thereof calculated on the basis of the actual number of days elapsed in a year of 360 days, commencing on the date hereof and ending on the Maturity
     Date:

                  Used Portion                      Facility Unused Fee

         < 50% of the Facility Amount                    25.0 bps

         > 50% of the Facility Amount                    12.5 bps
         -

          (b) The facility unused fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter or portion thereof, on any earlier date on which the applicable Revolving Credit Commitments shall be reduced and on the Maturity Date.

     ss.2.4 Intentionally Deleted.

     ss.2.5 Intentionally Deleted.

     ss.2.6 Interest on Loans.

          (a) Each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the date on which such Base Rate Loan is repaid or converted to a LIBOR Rate Loan at the rate per annum equal to the sum of the Base Rate plus the Applicable Base Rate Margin.

          (b) Each LIBOR Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of each Interest Period with respect thereto at the rate per annum equal to the sum of LIBOR determined for such Interest Period plus the Applicable LIBOR Rate Margin.

          (c) The Borrower promises to pay interest on each Loan in arrears on each Interest Payment Date with respect thereto.

          (d) Base Rate Loans and LIBOR Rate Loans may be converted to Loans of the other Type as provided in ss.4.1.

     ss.2.7 Requests for Revolving Credit Loans. Except with respect to the initial Revolving Credit Loan on the Closing Date, the Borrower shall give to the Agent written notice in the form of Exhibit H hereto (or telephonic notice confirmed in writing in the form of Exhibit H hereto; provided that the Agent and the Lenders may rely on such telephonic notice notwithstanding the lack of or discrepant information contained in a written confirmation) of each Revolving Credit Loan requested hereunder (a "Loan Request") by 10:00 a.m. (Boston time) one Business Day prior to the proposed Drawdown Date with respect to Revolving Credit Base Rate Loans and three (3) Business Days prior to the proposed Drawdown Date with respect to Revolving Credit LIBOR Rate Loans. Each such notice shall specify with respect to the requested Revolving Credit Loan the proposed principal amount of such Revolving Credit Loan, the Type of Revolving Credit Loan, the initial Interest Period (if applicable) for such Revolving Credit Loan and the Drawdown Date. Each such notice shall also contain (i) a general statement as to the purpose for which such Advance shall be used (which purpose shall be in accordance with the terms of ss.2.9), (ii) a certification by the chief financial officer or chief accounting officer of the Borrower that the Borrower is and will be in compliance with all covenants under the Loan Documents after giving effect to the making of such Loan, and (iii) a current calculation of the Borrowing Base with such supporting information as the Agent may require adjusted in the best good faith estimate of the Borrower to give effect to the proposed Advance. Promptly upon receipt of any such notice, the Agent shall notify each of the Lenders thereof. Except as provided in this ss.2.7, each such Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loan requested from the Lenders on the proposed Drawdown Date; provided that, in addition to the Borrower's other remedies against any Lender which fails to advance its proportionate share of a requested Revolving Credit Loan, such Loan Request may be revoked by the Borrower by notice received by the Agent no later than the Drawdown Date if any Lender fails to advance its proportionate share of the requested Revolving Credit Loan in accordance with the terms of this Agreement; and provided further that the Borrower shall be liable in accordance with the terms of this Agreement to any Lender which is prepared to advance its proportionate share of the requested Revolving Credit Loan for any costs, expenses or damages actually incurred by such Lender as a result of the Borrower's election to revoke such Loan Request. Nothing herein shall prevent the Borrower from seeking recourse against any Lender that fails to advance its proportionate share of a requested Revolving Credit Loan as required by this Agreement. Notwithstanding anything to the contrary contained herein, the Borrower may at any time prior to any proposed Drawdown Date, provide written notice to the Agent (the "Full Advance Notice") instructing Agent not to disburse the requested Advance, or any subsequent Advance, until such time as Agent has received from each Lender, its proportionate share of the requested Revolving Credit Loan in good funds, such that the Agent at the time of the disbursement has received 100% of the proportionate amounts due from each Lender with respect to such Advance. Each Loan Request shall be (a) for a Revolving Credit Base Rate Loan in a minimum aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof; or (b) for a Revolving Credit LIBOR Rate Loan in a minimum aggregate amount of $2,000,000 or an integral multiple of $100,000 in excess thereof; provided, however, that there shall be no more than five (5) LIBOR Rate Loans (including Revolving Credit LIBOR Rate Loans) outstanding at any one time.

     ss.2.8 Funds for Revolving Credit Loans.

          (a) Not later than 1:00 p.m. (Boston time) on the proposed Drawdown Date of any Revolving Credit Loans, each of the Lenders will make available to the Agent, at the Agent's Head Office, in immediately available funds, the amount of such Lender's Revolving Credit Commitment Percentage of the amount of the requested Revolving Credit Loans which may be disbursed pursuant to ss.2.1. Upon receipt from each Lender of such amount, and upon receipt of the documents required by ss.10 and ss.11 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loans made available to the Agent by the Lenders by crediting such amount to the account of the Borrower maintained at the Agent's Head Office. The failure or refusal of any Lender to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Revolving Credit Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Lender from its several obligation hereunder to make available to the Agent the amount of such other Lender's Revolving Credit Commitment

     Percentage  of  any  requested   Revolving  Credit  Loans,   including  any
     additional Revolving Credit Loans that may be requested subject to the terms and conditions hereof to provide funds to replace those not advanced by the Lender so failing or refusing. In the event of any such failure or refusal, the Lenders not so failing or refusing shall be entitled to a priority position as against the Lender or Lenders so failing or refusing to make available to the Borrower the amount of its or their Revolving Credit Commitment Percentage for such Revolving Credit Loans as provided in ss.12.5.

          (b) Unless the Agent shall have been notified by any Lender prior to the applicable Drawdown Date that such Revolving Credit Lender will not make available to Agent such Revolving Credit Lender's Revolving Credit Commitment Percentage of a proposed Revolving Credit Loan, the Agent may in its discretion assume that such Lender has made such Revolving Credit Loan available to Agent in accordance with the provisions of this Agreement and the Agent may, if it chooses, in reliance upon such assumption make such Revolving Credit Loan available to the Borrower, and such Lender shall be liable to the Agent for the amount of such advance. If such Lender does not pay such corresponding amount upon the Agent's demand therefor, the Agent will promptly notify the Borrower, and the Borrower shall promptly pay such corresponding amount to the Agent. The Agent shall also be entitled to recover from the Lender or the Borrower, as the case may be, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Agent to the Borrower to the date such corresponding amount is recovered by the Agent at a per annum rate equal to (i) from the Borrower at the applicable rate for such Revolving Credit Loan or (ii) from a Lender at the Federal Funds Effective Rate. Notwithstanding anything to the contrary contained herein, the Borrower may at any time prior to any proposed Drawdown Date, provide a Full Advance Notice to the Agent instructing Agent not to disburse the requested Advance, or any subsequent Advance, until such time as Agent has received from each Lender, its proportionate share of the requested Revolving Credit Loan, as provided in ss.2.7 herein.

     ss.2.9 Use of Proceeds. The Borrower will use the proceeds of the Loans solely (a) to refinance indebtedness under the A&R Credit Agreement (b) to provide financing for the acquisition, renovation, improvement and development by the Borrower of Real Estate utilized or to be utilized for Megaplex Movie Theatre properties or Entertainment-Related Retail Improvements or other approved properties; (c) for capital improvement projects for Real Estate; (d) for general corporate purposes of Borrower and any Subsidiaries; and (e) for such other purposes as the Required Lenders in their sole discretion from time to time may agree in writing.

     ss.2.10 Letters of Credit.

          (a) Subject to the terms and conditions set forth in this Agreement, at any time and from time to time from the Closing Date through the day that is thirty (30) days prior to the Maturity Date, the Issuing Lender shall issue such Letters of Credit as the Borrower may request upon the delivery of a written request in the form of Exhibit I hereto (a "Letter of Credit Request") to the Issuing Lender, provided that (i) no Default or Event of Default shall have occurred and be continuing, (ii) upon issuance of such Letter of Credit, the Outstanding Letters of Credit (including the amount of drawings made under Letters of Credit but not reimbursed) shall not exceed Twenty Million Dollars ($20,000,000.00), (iii) in no event shall the sum of (A) the Revolving Credit Loans Outstanding and (B) the amount of Letters of Credit Outstanding

     (after giving effect to all Letters of Credit requested and drawings made under any Letters of Credit but not reimbursed) exceed the total Maximum Commitment Amount, (iv) the conditions and covenants set forth in ss.ss.6, 9, 10 and 11 shall have been satisfied, and (v) in no event shall any amount drawn under a Letter of Credit be available for reinstatement or a subsequent drawing under such Letter of Credit. Each Letter of Credit Request shall be for a Letter of Credit in a minimum aggregate amount of $100,000. Each Letter of Credit Request shall be executed by an officer of Borrower. The Issuing Lender shall be entitled to conclusively rely on such Person's authority to request a Letter of Credit on behalf of Borrower. The Issuing Lender shall have no duty to verify the authenticity of any signature appearing on a Letter of Credit Request. The Borrower assumes all risks with respect to the use of the Letters of Credit. Unless the Issuing Lender and the Required Lenders otherwise consent, the term of any Letter of Credit shall not exceed a period of time commencing on the issuance of the Letter of Credit and ending on the date which is fifteen (15) days prior to the Maturity Date (but in any event the term shall not extend beyond the Maturity Date). The amount available to be drawn under any Letter of Credit shall reduce on a dollar-for-dollar basis the amount available to be drawn under the Revolving Credit Commitment as a Revolving Credit Loan.

          (b) Each Letter of Credit Request shall be submitted to the Issuing Lender at least ten (10) Business Days (or such shorter period as the Issuing Lender may approve) prior to the date upon which the requested Letter of Credit is to be issued. Each such Letter of Credit Request shall contain (i) a statement as to the purpose for which such Letter of Credit shall be used (which purpose shall be in accordance with the terms of this Agreement), and (ii) a certification by the chief financial or chief accounting officer of Borrower that the Borrower is and will be in compliance with all covenants under the Loan Documents after giving effect to the issuance of such Letter of Credit. The Borrower shall further deliver to the Issuing Lender such additional applications and documents as the Issuing Lender may require, in conformity with the then standard practices of its letter of credit department, in connection with the issuance of such Letter of Credit; provided that in the event of any conflict, the terms of this Agreement shall control.

          (c) The Issuing Lender shall, if it approves of the content of the Letter of Credit Request (which approval shall not be unreasonably withheld), and subject to the conditions set forth in this Agreement, issue the Letter of Credit on or before ten (10) Business Days following receipt of the documents last due pursuant to ss.2.10(b). Each Letter of Credit shall be in form and substance reasonably satisfactory to the Issuing Lender in its reasonable discretion. Upon issuance of a Letter of Credit, the Issuing Lender shall provide notice of the issuance of such Letter of Credit to the Lenders and shall provide a copy of such Letter of Credit to any Lender that requests a copy.

          (d) Upon the issuance of a Letter of Credit, each Lender shall be deemed to have purchased a participation therein from Issuing Lender in an amount equal to its respective Revolving Credit Commitment Percentage of the amount of such Letter of Credit. No Lender's obligation to participate in a Letter of Credit shall be affected by any other Lender's failure to perform as required herein with respect to such Letter of Credit or any other Letter of Credit.

          (e) The Borrower shall pay to the Issuing Lender (i) upon issuance of each Letter of Credit, for its own account, a Letter of Credit issuance fee calculated at the rate of [one-eighth of one percent (0.125%)] per annum of the amount available to be drawn under such Letter of Credit (which fee shall not be less than $1,000.00 in any event), and (ii) for the accounts of the Lenders in accordance with their respective percentage shares of participation in such Letter of Credit, a Letter of Credit fee calculated at the rate per annum equal to the Applicable Margin then applicable to Revolving Credit LIBOR Rate Loans on the amount available to be drawn under such Letter of Credit, which such fees shall be payable in quarterly installments in arrears with respect to each Letter of Credit on the first day of each calendar quarter following the date of issuance and continuing on each quarter or portion thereof thereafter, as applicable, or on any earlier date on which the Revolving Credit Commitments shall terminate and on the expiration or return of any Letter of Credit. In addition, the Borrower shall pay to Issuing Lender for its own account within five (5) days of demand of Issuing Lender the standard issuance, documentation and service charges for Letters of Credit issued from time to time by Issuing Lender.

          (f) In the event that any amount is drawn under a Letter of Credit by the beneficiary thereof, the Borrower shall reimburse the Issuing Lender by having such amount drawn treated as an outstanding Revolving Credit Base Rate Loan under this Agreement and the Agent shall promptly notify each Lender by telex, telecopy, telegram, telephone (confirmed in writing) or other similar means of transmission, and each Lender shall promptly and unconditionally pay to the Agent, for the Issuing Lender's own account, an amount equal to such Lender's Revolving Credit Commitment Percentage of such Letter of Credit (to the extent of the amount drawn). If and to the extent any Lender shall not make such amount available on the Business Day on which such draw is funded, such Lender agrees to pay such amount to the Agent forthwith on demand, together with interest thereon, for each day from the date on which such draw was funded until the date on which such amount is paid to the Agent, at the Federal Funds Effective Rate until three (3) days after the date on which the Agent gives notice of such draw and at the Federal Funds Effective Rate plus 1% for each day thereafter. Further, such Lender shall be deemed to have assigned any and all payments made of principal and interest on its Loans, amounts due with respect to its participations in Letters of Credit and any other amounts due to it hereunder to the Agent to fund the amount of any drawn Letter of Credit which such Lender was required to fund pursuant to this ss.2.10(f) until such amount has been funded (as a result of such assignment or otherwise). In the event of any such failure or refusal, the Lenders not so failing or refusing shall be entitled to a priority position as against the Lender or Lenders so failing or refusing to make such funds available to the Borrower, for such amounts as provided in ss.12.5. The failure of any Lender to make funds available to the Agent in such amount shall not relieve any other Lender of its obligation hereunder to make funds available to the Agent pursuant to this ss.2.10(f).

          (g) If after the issuance of a Letter of Credit pursuant to ss.2.10(c) by the Issuing Lender, but prior to the funding of any portion thereof by a Lender, one of the events described in ss.12.1(h), (i) or (j) shall have occurred, each Lender will, on the date such Revolving Credit Loan pursuant to ss.2.10(f) was to have been made, purchase an undivided participation interest in the Letter of Credit in an amount equal to its Revolving Credit Commitment Percentage of the amount of such Letter of Credit. Each Lender will immediately transfer to the Issuing Lender in immediately available funds the amount of its participation and upon receipt thereof the Issuing Lender will deliver to such Lender a Letter of Credit participation certificate dated the date of receipt of such funds and in such amount.

          (h) Whenever at any time after the Issuing Lender has received from any Lender any such Lender's payment of funds under a Letter of Credit and thereafter the Issuing Lender receives any payment on account thereof, then the Issuing Lender will distribute to such Lender its participation interest in such amount (appropriately adjusted in the case of interest payments to reflect the period of time during which such Lender's participation interest was outstanding and funded); provided, however, that in the event that such payment received by the Issuing Lender is required to be returned, such Lender will return to the Issuing Lender any portion thereof previously distributed by the Issuing Lender to it.

          (i) The issuance of any supplement, modification, amendment, renewal or extension to or of any Letter of Credit shall be treated in all respects the same as the issuance of a new Letter of Credit.

          (j) Borrower assumes all risks of the acts, omissions, or misuse of any Letter of Credit by the beneficiary thereof. None of Agent, Issuing Lender or any Lender will be responsible for (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the issuance of any Letter of Credit, even if such document should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise; (iii) any loss or delay in the transmission or otherwise of any document or draft required by or from a beneficiary in order to make a disbursement under a Letter of Credit or the proceeds thereof; (iv) for the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; and (v) for any consequences arising from causes beyond the control of Agent or any Lender. Provided there exists no negligence or willful misconduct on the part of the Agent, Issuing Lender or any Lender, then none of Agent, Issuing Lender or any Lender will be responsible for (i) failure of any beneficiary of any Letter of Credit to comply fully with the conditions required in order to demand payment under a Letter of Credit; (ii) errors in interpretation of technical terms; (iii) the form, validity, sufficiency, accuracy, genuineness or legal effect of any Letter of Credit; and (iv) the form, validity, sufficiency, accuracy, genuineness or legal effect of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof in whole or in part, which may prove to be invalid or ineffective for any reason. Notwithstanding the foregoing, in no event shall the Lender be responsible for any acts of fraud or forgery by Borrower any of its Subsidiaries or any third party in connection with the issuance, transfer, presentment or payment under or in connection with any Letter of Credit. None of the foregoing will affect, impair or prevent the vesting of any of the rights or powers granted to Agent, Issuing Lender or the Lenders hereunder. In furtherance and extension and not in limitation or derogation of any of the foregoing, any act taken or omitted to be taken by Agent, Issuing Lender or the other Lenders in good faith will be binding on Borrower and will not put Agent, Issuing Lender or the other Lenders under any resulting liability to Borrower.

     ss.2.11 Appointment of Borrower Agent. Borrower recognizes that it is advantageous and convenient for them to, and as such, is hereby authorized to, appoint one or more officers of the Borrowers from time to time to act as agent for the Borrower to effect borrowings and other extensions of credit under this Agreement and to designate a Borrower to which proceeds of the borrowings shall be distributed (individually and collectively, the "Borrower Agent").


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

          (1) Upon appointment of a Borrower Agent, the Borrower shall provide Agent with notice thereof, along with an incumbency certificate and any other required corporate or company authority documents as may be requested by the Agent, including resolutions, as appropriate, properly evidencing the authority of the Borrower Agent. Upon delivery to Agent of all requested authority documents, each Borrower shall be deemed to have irrevocably appointed such Borrower Agent as its agent to effect borrowings, obtain other extensions of credit and to execute instruments and documents and take other actions in the name, or on behalf of, but not as a lender to, such Borrower, as provided or contemplated in this Agreement. Each of the Borrowers represents and covenants that all requests for Loans and Letters of Credit under this Agreement shall be made by either the Borrower or Borrower Agent as agent for the Borrowers, and that the authority of the Borrower Agent so to request Loans and Letters of Credit on behalf of, and to bind, the Borrowers, shall continue unless and until (i) the Agent actually receives written notice of the termination and/or replacement of such authority signed by an executive officer of each of the Borrowers, (ii) this Agreement has been terminated, or (iii) all Obligations of such Borrower have been paid or otherwise satisfied. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Borrower Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Borrower and no implied covenants, functions, responsibilities duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Borrower Agent. Furthermore, in performing his duties under this appointment, the Borrower Agent shall be acting solely as a conduit for money transfers between the Lenders and the Borrowers, and the Borrower Agent shall not make, nor shall he be construed as making, any loans or advances of money under this Agreement to any of the Borrowers.

          (2) Each Borrower further agrees and acknowledges that any Loans which may be made by the Lenders under the Facility provided under this Agreement may be made directly to the designated Borrower notwithstanding any notice or knowledge by the Lenders that such Loan is intended for the use of another Borrower, and the Lenders shall have no responsibility with respect to whether or when the designated Borrower distributes or delivers the proceeds of any Loans to any other Borrower, and payment or delivery by the Agent of the proceeds of such Loans to the designated Borrower shall be deemed to be a payment or delivery to each Borrower. Without limiting the foregoing, each Borrower acknowledges that it shall be directly indebted to the Lenders for each Loan distributed to it by the Borrower Agent as if that Loan had been made directly by the Lenders to the Borrower which received such proceeds, in addition to which the other Borrower shall be jointly and severally obligated to the Lenders in that amount.

          (3) The Agent shall have no responsibility to inquire as to the distribution of Loans and Letters of Credit made by the Agent or Issuing Lender through the Borrower Agent as described herein.

          (4) The Borrower Agent and each Borrower agrees, jointly and severally, to indemnify, defend, and to hold the Agent and the Lenders, and any of their Affiliates or any designee harmless from and against any liability, claim, demand, expense, or loss made against the Agent or any Lender, or any of their Affiliates and/or its designees on account of, or arising out of, this Agreement and the transactions contemplated hereby, the Agent's, Lenders' and any of their Affiliate's and/or designee's reliance upon loan requests submitted by the Borrower Agent and any other action taken by the Agent, any Lender or any of their Affiliates and/or designees hereunder or under any of the Loan Documents or any other agreement with the Borrower Agent and/or the Borrowers and/or any other Person.

          (5) The Revolving Credit Facility established in this Agreement constitutes one combined aggregate Line of Credit for all of the Borrowers.

ss.3. REPAYMENT OF THE LOANS.

     ss.3.1 Stated Maturity. The Borrower promises to pay on the Maturity Date and there shall become absolutely due and payable on the Maturity Date all of the Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

     ss.3.2 Mandatory Prepayments. If at any time the sum of the aggregate outstanding principal amount of the Revolving Credit Loans and the Letters of Credit Outstanding exceeds the aggregate Revolving Credit Commitments, or the aggregate outstanding principal balance of the Revolving Credit Loans and the Letters of Credit Outstanding exceeds the Borrowing Base, then the Borrower shall immediately pay the amount of such excess to the Agent for the respective accounts of the Lenders, as applicable, for application to the Loans as provided in ss.3.4, together with any additional amounts payable pursuant to ss.4.8.

     ss.3.3 Optional Prepayments. The Borrower shall have the right, at its election, to prepay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium; provided, that if any prepayment of all or a portion of the outstanding amount of any LIBOR Rate Loans pursuant to this ss.3.3 is made on a date that is not the last day of the Interest Period relating thereto, such prepayment shall be accompanied by the payment of any amounts due pursuant to ss.4.8. The Borrower shall give the Agent, no later than 10:00 a.m., Boston time, at least three (3) days prior written notice of any prepayment pursuant to this ss.3.3, in each case specifying the proposed date of prepayment of the applicable Revolving Credit Loans and the principal amount to be prepaid.

     ss.3.4 Partial Prepayments. Each partial prepayment of the Loans under ss.3.3 shall be in a minimum amount of $1,000,000.00 or an integral multiple of $100,000 in excess thereof, and shall be accompanied by the payment of accrued interest on the principal prepaid to the date of payment. Each partial payment under ss.3.2 and ss.3.3 shall be in the absence of instruction by the


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

Borrower, first applied to the principal of Revolving Credit Loans, and within each category, first to the principal of Base Rate Loans within such category and then to the principal of LIBOR Rate Loans within such category.

     ss.3.5 Extension Option. The Borrower shall have a one-time option to extend the term of the Facility for a period of one year from the date of the initial Maturity Date (the "Extension Option") provided that: (i) the Borrower notifies the Agent in writing no less than sixty (60) days, nor more than ninety
(90) days, before the initial Maturity Date; (ii) the Borrower is in full compliance with the terms of this Agreement; (iii) no Default, or Event of Default has occurred and is continuing at the time of the notice and as of the commencement of the Extension Option; and (iv) an extension fee in the amount of 20 bps multiplied by the Facility Amount is paid to the Agent for the pro rata benefit of the Lenders.

     ss.3.6 Effect of Prepayments. Amounts of the Revolving Credit Loans prepaid under ss.3.2 and ss.3.3 prior to the Maturity Date may, provided no Event of Default has occurred and is continuing hereunder, be reborrowed as provided in ss.2.

ss.4. CERTAIN GENERAL PROVISIONS.

     ss.4.1 Conversion Options.

          (a) The Borrower may elect from time to time to convert any of its outstanding Revolving Credit Loans to a Revolving Credit Loan of another Type and such Revolving Credit Loans shall thereafter bear interest as a Base Rate Loan or a LIBOR Rate Loan, as applicable; provided that (i) with respect to any such conversion of a LIBOR Rate Loan to a Base Rate Loan, the Borrower shall give the Agent at least one (1) Business Day's prior written notice of such election, and such conversion shall only be made on the last day of the Interest Period with respect to such LIBOR Rate Loan;
     (ii) with respect to any such conversion of a Base Rate Loan to a LIBOR Rate Loan, the Borrower shall give the Agent at least three (3) LIBOR Business Days' prior written notice of such election and the Interest Period requested for such Loan, the principal amount of the Loan so converted shall be in a minimum aggregate amount of $2,000,000 or an integral multiple of $100,000 in excess thereof and, after giving effect to the making of such Loan, there shall be no more than five (5) LIBOR Rate Loans outstanding at any one time; (iii) no Loan may be converted into a LIBOR Rate Loan when any Event of Default has occurred and is continuing; and (iv) no Loan may be converted into a LIBOR Rate Loan for an Interest Period of greater than one month when any Default has occurred and is continuing. All or any part of the outstanding Revolving Credit Loans of any Type may be converted as provided herein, provided that no partial conversion shall result in a Revolving Credit Base Rate Loan in a principal amount of less than $1,000,000 or a Revolving Credit LIBOR Rate Loan in a principal amount of less than $2,000,000 and that the principal amount of each Loan shall be in an integral multiple of $100,000. On the date on which such conversion is being made, each Lender shall take such action as is necessary to transfer its Commitment Percentage of such Loans to its Domestic Lending Office or its LIBOR Lending Office, as the case may be. Each Conversion/Continuation Request relating to the conversion of a Base Rate Loan to a LIBOR Rate Loan shall be irrevocable by the Borrower.

          (b) Any LIBOR Rate Loan may be continued as such Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the terms of this ss.4.1; provided that Borrower shall give Agent at least three (3) LIBOR Business Days' prior written notice of such election and the Interest Period requested for such Loan, provided further that no LIBOR Rate Loan may be continued as such for an Interest Period of greater than one month when any Default has occurred and is continuing, and no LIBOR Rate Loan may be continued as such for any period of time when any Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the Interest Period relating thereto ending during the continuance of any Event of Default. After a Default or Event of Default has been cured, Borrower may convert to or continue any LIBOR Rate Loan as otherwise provided herein.

          (c) In the event that the Borrower does not notify the Agent of its election hereunder with respect to any LIBOR Rate Loan, such Loan shall be automatically converted at the end of the applicable Interest Period to a LIBOR Rate Loan with a one month Interest Period.

     ss.4.2 Closing Fee. The Borrower shall pay to KeyBank on the Closing Date such amount as is set forth in a separate agreement regarding any such fees between Borrower and KeyBank ("Separate Agreement Regarding Fees").

     ss.4.3 Agent's Fee. The Borrower shall pay to the Agent, for the Agent's own account, an annual Agent's fee (the "Agent's Fee") as shall be provided in the Separate Agreement Regarding Fees. The Agent's Fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter or portion thereof. The Agent's Fee shall also be paid upon the Maturity Date or earlier termination of the Commitments. The Agent's Fee for any partial quarter shall be prorated. The parties hereto hereby acknowledge and agree that no Agent's Fee shall be due at the initial closing of this Loan.

     ss.4.4 Funds for Payments.

          (a) All payments of principal, interest, facility fees, Letter of Credit fees, closing fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Lenders and the Agent, as the case may be, at the Agent's Head Office, not later than 1:00 p.m. (Boston time) on the day when due, in each case in lawful money of the United States in immediately available funds. The Agent is hereby authorized to charge the accounts of the Borrower with KeyBank, on the dates when the amount thereof shall become due and payable, with the amounts of the principal of and interest on the Loans and all fees, charges, expenses and other amounts owing to the Agent and/or the Lenders under the Loan Documents.

          (b) All payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes (other than income or franchise taxes imposed on any Lender), levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. If any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Agent, for the account of the Lenders or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Lenders or the Agent to receive the same net amount which the Lenders or the Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges required to be deducted from or paid with respect to payments made by the Borrower hereunder or under any other Loan Document.

          (c) Each Lender organized under the laws of a jurisdiction outside the United States, if requested in writing by the Borrower (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower with such duly executed form(s) or statement(s) which may, from time to time, be prescribed by law and, which, pursuant to applicable provisions of
     (i) an income tax treaty between the United States and the country of residence of such Lender, (ii) the Code, or (iii) any applicable rules or regulations in effect under (i) or (ii) above, indicates the withholding status of such Lender; provided that nothing herein (including without limitation the failure or inability to provide such form or statement) shall relieve the Borrower of its obligations under ss.4.4(b). In the event that the Borrower shall have delivered the certificates or vouchers described above for any payments made by the Borrower and such Lender receives a refund of any taxes paid by the Borrower pursuant to ss.4.4(b), such Lender will pay to the Borrower the amount of such refund promptly upon receipt thereof; provided that if at any time thereafter such Lender is required to return such refund, the Borrower shall promptly repay to such Lender the amount of such refund.

          (d) The obligations of the Borrower to the Lenders under this Agreement (and of the Lenders to make payments to the Issuing Lender with respect to Letters of Credit) shall be absolute, unconditional and irrevocable, and shall be paid and performed strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including, without limitation, the following circumstances: (i) any lack of validity or enforceability of this Agreement, any Letter of Credit, any of the other Loan Documents; (ii) any improper use which may be made of any Letter of Credit or any improper acts or omissions of any beneficiary or transferee of any Letter of Credit in connection therewith; (iii) the existence of any claim, set-off, defense or any right which the Borrower or any of its Subsidiaries or Affiliates may have at any time against any beneficiary or any transferee of any Letter of Credit (or persons or entities for whom any such beneficiary or any such transferee may be acting) or any of the Lenders (other than the defense of payment to the Lenders in accordance with the terms of this Agreement) or any other person, whether in connection  with any  Letter of  Credit,  this  Agreement,  any other  Loan
     Document, or any unrelated transaction; (iv) any draft, demand, certificate, statement or any other documents presented under any Letter of Credit proving to be insufficient, forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect whatsoever; (v) any breach of any agreement between Borrower or any of its Subsidiaries or Affiliates and any beneficiary or transferee of any Letter of Credit; (vi) any irregularity in the transaction with respect to which any Letter of Credit is issued, including any fraud by the beneficiary or any transferee of such Letter of Credit; (vii) payment by the Issuing Lender under any Letter of Credit against presentation of a sight draft, demand, certificate or other document which does not comply with the terms of such Letter of Credit, provided that such payment shall not have constituted negligence or willful misconduct on the part of the Issuing Lender; (viii) any non-application or misapplication by the beneficiary of a Letter of Credit of the proceeds of such Letter of Credit;
     (ix) the legality, validity, form, regularity or enforceability of the Letter of Credit; (x) the failure of any payment by Issuing Lender to conform to the terms of a Letter of Credit (if, in Issuing Lender's good faith judgment, such payment is determined to be appropriate and Issuing Lender has not been negligent in such determination); (xi) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; (xii) the occurrence of any Default or Event of Default; and (xiii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, provided that such other circumstances or happenings shall not have been the result of negligence or willful misconduct on the part of the Issuing Lender.

     ss.4.5 Computations. All computations of interest on the Loans and of other fees to the extent applicable shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to LIBOR Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The Outstanding Loans as reflected on the records of the Agent from time to time shall be considered prima facie evidence of such amount.

     ss.4.6 Inability to Determine LIBOR. In the event that, prior to the commencement of any Interest Period relating to any LIBOR Rate Loan, the Agent shall determine that adequate and reasonable methods do not exist for ascertaining LIBOR for such Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Lenders absent manifest error) to the Borrower and the Lenders. In such event (a) any Loan Request with respect to a LIBOR Rate Loan shall be automatically withdrawn and shall be deemed a request for a Base Rate Loan and
(b) each LIBOR Rate Loan will automatically, on the last day of the then current Interest Period applicable thereto, become a Base Rate Loan, and the obligations of the Lenders to make LIBOR Rate Loans shall be suspended until the Agent determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent shall so notify the Borrower and the Lenders.

     ss.4.7 Illegality. Notwithstanding any other provisions herein, if any present or future law, regulation, treaty or directive or the interpretation or application thereof shall make it unlawful, or any central bank or other governmental authority having jurisdiction over a Lender or its LIBOR Lending Office shall assert that it is unlawful, for any Lender to make or maintain LIBOR Rate Loans, such Lender shall forthwith give notice of such circumstances to the Agent and the Borrower and thereupon (a) the commitment of the Lenders to make LIBOR Rate Loans shall forthwith be suspended and (b) the LIBOR Rate Loans then outstanding shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such LIBOR Rate Loans or within such earlier period as may be required by law. Notwithstanding the foregoing, before giving such notice, the applicable Lender shall designate a different lending office if such designation will void the need for giving such notice and will not, in the judgment of such Lender, be otherwise materially disadvantageous to such Lender. In the event that the applicable Lender shall be replaced pursuant to ss.4.15, then to the extent the terms of this ss.4.7 are not otherwise applicable, Borrower again shall be permitted to request LIBOR Rate Loans.

     If at any time, it shall be unlawful or impossible for any Lender to make, maintain or fund its LIBOR Rate Loans, the Borrowers shall have the right, upon five (5) Business Day's notice to the Agent, to either (x) cause a bank, reasonably acceptable to the Agent, to offer to purchase the Commitments of such Lender for an amount equal to such Lender's outstanding Loans, together with all fees, accrued interest and other amounts payable to such Lender and to become a Lender hereunder, which offer such Lender is hereby required to accept, or (y) to repay in full all Loans then outstanding of such Lender, together with interest and all other amounts due thereon, upon which event, such Lender's Commitments shall be deemed to be cancelled, and the Facility Amount shall be reduced by the dollar amount of any such reduction of the Commitments pursuant to this ss.4.7.

     ss.4.8 Additional Interest. If any LIBOR Rate Loan or any portion thereof is repaid or is converted to a Base Rate Loan for any reason on a date which is prior to the last day of the Interest Period applicable to such LIBOR Rate Loan, or if repayment of the Loans has been accelerated as provided in ss.12.1, the Borrower will pay to the Agent upon demand for the account of the applicable Lenders in accordance with their respective Commitment Percentages in addition to any amounts of interest otherwise payable hereunder, any amounts required to compensate such Lenders for any losses, costs or expenses which may reasonably be incurred as a result of such payment or conversion, including, without limitation, an amount equal to daily interest for the unexpired portion of such Interest Period on the LIBOR Rate Loan or portion thereof so repaid or converted at a per annum rate equal to the excess, if any, of (a) the interest rate calculated on the basis of LIBOR applicable to such LIBOR Rate Loan (including any spread over LIBOR) minus (b) the yield obtainable by the Agent upon the purchase of debt securities customarily issued by the Treasury of the United States of America which have a maturity date most closely approximating the last day of such Interest Period (it being understood that the purchase of such securities shall not be required in order for such amounts to be payable) and that a Lender shall not be obligated or required to have actually obtained funds at LIBOR or to have actually reinvested such amounts as described above. Such amount shall be reduced to present value by using the rate on the United States Treasury Securities described in the foregoing sentence and the number of days remaining in the unexpired portion of the Interest Period in question.

     ss.4.9 Additional Costs, Etc. Notwithstanding anything herein to the contrary, if any present or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

          (a) subject any Lender or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the other Loan Documents, such Lender's Commitment, a Letter of Credit or the Loans (other than taxes based upon or measured by the gross receipts, income or profits of such Lender or the Agent or its franchise tax), or

          (b) materially change the basis of taxation (except for changes in taxes on gross receipts, income or profits or its franchise tax) of payments to any Lender of the principal of or the interest on any Loans or any other amounts payable to any Lender under this Agreement or the other Loan Documents, or

          (c) impose or increase or render applicable any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law and which are not already reflected in any amounts payable by Borrower hereunder) against assets held by, or deposits in or for the account of, or loans by, or commitments of an office of any Lender, or

          (d) impose on any Lender or the Agent any other conditions or requirements with respect to this Agreement, the other Loan Documents, the Loans, such Lender's Commitment, a Letter of Credit or any class of loans or commitments of which any of the Loans or such Lender's Commitment forms a part;

     and the result of any of the foregoing is:

               (i) to increase the cost to any Lender of making, funding, issuing, renewing, extending or maintaining any of the Loans, or such Lender's Commitment, or

               (ii) to reduce the amount of principal, interest or other amount payable to any Lender or the Agent hereunder on account of such Lender's Commitment or any of the Loans or the Letters of Credit, or

               (iii) to require any Lender or the Agent to make any payment or to forego any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, within fifteen (15) days of demand made by such Lender or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender or the Agent such additional amounts as such Lender or the Agent shall determine in good faith to be sufficient to compensate such Lender or the Agent for such additional cost, reduction, payment or foregone interest or other sum. Each Lender and the Agent in determining such amounts may use any reasonable averaging and attribution methods generally applied by such Lender or the Agent.

     ss.4.10 Capital Adequacy. If after the date hereof any Lender determines that (a) the adoption of or change in any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by any governmental authority charged with the administration thereof, or (b) compliance by such Lender or its parent bank holding company with any guideline, request or directive of any such entity regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on such Lender's or such holding company' s capital as a consequence of such Lender's commitment to make Loans or participate in Letters of Credit hereunder to a level below that which such Lender or holding company could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such holding company' s then existing policies with respect to capital adequacy and assuming the full utilization of such entity' s capital) by any amount deemed by such Lender to be material, then such Lender may notify the Borrower thereof. The Borrower agrees to pay to such Lender the amount of such reduction in the return on capital as and when such reduction is determined, upon presentation by such Lender of a statement of the amount setting forth the Lender's calculation thereof. In determining such amount, such Lender may use any reasonable averaging and attribution methods generally applied by such Lender.

     ss.4.11 Indemnity of Borrower. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from and against any loss, cost or expense that such Lender may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or any interest on any LIBOR Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain its LIBOR Rate Loans, or (b) default by the Borrower in making a borrowing or a conversion after the Borrower has given (or is deemed to have given) a Loan Request or a Conversion/Continuation Request.

     ss.4.12 Default Interest; Late Charge. Following the occurrence and during the continuance of any Event of Default, and regardless of whether or not the Agent or the Lenders shall have accelerated the maturity of the Loans, all Loans shall bear interest payable on demand at a rate per annum equal to four percent (4%) above the rate that would otherwise be applicable at such time (the "Default Rate"), until such amount shall be paid in full (after as well as before judgment). In addition, the Borrower shall pay a late charge equal to five percent (5.0%) of any amount of interest and/or principal payable on the Loans or any other amounts payable hereunder or under the Loan Documents, which is not paid by the Borrower within ten (10) days of the date when due.

     ss.4.13 Certificate. A certificate setting forth any amounts payable pursuant to ss.4.8, ss.4.9, ss.4.10, ss.4.11 or ss.4.12 and a reasonably detailed explanation of such amounts which are due, submitted by any Lender or the Agent to the Borrower, shall be conclusive in the absence of manifest error.

     ss.4.14 Limitation on Interest. Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, all agreements between or among the Borrower, the Lenders and the Agent, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Obligations or otherwise, shall the interest contracted for, charged or received by the Lenders exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Lenders in excess of the maximum lawful amount, the interest payable to the Lenders shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Lenders shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Obligations and to the payment of interest or, if such excessive interest exceeds the unpaid balance of principal of the Obligations, such excess shall be refunded to the Borrower. All interest paid or agreed to be paid to the Lenders shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Obligations (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This Section shall control all agreements between or among the Borrower, the Lenders and the Agent.

     ss.4.15 Certain Provisions Relating to Increased Costs. If a Lender gives notice of the existence of the circumstances set forth in ss.4.7 or any Lender requests compensation for any losses or costs to be reimbursed pursuant to any one or more of the provisions of ss.4.4, ss.4.9 or ss.4.10, then, upon request of Borrower, such Lender, as applicable, shall use reasonable efforts in a manner consistent with such institution's practice in connection with loans like the Loan of such Lender to eliminate, mitigate or reduce amounts that would otherwise be payable by Borrower under the foregoing provisions, provided that such action would not be otherwise prejudicial to such Lender, including, without limitation, by designating another of such Lender's offices, branches or affiliates; the Borrower agreeing to pay all reasonably incurred costs and expenses incurred by such Lender in connection with any such action. Notwithstanding anything to the contrary contained herein, if no Default or Event of Default shall have occurred and be continuing, and if any Lender has given notice of the existence of the circumstances set forth in ss.4.7 or has requested payment or compensation for any losses or costs to be reimbursed pursuant to any one or more of the provisions of ss.4.4, ss.4.9 or ss.4.10 (each, an "Affected Lender"), then, within forty-five (45) days after such notice or request for payment or compensation, Borrower shall have the one-time right as to such Affected Lender, to be exercised by delivery of written notice delivered to the Agent and the Affected Lender within forty-five (45) days of receipt of such notice, to elect to cause the Affected Lender to transfer its Commitment. The Agent shall promptly notify the remaining Lenders that each of such Lenders shall have the right, but not the obligation, to acquire a portion of the Commitment, pro rata based upon their relevant Commitment Percentages, of the Affected Lender (or if any of such Lenders does not elect to purchase its pro rata share, then to such remaining Lenders in such proportion as approved by the Agent). In the event that the Lenders do not elect to acquire all of the Affected Lender's Commitment, then the Agent shall endeavor to obtain a new lender to acquire such remaining Commitment. Upon any such purchase of the Commitment of the Affected Lender, the Affected Lender's interest in the Obligations and its rights hereunder and under the Loan Documents shall terminate at the date of purchase, and the Affected Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest. The purchase price for the Affected Lender's Commitment shall equal any and all amounts outstanding and owed by Borrower to the Affected Lender, including principal and all accrued and unpaid interest or fees including any accrued, unbilled LIBOR breakage fees. In the event that no new Lender is located to purchase the Affected Lender's Commitment, then Borrower shall have the option after receipt of written notice from Agent to Borrower that no new Lender has been obtained, to terminate the Commitment of the Affected Lender and prepay in full all amounts outstanding and owed by Borrower to the Affected Lender, including principal and all accrued and unpaid interest or fees including any accrued, unbilled LIBOR breakage fees.

ss.5. BORROWING BASE PROPERTY AND BORROWING BASE PROPERTY REPLACEMENT.

     ss.5.1 Intentionally Deleted.

     ss.5.2 Intentionally Deleted.

     ss.5.3 Replacement or Addition of Borrowing Base Properties.

          (a) After the Closing Date, the Borrower shall have the right, subject to the consent of the Required Lenders and the satisfaction by the Borrower of the conditions set forth in this ss.5.3, to add Potential Borrowing Base Property to the Borrowing Base Property or to replace any Borrowing Base Property with Potential Borrowing Base Property. The addition or replacement of Potential Borrowing Base Property to or for the then existing Borrowing Base Property shall be referred to as "Borrowing Base Property Replacement". In the event the Borrower desires to effect a Borrowing Base Property Replacement as aforesaid, the Borrower shall provide written notice to the Agent of such request (which the Agent shall promptly furnish to the Lenders), together with all other Eligible Real Estate Qualification Documents. Within ten (10) Business Days from the date of the receipt of the Eligible Real Estate Qualification Documents, each Lender shall advise the Agent as to whether such Lender approves the Potential Borrowing Base Property. If a Lender fails to respond to the Agent within such ten (10) Business Day period, such Lender shall be deemed to have approved such Potential Borrowing Base Property. Notwithstanding the foregoing, no Potential Borrowing Base Property shall be included as Borrowing Base Property unless and until the following conditions precedent shall have been satisfied:

               (i) such Potential Borrowing Base Property shall be Eligible Real Estate;

               (ii) the Borrower shall have executed and/or delivered to the Agent all Eligible Real Estate Qualification Documents, all of which instruments, documents or agreements shall be in form and substance reasonably satisfactory to the Agent in its reasonable discretion; and

               (iii) after giving effect to the inclusion of such Potential Borrowing Base Property, each of the representations and warranties made by or on behalf of the Borrower contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true in all material respects both as of the date as of which it was made and shall also be true as of the time of the replacement or addition of Borrowing Base Properties, with the same effect as if made at and as of that time (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date), and no Default or Event of Default shall have occurred and be continuing, and the Agent shall have received a certificate of the Borrower to such effect.

               (iv) without limiting any of the foregoing, upon the occurrence of a Borrowing Base Property Replacement, Borrower must provide to Agent a Borrowing Base

          Certificate reflective of the contemplated transaction evidencing that the sum of the amount Outstanding under the Loans plus the Letters of Credit does not exceed the Borrowing Base.

               (v) Borrower shall pay any and all reasonable out-of-pocket expenses and costs, including attorneys fees, incurred by Agent in connection with review and/or closing of the Potential Borrowing Base Property.

     The decision of the Required Lenders to grant or withhold their consent to the acceptance of Potential Borrowing Base Property under this ss.5.3 shall be based on the factors set forth in this ss.5.3 and the other provisions of this Agreement relating to Eligible Real Estate and Borrowing Base Properties, provided however, that any such decision hereunder shall be in the sole discretion of the Required Lenders.

     ss.5.4 Removal of Borrowing Base Property. Provided no Default or Event of Default shall have occurred hereunder and be continuing (or would exist immediately after giving effect to the transactions contemplated by this ss.5.4), subject to the consent of the Agent and the Required Lenders in their reasonable discretion, Borrower shall be permitted to remove a Borrowing Base Property from the Borrowing Base upon the request of the Borrower and subject to and upon the following terms and conditions:

          (a) the Borrower shall deliver to the Agent written notice of its desire to remove such property not later than ten (10) days prior to the date on which such removal is to be effected;

          (b) the Borrower shall submit to the Agent with such request, a Borrowing Base Certificate reflective of the contemplated transaction evidencing that the sum of the amount Outstanding under the Loans plus the Letters of Credit does not exceed the Borrowing Base;

          (c) the Borrower shall pay all reasonable costs and expense of the Agent in connection with such removal, including without limitation, reasonable attorney's fees;

          (d) the Borrower shall pay to the Agent for the account of the Lenders, such amount as is necessary to provide that the amount Outstanding under the Facility plus the Letters of Credit does not exceed the Borrowing Base after giving effect to such removal; said removal price shall be applied to reduce the outstanding principal balance of the Loans as provided in ss.3.4.

ss.6. REPRESENTATIONS AND WARRANTIES.

          The Borrower represents, warrants and covenants to the Agent and the Lenders as follows:

          ss.6.1 Corporate, Limited Liability Company Authority, Etc.

          (a) Borrower-SPE as a Special Purpose Entity. Until the Loan and all other obligations of Borrower to Lender under the Loan Documents have been paid in full and the Lenders have no further obligations to make any Loans or issue any Letters of Credit hereunder, each Borrower hereby represents, warrants and covenants that each Borrower-SPE is and shall continue to be, a Special Purpose Entity. As used herein "Special Purpose Entity" and/or "SPE" means a corporation or limited liability company which:

               (i) is organized solely for the purpose of acquiring, owning, holding, selling, leasing, transferring, exchanging, managing and operating the Borrowing Base Properties owned by it, entering into this Agreement and the other Loan Documents with the Agent and the Lenders, refinancing the Borrowing Base Properties owned by it in connection with a permitted repayment of the Loan, and transacting lawful business that is incident, necessary and appropriate to accomplish the foregoing;

               (ii) is not engaged and will not engage in any business unrelated
          to  the  acquisition,   ownership,  management  or  operation  of  the
          Borrowing Base Properties;

               (iii) does not have and will not have any assets other than those related to the Borrowing Base Properties, and in the case of Pershing, the equity of Pershing's Subsidiaries which are Borrower-SPEs;

               (iv) has not engaged, sought or consented to and will not engage in, seek or consent to any dissolution, winding up, liquidation, consolidation, merger, sale of all or substantially all of its assets or amend its articles of incorporation, certificate of formation with respect to the matters set forth in this definition;

               (v) has a certificate of incorporation or articles that provide that such entity will not: (1) dissolve, merge, liquidate, consolidate; (2) sell all or substantially all of its assets; (3) engage in any other business activity, or amend its organizational documents with respect to the matters set forth in this definition without the consent of Lender; or (4) without the affirmative vote of one Independent Director and all other directors of the corporation file a bankruptcy or insolvency petition or otherwise institute insolvency proceedings with respect to itself or to any other entity in which it has a direct or indirect legal or beneficial ownership interest;

               (vi) is and will remain solvent and pay its debts and liabilities (including, as applicable, shared personnel and overhead expenses) from its assets as the same shall become due, and is maintaining and will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

               (vii) has not failed and will not fail to correct any known misunderstanding regarding the separate identity of such entity;

               (viii) has maintained and will maintain its accounts, books and records separate from any other Person and will file its own tax returns, except to the extent that it is required to file consolidated tax returns by law.

               (ix) has maintained and will maintain its own records, books, resolutions and agreements;

               (x) has not commingled and will not commingle its funds or assets with those of any other Person and has not participated and will not participate in any cash management system with any other Person;

               (xi) has held and will hold its assets in its own name;

               (xii) has conducted and will conduct its business in its own name;

               (xiii) has maintained and will maintain its financial statements, accounting records and other entity documents separate from any other Person and has not permitted and will not permit its assets to be listed as assets on the financial statement of any other entity except as required by GAAP; provided, however, that any such consolidated financial statement shall contain a note indicating that its separate assets and liabilities are neither available to pay the debts of the consolidated entity nor constitute obligations of the consolidated entity;

               (xiv) has paid and will pay its own liabilities and expenses, including the salaries of its own employees, out of its own funds and assets, and has maintained and will maintain a sufficient number of employees in light of its contemplated business operations;

               (xv) has observed and will observe all corporate formalities;

               (xvi) has and will have no Indebtedness other than (i) related to the Loan, (ii) liabilities incurred in the ordinary course of business relating to the ownership and operation of the Borrowing Base Properties and the routine administration of such corporation, in amounts not to exceed $250,000 which liabilities are not more than sixty (60) days past the date incurred, are not evidenced by a note and are paid when due, and which amounts are normal and reasonable under the circumstances, and (iii) such other liabilities that are permitted pursuant to this Agreement;

               (xvii) has not and will not assume or guarantee or become obligated for the debts of any other Person or hold out its credit as being available to satisfy the obligations of any other Person except as existing or permitted pursuant to this Agreement;

               (xviii) has not and will not acquire obligations or securities of its shareholders or any other Affiliate (other than the equity held by Pershing in its Subsidiaries which are Borrower-SPEs);

               (xix) has allocated and will allocate fairly and reasonably any overhead expenses that are shared with any Affiliate, including paying for shared office space and services performed by any employee of an Affiliate;

               (xx) maintains and uses and will maintain and use separate stationery, invoices and checks bearing its name. The stationery, invoices, and checks utilized by the Special Purpose Entity or utilized to collect its funds or pay its expenses shall bear its own name and shall not bear the name of any other entity unless such entity is clearly designated as being the Special Purpose Entity's agent;

               (xxi) has not pledged and will not pledge its assets for the benefit of any other Person except in favor of Lender under the Loan Documents;

               (xxii) has held itself out and identified itself and will hold itself out and identify itself as a separate and distinct entity under its own name;

               (xxiii) has maintained and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any other Person;

               (xxiv) has not made and will not make loans to any Person or hold evidence of indebtedness issued by any other Person or entity (other than cash and investment-grade securities issued by an entity that is not an Affiliate of or subject to common ownership with such entity);

               (xxv) has not identified and will not identify its partners, members or shareholders, or any Affiliate of any of them, as a division or part of it, and has not identified itself and shall not identify itself as a division of any other Person;

               (xxvi) has not entered into or been a party to, and will not enter into or be a party to, any transaction with its shareholders or Affiliates except (A) in the ordinary course of its business and on terms which are intrinsically fair, commercially reasonable and are no less favorable to it than would be obtained in a comparable arm's-length transaction with an unrelated third party and (B) in connection with this Agreement;

               (xxvii) has not and will not have any obligation to, and will not, indemnify its officers, directors or shareholders, as the case may be, unless such an obligation is fully subordinated to the Loan and will not constitute a claim against it in the event that cash flow in excess of the amount required to pay the Loan is insufficient to pay such obligation;

               (xxviii) shall consider the interests of its creditors in connection with all corporate actions;

               (xxix) has complied and will comply with all of the terms and provisions contained in its organizational documents. The statement of facts contained in its organizational documents are true and correct and will remain true and correct;

               (xxx) has and shall maintain at least one (1) Independent Director and caused the articles of incorporation for such Person to require at least one (1) Independent Director;

               (xxxi) shall not pledge its assets for the benefit of any other Person other than with respect to this Agreement and the Loan Documents, nor shall it agree with any other party that it shall not pledge its assets for the benefit of any other Person; and

               (xxxii) shall not voluntarily file or consent to the filing of a petition for bankruptcy, insolvency, reorganization, assignment for the benefit of creditors or similar proceeding under any federal or state bankruptcy, insolvency, reorganization or other similar law or otherwise seek any relief under any laws relating to the relief of debts or the protection of debtors generally, or admit in writing its inability to pay its debts generally as they become due, or take action in furtherance of any such action, without the consent of each holder of any interest in such entity, and without the unanimous written consent of each applicable Independent Director.

          (b) EPR as a REIT. EPR is a Maryland real estate investment trust duly organized pursuant to an Amended and Restated Declaration of Trust filed with the Maryland Department of Assessments and Taxation, and is in good standing under the laws of Maryland. EPR conducts its business in a manner which enables it to qualify as a real estate investment trust under, and to be entitled to the benefits of, ss.856 of the Code, and has elected to be treated as and is entitled to the benefits of a real estate investment trust thereunder. EPR (i) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated, and
     (ii) is in good standing and duly authorized to do business in the jurisdictions where the Borrowing Base Properties directly owned or leased by it are located and in each other jurisdiction where a failure to be so qualified in such other jurisdiction could have a materially adverse effect on the business, assets or financial condition of EPR. EPR has not taken any action that would prevent it from maintaining its qualification as a REIT for its tax year ending December 31, 2005, or as of the date of this Agreement, from maintaining such qualification at all times during the term of the Loan.

          (c) Intentionally Deleted.

          (d) Intentionally Deleted.

          (e) Borrower-SPE. Pershing is a Missouri limited liability company duly organized pursuant to articles of organization filed with the Missouri Secretary of State, and is in good standing under the laws of Missouri, Louisiana, Kansas, Michigan, Arizona and Virginia, subject to deletion or addition of a state as a result of any change in the Borrowing Base Properties. Hialeah is a Missouri corporation duly organized pursuant to articles of incorporation filed with the Missouri Secretary of State, and is in good standing under the laws of Missouri and Florida, subject to deletion or addition of a state as a result of any change in the Borrowing Base Properties. Westcol is a Delaware limited liability company duly organized pursuant to articles of organization filed with the Delaware Secretary of State and is in good standing under the laws of Delaware and Colorado, subject to deletion or addition of a state as a result of any change in the Borrowing Base Properties. Melbourne is a Missouri corporation duly organized pursuant to articles of incorporation filed with the Missouri Secretary of State, and is in good standing under the laws of Missouri and Florida, subject to any addition or deletion of a state as a result of any change in the Borrowing Base Properties. Each additional Borrower-SPE, as applicable shall also be duly organized pursuant to its articles or organization, incorporation, or other applicable formation documents filed with the applicable Secretary of Sate and shall be in good standing under the laws of such states as required for the conduct of its business. Each Borrower-SPE conducts its business in a manner which enables it to qualify as an SPE. Each Borrower-SPE (i) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated, and (ii) is in good standing and is duly authorized to do business in the jurisdictions where the Borrowing Base Properties owned or leased by it are located and in each other jurisdiction where a failure to be so qualified in such other jurisdiction could have a materially adverse effect on the business, assets or financial condition of the Borrower. Each Borrower-SPE has not taken any action that would prevent it from maintaining its qualification as an SPE as of the date of this Agreement, or from maintaining such qualification at all times during the term of the Loan.

          (f) Subsidiaries. Each of the Subsidiaries of EPR (i) is a corporation, limited partnership, general partnership, limited liability company or trust duly organized under the laws of its state or jurisdiction of organization (including under Canadian law, as applicable), and is validly existing and in good standing under the laws thereof, (ii) has all requisite power to own its property and conduct its business as now conducted and as presently contemplated and (iii) is in good standing and is duly authorized to do business in each jurisdiction where a failure to be so qualified could have a materially adverse effect on the business, assets or financial condition of the Borrower or any Subsidiary of EPR.

          (g) Authorization. The execution, delivery and performance of this Agreement and the other Loan Documents to which each Borrower is a party and the transactions contemplated hereby and thereby (i) are within the authority of such Person, (ii) have been duly authorized by all necessary proceedings on the part of such Person, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Person is subject or any judgment, order, writ, injunction, license or permit applicable to such Person, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement, articles of incorporation or other charter documents or bylaws of, or any agreement or other instrument binding upon, such Person or any of its properties, (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of such Person, and (vi) do not require the approval or consent of any Person other than those already obtained and delivered to Agent.

          (h) Enforceability. The execution and delivery of this Agreement and the other Loan Documents to which each Borrower is a party are valid and legally binding obligations of such Person enforceable in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and general principles of equity.

          (i) SEC Filings. EPR has made all filings with and obtained all consents of the Securities and Exchange Commission as required, if any, under the Securities Act and the Securities Exchange Act in connection with the execution, delivery and performance by EPR of each of the Obligations incurred in connection with the Loan Documents.

     ss.6.2 Governmental Approvals. The execution, delivery and performance of this Agreement and the other Loan Documents to which the Borrower is a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained and the filing of the Security Documents in the appropriate records office with respect thereto.

     ss.6.3 Title to Properties. Except as indicated on Schedule 6.3 hereto, EPR's September 30, 2005 Form 10-Q ("10-Q"), as filed with the SEC under the Exchange Act and as delivered to Agent herewith, the Borrower-SPE, or EPR or its Subsidiaries own or lease all of the assets reflected in the Consolidated balance sheet of Borrower-SPE, EPR and its Subsidiaries as at the Balance Sheet Date or acquired or leased since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date) or other adjustments that are not material in amount, subject to no rights of others, including any mortgages, leases pursuant to which Borrower-SPE, EPR or any of such Subsidiaries is the lessee, other than Qualified Ground Leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens. Provided, however, that in no event shall any reference to any prior 10-Qs which may be incorporated by reference within the 10-Q delivered herewith be deemed delivered to Lender nor shall any such information contained in any such prior filings be deemed delivered to Lender.

     ss.6.4  Financial  Statements.  The Borrower has furnished to Agent and the
Lenders: (a) the Consolidated balance sheet of EPR and its Subsidiaries as of the Balance Sheet Date and the related Consolidated statement of income and cash flow for the period then ended, (b) to the extent available to Borrower, an unaudited statement of Borrowing Base Property Net Operating Income for each of the Borrowing Base Properties as of the Closing Date for the fiscal quarter ended September 30, 2005 reasonably satisfactory in form to the Agent and certified by the chief financial or accounting officer of Borrower as fairly presenting the Borrowing Base Property Net Operating Income for such Properties for such periods, and (c) certain other financial information relating to the Borrower and the Real Estate, such as revenue information with respect to Exhibitor EBITDAR. Such balance sheet and statements have been prepared in accordance with GAAP and fairly present the Consolidated financial condition of EPR and its Subsidiaries as of such dates and the Consolidated results of the operations of EPR and its

Subsidiaries for such periods. There are no liabilities, contingent or otherwise, of EPR or any of its Subsidiaries involving material amounts required to be disclosed and not disclosed in said financial statements and the related notes thereto. The theatre revenue statements for the Borrowing Base Properties
prepared by Borrower as of [              ] and delivered to Agent in connection
                            --------------
herewith, are to Borrower's knowledge, true, correct, complete and accurate statements thereof.

     ss.6.5 No Material Changes. Since the Balance Sheet Date, there has occurred no materially adverse change in the condition (financial or otherwise) of the business, assets, operations, or prospects of the Borrower and its Subsidiaries taken as a whole as shown on or reflected in the consolidated balance sheet of the Borrower and its Subsidiaries as of the Balance Sheet Date, or its Consolidated statement of income or cash flows for the period then ended, other than changes in the ordinary course of business that could not reasonably be expected to have a Material Adverse Effect. As of the date hereof, except as set forth on Schedule 6.5 hereto, based on information provided to Borrower from any applicable tenant, there has occurred no materially adverse change in the financial condition or business of any of the Borrowing Base Properties from the condition shown on the statements of income delivered to the Agent pursuant to ss.6.4 other than changes in the ordinary course of business that have not had any Materially Adverse Effect either individually or in the aggregate on the business or financial condition of such Borrowing Base Property.

     ss.6.6 Franchises, Patents, Copyrights, Etc. The Borrower possesses all franchises, patents, copyrights, trademarks, trade names, service marks, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of their business substantially as now conducted without known conflict with any rights of others. None of the Borrowing Base Properties is owned or operated under or by reference to any registered or protected trademark, trade name, service mark of Borrower.

     ss.6.7 Litigation. Except as stated on Schedule 6.7, there are no actions, suits, proceedings or investigations of any kind pending or to the knowledge of the Borrower threatened against the Borrower or any of its Subsidiaries before any court, tribunal, arbitrator, mediator or administrative agency or board which question the validity of this Agreement or any of the other Loan Documents, any action taken or to be taken pursuant hereto or thereto or any lien, security title or security interest created or intended to be created pursuant hereto or thereto, or which if adversely determined could reasonably be expected to have a Material Adverse Effect. Except as set forth on Schedule 6.7, there are no judgments, final orders or awards outstanding against or affecting the Borrower, any of its Subsidiaries or any Borrowing Base Property.

     ss.6.8 No Materially Adverse Contracts, Etc. None of the Borrower or any of its Subsidiaries is subject to any judgment, decree or order that has or is reasonably expected in the future to have a materially adverse effect on the business, assets or financial condition of such Person.

     ss.6.9 Compliance with Other Instruments, Laws, Etc. None of the Borrower-SPE, EPR or any of its Subsidiaries is in violation of any provision of its charter or other organizational documents, bylaws, or any agreement or instrument to which it is subject or by which it or any of its properties is bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could reasonably be expected to materially and adversely affect the financial condition, properties or business of such Person.

     ss.6.10 Tax Status. Each Borrower-SPE, EPR and its Subsidiaries (a) has made or filed all federal and state income and all other material tax returns, reports and declarations required by any jurisdiction to which it is subject or has obtained an extension for filing, (b) has paid prior to delinquency all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction.

     ss.6.11 No Event of Default. No Default or Event of Default has occurred and is continuing.

     ss.6.12 Holding Company and Investment Company Acts. None of the Borrower-SPE, EPR or any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is any of them an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

     ss.6.13 Absence of UCC Financing Statements, Etc. Except with respect to Permitted Liens or as disclosed on the lien search reports delivered to and approved by the Agent, there is no financing statement (but excluding any financing statements that may be filed against Borrower-SPE, EPR or its Subsidiaries without the consent or agreement of such Persons), security agreement, chattel mortgage, real estate mortgage, deed of trust or other document filed or recorded with any applicable filing records, registry, or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest or security title in, any property of the Borrower.

     ss.6.14 Setoff, Etc. The Borrowing Base Property and the rights of the Agent and the Lenders with respect to the Borrowing Base Property are not subject to any setoff, claims, withholdings or other defenses (provided that the foregoing representation shall not be deemed a representation as to any potential claims of tenants under Leases, which are covered by ss.6.22).

     ss.6.15 Certain Transactions. Except as disclosed on Schedule 6.15 hereto, or in EPR's reports under the Exchange Act, delivered to the Lenders from the Borrower none of the partners, officers, trustees, managers, members, directors, or employees of the Borrower, or any of its Subsidiaries is a party to any material agreement with the Borrower, or any of its Subsidiaries (other than for services as partners, managers, members, employees, officers and directors), including any such agreement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any partner, officer, trustee, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any partner, officer, trustee, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, which are on terms materially less favorable to the Borrower or any of its Subsidiaries than those that would be obtained in a comparable arms-length transaction.

     ss.6.16 Employee Benefit Plans. The Borrower and each ERISA Affiliate has fulfilled its obligation, if any, under the minimum funding standards of ERISA and the Code with respect to each Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan. Neither the Borrower nor any ERISA Affiliate has (a) sought a waiver of the minimum funding standard under ss.412 of the Code in respect of any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan, (b) failed to make any contribution or payment to any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan, or made any amendment to any Employee Benefit Plan, Multiemployer Plan or Guaranteed Pension Plan, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code, or (c) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under ss.4007 of ERISA. None of the Borrowing Base Properties constitutes a "plan asset" of any Employee Plan, Multiemployer Plan or Guaranteed Pension Plan.

     ss.6.17 Disclosure. All of the representations and warranties made by or on behalf of the Borrower and its Subsidiaries in this Agreement and the other Loan Documents or any document or instrument delivered to the Agent or the Lenders pursuant to or in connection with any of such Loan Documents are true and correct in all material respects, and the Borrower has not failed to disclose such information as is necessary to make such representations and warranties not misleading. There is no material fact or circumstance that has not been disclosed to the Agent and the Lenders or in EPR's Exchange Act reports delivered by the Borrower to Lender herewith, and the written information, reports and other papers and data with respect to the Borrower, any Subsidiary or the Borrowing Base Properties (other than projections and estimates) furnished to the Agent or the Lenders in connection with this Agreement or the obtaining of the Commitments of the Lenders hereunder was, at the time so furnished, complete and correct in all material respects, or has been subsequently supplemented by other written information, reports or other papers or data, to the extent necessary to give in all material respects a true and accurate knowledge of the subject matter in all material respects; provided that such representation shall not apply to (a) the accuracy of any engineering and environmental reports prepared by third parties or legal conclusions or analysis provided by the Borrower's counsel (although the Borrower has no reason to believe that the Agent and the Lenders may not rely on the accuracy thereof) (b) budgets, projections and other forward-looking or speculative information prepared in good faith by the Borrower (except to the extent the related assumptions were when made manifestly unreasonable), or (c) any Third Party Information.

     ss.6.18 Trade Name; Place of Business. The Borrower does not use any trade name and conducts business under any name other than its actual name set forth in the Loan Documents. The principal place of business of each Borrower is as set forth in ss.19 herein, and Borrower will not change its principal place of business without first notifying Agent.

     ss.6.19 Regulations T, U and X. No portion of any Loan is to be used for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 220, 221 and 224. Borrower is not engaged, nor will it engage, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in Regulations T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 220, 221 and 224.

     ss.6.20 Environmental Compliance. The Borrower has taken all commercially reasonable steps to investigate the past and present conditions and usage of the Borrowing Base Properties and the operations conducted thereon and, except as specifically set forth on Schedule 6.20, attached hereto, or in the case of Real Estate acquired after the date hereof by Borrower, in express written notice with respect thereto provided to the Agent, makes the following representations and warranties:

          (a) None of the Borrower or any of its Subsidiaries, nor to the best knowledge and belief of Borrower and any of its Subsidiaries, any operator of the Real Estate, nor any operations thereon, is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to the environment (hereinafter "Environmental Laws"), which violation (i) involves Real Estate (other than the Borrowing Base Properties) and would have a Material Adverse Effect or (ii) involves Borrowing Base Property.

          (b) None of the Borrower or any of its Subsidiaries has received notice from any third party including, without limitation, any federal, state or local governmental authority, (i) that it has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); (ii) that any hazardous waste, as defined by 42 U.S.C. ss.9601(5), any hazardous substances as defined by 42 U.S.C. ss.9601(14), any pollutant or contaminant as defined by 42 U.S.C. ss.9601(33) or any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which it has generated, transported or disposed of have been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Borrower or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances.

          (c) (i) No portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws, and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate except those which are being operated and maintained in compliance with Environmental Laws; (ii) in the course of any activities conducted by the Borrower or any of its Subsidiaries, or, to the best knowledge and belief of the Borrower and its Subsidiaries, the operators of their properties, no Hazardous Substances have been generated or are being used on the Real Estate except in the ordinary course of business and in accordance with applicable Environmental Laws; (iii) there has been no past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping (other than the storing of materials in reasonable quantities to the extent necessary for the operation of a Megaplex Movie Theatre or Entertainment-Related Retail Improvement in the ordinary course of business, and in any event in compliance with all Environmental Laws) (a "Release") or threatened Release of Hazardous Substances on, upon, into or from the Borrowing Base Properties, which Release would have a material adverse effect on the value of such Borrowing Base Properties or adjacent properties, or from any other Real Estate, which Release could have a Material Adverse Effect; (iv) except as set forth on Schedule 6.20 hereto, there have been no Releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a material adverse effect on the value of, the Real Estate; and (v) any Hazardous Substances that have been generated on any of the Real Estate have been transported off-site in accordance with all applicable Environmental Laws. The representation set forth in this ss.6.20(c) with respect to activities of lessees and other third parties unrelated to Borrower and its Subsidiaries shall be limited to the best knowledge and belief of the Borrower and its Subsidiaries.

          (d) To the best knowledge of each Borrower and its Subsidiaries, none of Borrower or any of its Subsidiaries, nor the Real Estate is subject to any applicable Environmental Law requiring the performance of Hazardous
     Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement in each case by virtue of the transactions set forth herein and contemplated hereby, or to the effectiveness of any other transactions contemplated hereby except for such matters that shall be complied with as of the Closing Date.

          (e) To the best knowledge of Borrower and its Subsidiaries, none of the Borrower or any of its Subsidiaries has acquired any actual knowledge of any existing or closed sanitary landfills, solid waste disposal sites, or hazardous waste treatment, storage or disposal facilities on or affecting the Real Estate.

          (f) There has been no claim received by Borrower or any of its Subsidiaries, by any party that any use, operation, or condition of the Real Estate has caused any nuisance or any other liability or adverse condition on any other property which could reasonably be expected to have a Material Adverse Effect, nor is there any knowledge of any basis for such a claim.

          (g) In the event that any event or circumstance described in ss.6.20 shall occur with respect to any Real Estate of Borrower or any of its Subsidiaries after the date hereof that Borrower is permitted to address pursuant to ss.8.6, or that is being remedied by Tenant, such event or circumstance shall not constitute a misrepresentation of Borrower or any of its Subsidiaries at any time the representations and warranties under this ss.6.20 are repeated or deemed repeated; provided further that the foregoing shall not limit the requirement that such representations with respect to Borrowing Base Properties be correct when such properties are accepted as Borrowing Base Property.

     ss.6.21 Subsidiaries. Borrower-SPE does not have nor during any time that any Obligations are outstanding, shall the Borrower-SPE have any Subsidiaries, except as approved by the Agent. Schedule 6.21(a) sets forth, as of the date hereof, all of the Subsidiaries of EPR, the form and jurisdiction of organization of each of the Subsidiaries, and the owners of the direct and indirect ownership interests therein. Schedule 6.21(b) sets forth, as of the date hereof, all of the Affiliates of the Borrower-SPE and EPR, the form and jurisdiction of organization of each of the Affiliates, and the other owners of the applicable Affiliates. No Person owns any legal, equitable or beneficial interest in any of the Persons set forth on Schedules 6.21(a) and6.21(b) except as set forth on such Schedules.

     ss.6.22 Leases. To the extent that any of the same have been requested by Agent or any of the Lenders, the Borrower has delivered to the Agent (i) true copies of the Leases relating to each Borrowing Base Property and (ii) an accurate and complete Rent Roll and Lease Summary as of the date of inclusion of each Borrowing Base Property as a Borrowing Base Property with respect to all Leases of any portion of the Borrowing Base Property . The Leases reflected on such Rent Roll constitute as of the date thereof the sole agreements relating to leasing or licensing of space at such Borrowing Base Property and in the Building relating thereto. No tenant is entitled to any free rent, partial rent, rebate of rent payments, credit, offset or deduction in rent, including, without limitation, lease support payments or lease buy-outs, except as reflected in such Rent Roll or the applicable Lease. Except as set forth in Schedule 6.22, the Leases reflected therein are, as of the date of inclusion of the applicable Borrowing Base Property as a Borrowing Base Property, in full force and effect in accordance with their terms, without any payment default or any other material default under any Megaplex Movie Theatre Lease, nor are there any defenses, counterclaims, offsets, concessions or rebates available to any tenant thereunder, except as provided in the applicable Leases or to the extent Borrower has knowledge thereof, the Borrower has not given or made, any notice of any payment or other material default with respect to any Megaplex Movie Theatre Lease, or any claim, which remains uncured or unsatisfied, with respect to any of the Megaplex Movie Theatre Leases, and to the best of the knowledge and belief of the Borrower, there is no basis for any such claim or notice of default by any tenant. No property other than the Borrowing Base Property which is the subject of the applicable Lease is necessary to comply with the requirements (including, without limitation, parking requirements) contained in such Lease.

     ss.6.23 Property.

          (i) All of the Borrowing Base Properties are in good condition and working order subject to ordinary wear and tear and casualty and condemnation permitted in the Loan Documents. All of the other Real Estate of the Borrower and its Subsidiaries is in good condition and working order subject to ordinary wear and tear and casualty and condemnation permitted in the Loan Documents, except for such portion of such Real Estate which is not occupied by any tenant and where such failure would not have a Material Adverse Effect. Such Real Estate, and the use and operation thereof, is in material compliance with all applicable zoning, building codes and other applicable governmental regulations. There are no unpaid or outstanding real estate or other taxes or assessments on or against any of the Borrowing Base

     Properties which are payable by the Borrower-SPE (except only real estate or other taxes or assessments, that are not yet delinquent or are being protested as permitted by this Agreement or the applicable Leases). There are no unpaid or outstanding real estate or other taxes or assessments on or against any other property of the Borrower or any of its Subsidiaries which are payable by any of such Persons in any material amount (except only real estate or other taxes or assessments, that are not yet delinquent or are being protested as permitted by this Agreement). There are no pending eminent domain proceedings against any property of the Borrower or any of its Subsidiaries or any part thereof, and, to the knowledge of the Borrower, no such proceedings are presently threatened by any taking authority which may individually or in the aggregate have any Material Adverse Effect. None of the property of the Borrower or any of its Subsidiaries is now damaged as a result of any fire, explosion, accident, flood or other casualty in any manner which individually or in the aggregate would have any Material Adverse Effect;

          (ii) If the Borrowing Base Property and improvements are located in a special flood hazard area designated as such by the Director of the Federal Emergency Management Agency, such Borrowing Base Property and improvements are and will continue to be covered by special flood insurance under the National Flood Insurance Program;

          (iii) Neither Borrower-SPE, EPR nor any Subsidiary is the mortgagor under any mortgage, deed of trust, or similar instrument encumbering the Borrowing Base Property;

          (iv) The Borrowing Base Property has not been sold, mortgaged (or made the subject of a negative pledge, except as provided to Agent herein) or underwritten to obtain financing (whether or not such financing constitutes Indebtedness) under any financing arrangement other than the financing evidenced by the Credit Agreement;

          (v) All necessary certificates of occupancy have been obtained and shall be maintained with respect to the Borrower Base Property;

          (vi) The Borrowing Base Property is a Real Estate asset for which the Borrower has conducted its customary due diligence and review, including inspection of the Real Estate, and such customary due diligence and review have not revealed facts that would adversely affect the value of the Real Estate;

          (vii) Borrower-SPE holds good and marketable fee simple title to or a valid and subsisting leasehold interest in each parcel of Borrowing Base Property, and has obtained a Title Policy with respect thereto, subject only to the Permitted Encumbrances, a copy of which such Title Policy, Borrower shall make available to Agent or Lenders upon request therefor.

          (viii)   Borrower   has   obtained  a  Survey  with  proper   Surveyor
     Certification on each of the Borrower Base Properties and shall make copies of the same available to Agent or Lenders upon request therefore; and

          (ix) The Borrower has complied with all other applicable conditions set forth in this Agreement with respect to inclusion and retention of the Borrowing Base Property as Borrowing Base Property.

     ss.6.24 Brokers. The Borrower has not engaged or otherwise dealt with any broker, finder or similar entity in connection with this Agreement or the Loans contemplated hereunder.

     ss.6.25 Other Debt. None of EPR or any of its Subsidiaries is in default of the payment of any Indebtedness in an amount equal to or greater than $1,000,000.00 in the aggregate, or the material performance of any related agreement, mortgage, deed of trust, security agreement, financing agreement, indenture or lease to which any of them is a party. The Borrower-SPE is not a party to or bound by any agreement, instrument or indenture that may require the subordination in right or time or payment of any of the Obligations to any other indebtedness or obligation of the Borrower. Schedule 6.25 hereto sets forth all agreements, mortgages, deeds of trust, financing agreements or other material agreements binding upon the Borrower and its Subsidiaries or their respective properties and entered into by the Borrower as of the date of this Agreement with respect to any Indebtedness of the Borrower or any of its Subsidiaries in an amount equal to or greater than $1,000,000.00, in the aggregate, and the Borrower will upon request provide the Agent with true, correct and complete copies thereof.

     ss.6.26 Solvency. As of the Closing Date and after giving effect to the transactions contemplated by this Agreement and the other Loan Documents, including all Loans made or to be made hereunder, the Borrower is not insolvent on a balance sheet basis such that the sum of such Person's assets exceeds the sum of such Person's liabilities, the Borrower is able to pay its debts as they become due, and the Borrower has sufficient capital to carry on its business.

     ss.6.27 No Bankruptcy Filing. The Borrower is not contemplating either the filing of a petition by it under any state or federal bankruptcy or insolvency laws or the liquidation of its assets or property.

     ss.6.28 No Fraudulent Intent. Neither the execution and delivery of this Agreement or any of the other Loan Documents nor the performance of any actions required hereunder or thereunder is being undertaken by the Borrower or its Subsidiaries with or as a result of any actual intent by any of such Persons to hinder, delay or defraud any entity to which any of such Persons is now or will hereafter become indebted.

     ss.6.29 Transaction in Best Interests of Borrower; Consideration. The transaction evidenced by this Agreement and the other Loan Documents is in the best interests of the Borrower and its Subsidiaries. The direct and indirect benefits to inure to the Borrower and its Subsidiaries pursuant to this Agreement and the other Loan Documents constitute substantially more than "reasonably equivalent value" (as such term is used in ss.548 of the Bankruptcy
Code) and "valuable consideration," "fair value," and "fair consideration," (as such terms are used in any applicable state fraudulent conveyance law), in exchange for the benefits to be provided by the Borrower and its Subsidiaries pursuant to this Agreement and the other Loan Documents.

     ss.6.30 Capitalization. The authorized membership interest of Borrower-SPE is indirectly owned 100% by EPR.

     ss.6.31 Intentionally Deleted.

     ss.6.32 Intentionally Deleted.


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

     ss.6.33 Certificates of Occupancy; Licenses. All certificates of completion and occupancy permits and, to the best knowledge of Borrower, all other certifications, permits, licenses and approvals, including any applicable liquor license required for the legal use, occupancy and operation of each of the Borrowing Base Properties as a Megaplex Movie Theatre or Entertainment-Related Retail Property and all appurtenant and related uses (collectively, the "Licenses"), have been obtained and are in full force and effect.

     ss.6.34 Insurance. The Borrowing Base Properties and improvements thereon are insured by fire and other insurance policies providing coverage and otherwise in accordance with industry standards. Such insurance (i) names and will continue to name the Borrower-SPE and its successors and assigns as the insured thereunder and (ii) are and will continue to be in full force and effect. Borrower shall, in connection with the closing hereunder and prior to the expiration of any insurance required hereunder, deliver to the Agent and Lenders certificates of any insurance required hereunder evidencing the existence of such insurance, which such certificates shall be in form and substance reasonably satisfactory to Agent and Lenders, it being agreed that such insurance and certificates may be maintained by a Tenant at each of the Borrowing Base Properties. Insurance certificates which comply with the terms of the applicable Leases approved by Agent shall be deemed acceptable to Agent and Lenders.

     ss.7. AFFIRMATIVE COVENANTS.

     The Borrower covenants and agrees to the following, so long as any Obligation, Loan, Note or any Letter of Credit is outstanding or any of the Lenders have any obligation to make any Loans or issue Letters of Credit:

     ss.7.1 Punctual Payment. The Borrower will duly and punctually pay or cause to be paid the principal and interest on the Loans and all interest and fees provided for in this Agreement, all in accordance with the terms of this Agreement and the Notes, as well as all other sums owing pursuant to the Loan Documents.

     ss.7.2 Maintenance of Office. The Borrower will maintain its respective chief executive office at 30 Pershing Road, Suite 201, Kansas City, MO,64108, or at such other place in the United States of America as the Borrower shall designate prior to any such change in location by written notice to the Agent and the Lenders, where notices, presentations and demands to or upon the Borrower in respect of the Loan Documents may be given or made.

     ss.7.3 Records and Accounts. The Borrower will (a) keep, and cause each of its Subsidiaries to keep, proper records and books of account in which true and correct entries will be made in accordance with GAAP and (b) maintain adequate accounts and reserves for all taxes (including income taxes), depreciation and amortization of its properties and the properties of its Subsidiaries, contingencies and other reserves. Neither the Borrower, nor any of its Subsidiaries shall, without the prior written consent of the Required Lenders,
(x) make any material change to the accounting procedures used by such Person in preparing the financial statements and other information described in ss.6.4 or ss.7.4, except as required by SEC Rules or interpretations thereof or accounting industry pronouncements or (y) change its fiscal year.

     ss.7.4 Financial Statements, Certificates and Information. Borrower will deliver or cause to be delivered to the Agent with sufficient copies for each of the Lenders which will be delivered by Agent to Lenders:

          (a) as soon as practicable, but in any event not later than seventy-five (75) days after the end of each fiscal year of Borrower, commencing with the fiscal year ending December 31, 2005, the audited Consolidated balance sheet of EPR and its Consolidated Subsidiaries at the end of such year, and the related audited Consolidated statements of income, changes in capital and cash flows for such year, each setting forth in comparative form the figures for the previous fiscal year and all such statements to be in reasonable detail, prepared in accordance with GAAP, and accompanied by an auditor's report prepared without qualification as to the scope of the audit by a "Big Four" accounting firm or another nationally recognized firm acceptable to the Agent (the foregoing with respect to EPR may be satisfied by delivery of the Form 10-K of EPR filed with the SEC, provided, however, that in no event shall any reference to any prior 10-Ks or Proxy Statements which may be incorporated by reference within the filings then being delivered to Agent be deemed delivered to Agent nor shall any such information contained in any such prior filings be deemed delivered to Agent), and any other information the Agent may reasonably request to complete a financial analysis of the Borrower, and EPR's Subsidiaries;

          (b) as soon as practicable, but in any event not later than forty-five
     (45) days after the end of each fiscal quarter (including the fourth quarter) of Borrower, copies of the unaudited Consolidated balance sheet of the Borrower and its Subsidiaries as at the end of such quarter, and the related unaudited Consolidated statements of income and cash flows for the portion of Borrower's fiscal year then elapsed, all in reasonable detail and prepared in accordance with GAAP (the foregoing with respect to EPR and its Subsidiaries for the first three quarters of any fiscal year may be satisfied by delivery of the Form 10-Q of EPR filed with the SEC provided, however, that in no event shall any reference to any prior 10-Qs or Proxy Statements which may be incorporated by reference within the filings then being delivered to Lender be deemed delivered to Lender nor shall any such information contained in any such prior filings be deemed delivered to Lender), together with a certification by the chief financial officer or accounting officer of Borrower that the information contained in such financial statements fairly presents the financial position of the Borrower and its Subsidiaries on the date thereof (subject to year-end adjustments);

          (c) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement (a "Compliance Certificate") certified by the chief financial officer or chief accounting officer of Borrower in the form of Exhibit K hereto (or in such other form as the Agent may approve from time to time) setting forth in reasonable detail computations evidencing compliance or non-compliance (as the case may be) with the covenants contained in ss.9 and the other covenants described in such certificate and (if applicable) setting forth reconciliations to reflect changes in GAAP since the Balance Sheet Date. Borrower shall submit with the Compliance Certificate a Borrowing Base Certificate in the form of Exhibit J attached hereto pursuant to which the Borrower shall calculate the amount of the Borrowing Base as of the end of the immediately preceding fiscal quarter of the Borrower. All income, expense and value associated with Real Estate or other Investments disposed of during any quarter will be eliminated from calculations, where applicable. The Compliance Certificate shall be accompanied by copies of the statements of the Borrowing Base Property Net Operating

     Income for such fiscal quarter and on a trailing four-quarter basis for each of the Borrowing Base Properties, prepared on a basis consistent with the statements furnished to the Lenders prior to the date hereof and otherwise in form and substance reasonably satisfactory to the Agent, together with a certification by the chief financial officer or chief accounting officer of Borrower that the information contained in such statement fairly presents the Borrowing Base Property Net Operating Income of the Borrowing Base Properties for such periods;

          (d)  contemporaneously  with the delivery of the financial  statements referred to in clause (a) above, the statement of all contingent liabilities involving amounts of $1,000,000.00 or more of the Borrower and its Subsidiaries which are not reflected in such financial statements or referred to in the notes thereto (including, without limitation, all guaranties, endorsements and other contingent obligations in respect of the indebtedness of others, and obligations to reimburse the issuer in respect of any letters of credit);

          (e) upon reasonable request by the Agent on behalf of any Lender, as soon as practicable but in any event not later than forty-five (45) days after the end of the most recent fiscal quarter of Borrower (including the fourth fiscal quarter in each year), a Consolidated operating statement for the Borrowing Base Properties and as requested by Agent or any Lender, a Rent Roll for each of the Borrowing Base Properties and a copy of each Lease or amendment entered into with respect to a Borrowing Base Property during such quarter;

          (f) contemporaneously with the filing or mailing thereof, copies of all material of a financial nature, reports or proxy statements sent to the shareholders of the Borrower;

          (g) Intentionally deleted;

          (h) promptly upon the filing hereof, copies of all registration statements (other than the exhibits thereto and any registration statements on Form S-8 or its equivalent);

          (i) Intentionally Deleted;

          (j) evidence reasonably satisfactory to Agent of the timely payment of all real estate taxes for the Borrowing Base Properties;

          (k) not later than November 15 of each year, the Consolidated cash flow projections of the Borrower and its Subsidiaries for the next three years;

          (l) from time to time such other financial data and information in the possession of the Borrower or its Subsidiaries (including without limitation auditors' management letters, status of litigation or investigations against the Borrower and any settlement discussions relating thereto, property inspection and environmental reports and information as to zoning and other legal and regulatory changes affecting the Borrower) as the Agent may reasonably request. Information concerning such litigation or settlement discussions shall not include attorney-client privileged communications, but shall otherwise include information which may be confidential or subject to a work-product privilege so that the Agent and the Lenders receive the same level of disclosure from the Borrower with respect to such matters as has been made prior to the Closing Date.

          (m) promptly upon their becoming available, copies of all registration statements and regular periodic reports, if any, that Borrower shall have filed with the Commission (or any Governmental Authority substituted therefor) or any national securities exchange, including each Form 8-K, Form 10-K and Form 10-Q filed with the Commission.

          (n) as soon as is reasonably practicable, but in any event not later than forty-five (45) days after the end of each fiscal quarter (including the fourth quarter), statements of Exhibitor's EBITDAR for the prior quarter and for the trailing four quarters.

     ss.7.5 Notices.

          (a) Defaults. The Borrower will immediately upon obtaining actual knowledge of same notify the Agent in writing of the occurrence of any Default or Event of Default, which notice shall describe such occurrence with reasonable specificity and shall state that such notice is a "notice of default or event of default". If any Person shall give any notice or take any other action in respect of a claimed default (whether or not constituting an Event of Default) under this Agreement or under any note, evidence of indebtedness, indenture or other obligation to which or with respect to which the Borrower or any of its Subsidiaries is a party or obligor, whether as principal or surety, and such default would permit the holder of such note or obligation or other evidence of indebtedness to accelerate the maturity thereof, which acceleration would either cause a Default or have a Material Adverse Effect, the Borrower shall promptly give written notice thereof to the Agent and each of the Lenders, describing the notice or action and the nature of the claimed default.

          (b) Environmental Events. The Borrower will give notice to the Agent within five (5) Business Days of obtaining actual knowledge of (i) any potential or known Release, or threat of Release, of any Hazardous Substances in an amount that may be required to be contained, removed or otherwise remediated at or from any Real Estate; (ii) any violation of any Environmental Law that the Borrower or any of its Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any federal, state or local environmental agency or (iii) any inquiry, proceeding, investigation, or other action, including a notice from any agency of potential environmental liability, of any federal, state or local environmental agency or board, that in either case involves (A) any Borrowing Base Property, or (B) any other Real Estate and could reasonably be expected to have a Material Adverse Effect.

          (c) Notification of Claims Against Borrowing Base Property. The Borrower will give notice to the Agent in writing within five (5) Business Days of obtaining actual knowledge of any material setoff, claims (including, with respect to the Borrowing Base Property, environmental claims), withholdings or other defenses to which any of the Borrowing Base Property, or the rights of the Agent or the Lenders with respect to the Borrowing Base Property, are subject.

          (d) Notice of Litigation and Judgments. The Borrower will give notice to the Agent in writing within five (5) Business Days of obtaining actual knowledge of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrower or any of its Subsidiaries or to which the Borrower or any of its Subsidiaries is or is to


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

     become a party involving an uninsured claim against any of the Borrower or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect and stating the nature and status of such litigation or proceedings. The Borrower will give notice to the Agent, in writing, in form and detail reasonably satisfactory to the Agent and each of the Lenders, within ten days of any judgment not covered by insurance, whether final or otherwise, against any of the Borrower or any of its Subsidiaries in an amount in excess of $1,000,000 in the aggregate, except that notice is not required hereunder for EPR unless such amount exceeds $5,000,000 in the aggregate.

          (e) Notice of Proposed Sales, Encumbrances, Refinance or Transfer of Non-Borrowing Base Property. The Borrower will give notice to the Agent of any completed sale, encumbrance, refinance or transfer of any Real Estate in amounts exceeding $50,000,000.00 (other than the Borrowing Base Properties) within any fiscal quarter of Borrower, such notice to be submitted together with the Compliance Certificate provided or required to be provided to the Agent and the Lenders under ss.7.4 with respect to such fiscal quarter. The Compliance Certificate shall with respect to any completed sale, encumbrance, refinance or transfer be adjusted in the best good faith estimate of Borrower to give effect to such sale, encumbrance, refinance or transfer and demonstrate that no Default or Event of Default with respect to the covenants referred to therein shall exist after giving effect to such sale, encumbrance, refinance or transfer. Notwithstanding the foregoing, in the event of any sale, encumbrance, refinance or transfer of any Real Estate or other Investment of the type described in ss.8.3(i) involving Real Estate or such other Investment by EPR in an amount in excess of $25,000,000 per quarter, the Borrower shall promptly give notice to the Agent of such transaction, which notice shall be accompanied by a Compliance Certificate prepared using the financial statements of Borrower most recently provided or required to be provided to the Agent and the Lenders under ss.6.4 or ss.7.4, adjusted as provided in this paragraph.

          (f) ERISA. The Borrower will give notice to the Agent within five (5) Business Days after the Borrower or any ERISA Affiliate (i) gives or is required to give notice to the PBGC of any "reportable event" (as defined in ss.4043 of ERISA) with respect to any Guaranteed Pension Plan, Multiemployer Plan or Employee Benefit Plan, or knows that the plan administrator of any such plan has given or is required to give notice of any such reportable event; (ii) gives a copy of any notice of complete or partial withdrawal liability under Title IV of ERISA; or (iii) receives any notice from the PBGC under Title IV or ERISA of an intent to terminate or appoint a trustee to administer any such plan.

          (g) Notification of Lenders. Within five (5) Business Days after receiving any notice under this ss.7.5, the Agent will forward a copy thereof to each of the Lenders, together with copies of any certificates or other written information that accompanied such notice.

          (h) Notice of REIT Status. EPR shall give each Lender notice in the event it does not maintain its status as a REIT or takes any action which could lead to its disqualification as a REIT.


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

     ss.7.6 Existence; Maintenance of Properties.

          (a) Borrower-SPE will preserve and keep in full force and effect its status as a Special Purpose Entity, as set forth in ss.6.1(a) herein. EPR will preserve and keep in full force and effect its existence as a Maryland real estate investment trust. EPR will cause each of its Subsidiaries to preserve and keep in full force and effect their legal existence in the jurisdiction of its incorporation or formation. EPR will preserve and keep in full force all of its rights and franchises and those of its Subsidiaries, the preservation of which is necessary to the conduct of their business. Borrower-SPE shall at all times comply with all requirements and applicable laws, guidelines and regulations necessary to maintain its Special Purpose Entity status. EPR shall at all times comply with all requirements and applicable laws and regulations necessary to maintain REIT status. The common shares of EPR shall at all times be listed for trading and be traded on the New York Stock Exchange (NYSE), unless otherwise consented to by the Required Lenders.

          (b) The Borrower (i) will cause all of its properties and those of EPR's Subsidiaries used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and supplied with all necessary equipment, and (ii) will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof in all cases in which the failure so to do would have a material adverse effect on the condition of any Borrowing Base Property or would cause a Material Adverse Effect. Without limitation of the obligations of the Borrower under this Agreement with respect to the maintenance of the Borrowing Base Properties, the Borrower shall promptly and diligently comply with the recommendations of the Environmental Engineer concerning the maintenance, operation or upkeep of the Borrowing Base Properties contained in the building inspection and environmental reports delivered to the Agent or otherwise obtained by Borrower. This ss.7.6(b) shall be subject, however, to any provisions in the applicable Leases regarding restriction of Borrower or the applicable Subsidiaries, to make such repairs, renewals, replacements, etc.

     ss.7.7 Insurance.

          (a) The Borrower will procure and maintain or cause to be procured and maintained (i) insurance covering the Borrower-SPE, EPR and its Subsidiaries, the Borrowing Base Properties and its properties (the cost of such insurance to be borne by the insured thereunder) with financially sound and reputable insurers (or self-insurance provided by Borrower or creditworthy tenants) in such amounts and against such risks and casualties as are customary for properties of similar character and location, due regard being given to the type of improvements thereon, their construction, location, use and occupancy, and (ii) such insurance as is required in the applicable Leases for the Borrowing Base Properties.

          (b) The Borrower shall, prior to the expiration of any insurance required hereunder, renew or cause to be renewed such insurance and upon request by Agent or any of the Lenders, deliver to Agent evidence of insurance evidencing the existence of all such insurance, it being understood by the Agent and the Lenders that such insurance certificates may be maintained by the Tenant under its applicable lease for the Borrowing Base Property.


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

          (c) All insurance provided for in ss.7.7(a) above shall be obtained under valid and enforceable policies (collectively, the "Policies" or in singular, the "Policy"). As to initial Borrowing Base Properties, the Policies are issued pursuant to the terms of the existing Leases. With respect to any subsequent Borrowing Base Properties, the Policies shall be issued by financially sound and responsible insurance companies authorized to do business in the applicable state and having a financial strength rating of not less than the better of A- and "A2" or better by the Rating Agencies.

          (d) Upon request by the Agent or any Lender, the Borrower will provide to the Agent for the benefit of the Lenders copies of Title Policies for all of the Borrowing Base Properties.

     ss.7.8 Taxes; Liens. The Borrower will, and will cause its Subsidiaries to (which shall include permitting the applicable Tenant to pay directly), duly pay and discharge, or cause to be paid and discharged, before the same shall become delinquent, all taxes, assessments and other governmental charges imposed upon them or upon the Borrowing Base Properties or the other Real Estate, sales and activities, or any part thereof, or upon the income or profits therefrom as well as all claims for labor, materials or supplies that if unpaid might by law become a lien or charge upon any of its property or other Liens affecting any of the Borrowing Base Property or other property of Borrower, or its Subsidiaries, provided that any such tax, assessment, charge or levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by Borrower or the applicable Tenant in accordance with the applicable Lease by appropriate proceedings which shall suspend the collection thereof with respect to such property, neither such property nor any portion thereof or interest therein would be in any danger of sale, forfeiture or loss by reason of such proceeding and the Borrower shall have set aside on its books adequate reserves in accordance with GAAP; and provided, further, that forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor, the Borrower either (i) will provide a bond issued by a surety reasonably acceptable to the Agent and sufficient to stay all such proceedings or (ii) if no such bond is provided, will pay each such tax, assessment, charge or levy.

     ss.7.9 Inspection, Books and Records. The Borrower will keep proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit representatives of the Agent at the expense of the Agent or the Lender requiring the Agent to conduct such visit and inspection, to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers and independent public accountants, all at such reasonable times, upon reasonable prior notice and as often as may reasonably be desired, but conducted in such a manner as to not unreasonably interfere with the conduct of Borrower's business or the business of any tenant, and subject in all events to the terms of the applicable Lease.

     ss.7.10 Compliance with Laws, Contracts, Licenses, and Permits. The Borrower will, and will cause each of its Subsidiaries to, comply in all respects with (i) all applicable laws and regulations now or hereafter in effect wherever its business is conducted, including all Environmental Laws, (ii) the provisions of its corporate charter, partnership agreement, limited liability company agreement or declaration of trust, as the case may be, and other charter


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

documents and bylaws, (iii) all agreements and instruments to which it is a party or by which it or any of its properties may be bound, (iv) all applicable decrees, orders, and judgments, and (v) all licenses and permits required by applicable laws and regulations for the conduct of its business or the ownership, use or operation of its properties, except where a failure to so comply with any of clauses (i) through (v) would not have a Material Adverse Effect. If any authorization, consent, approval, permit or license from any officer, agency or instrumentality of any government shall become necessary or required in order that the Borrower may fulfill any of its obligations hereunder, the Borrower will immediately take or cause to be taken all steps necessary to obtain such authorization, consent, approval, permit or license and furnish the Agent and the Lenders with evidence thereof.

     ss.7.11 Further Assurances. The Borrower will and will cause each of its Subsidiaries to, cooperate with the Agent and the Lenders and execute such further instruments and documents as the Lenders or the Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

     ss.7.12 Management. The Borrower-SPE shall not enter into any new management agreement with a third-party manager after the date hereof for any Borrowing Base Property without the prior written consent of the Agent (which shall not be unreasonably withheld or delayed). Borrower has provided to Agent full and complete copies of the currently existing management contracts for the initial Borrowing Base Properties (the "Initial Management Contracts"), which such Initial Management Contracts are in full force and effect as of the date of this Agreement. The parties acknowledge that Agent has approved said Initial Management Contracts.

     ss.7.13 Compliance with Environmental Laws. At its sole cost and expense, the Borrower shall at all times cause the Borrowing Base Properties and the use and operation thereof to be in compliance with all applicable laws, rules and regulations, including without limitation, all Environmental Laws then in effect.

     In the ordinary course of its business, the Borrower conducts periodic reviews of the effect of Environmental Laws on the business, operations and properties of the Borrower and its Subsidiaries, including without limitation, all Real Property assets in the course of which it identifies and evaluates associated liabilities and costs (including, without limitation, any capital or operating expenditures required for clean-up or closure of properties presently owned, any capital or operating expenditures required to achieve or maintain compliance with environmental protection standards imposed by law or as a condition of any license, permit or contract, any related constraints on operating activities, and any actual or potential liabilities to third parties, including employees, and any related costs and expenses). On the basis of this review, the Borrower has reasonably concluded that such associated liabilities and costs, including the costs of compliance with Environmental Laws, are unlikely to have a Material Adverse Effect on the Borrower and its Subsidiaries.

     ss.7.14 Business Operations. The Borrower shall operate its respective businesses in substantially the same manner and in substantially the same fields and lines of business as such business is now conducted and in compliance with the terms and conditions of this Agreement and the Loan Documents.


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

     ss.7.15 Registered Servicemark. Without the prior written consent of the Agent, none of the Borrowing Base Properties shall be owned or operated by the Borrower under any registered or protected trademark, tradename, servicemark or logo. Notwithstanding the foregoing, this provision shall not prevent any applicable Tenant from operating the Borrowing Base Property under its trademarks and tradenames or service marks.

     ss.7.16 Intentionally Deleted.

     ss.7.17 Distributions of Income to EPR. EPR shall cause its Subsidiaries to promptly distribute to EPR (but not less frequently than once each fiscal quarter of EPR, unless otherwise approved by the Agent), whether in the form of dividends, distributions or otherwise, all profits, proceeds or other income relating to or arising from its Subsidiaries' use, operation, financing, refinancing, sale or other disposition of their respective assets and properties after (a) the payment by each Subsidiary of its debt service and operating expenses for such quarter and (b) the establishment of reasonable reserves for the payment of operating expenses not paid on at least a quarterly basis and capital improvements to be made to such Subsidiary's assets and properties approved by such Subsidiary in the ordinary course of business consistent with its past practices, or reserves required under applicable loan covenants;
provided however, that in the event that (i) an Event of Default shall have occurred and be continuing, and the maturity of the Obligations has been accelerated, or (ii) there shall have occurred and be continuing, an Event of Default under any of ss.ss. 12.1(a), 12.1(b), 12.1(h), 12.1(i), or 12.1(j), then the Borrower-SPE shall not make any Distributions, either directly or indirectly to EPR, whatsoever.

     ss.7.18 Borrowing Base Property. Borrower shall: (i) defend the right, title and interest of the Borrower-SPE in and to the Borrowing Base Property against the claims and demands of all Persons; (ii) shall cause the Borrowing Base Property to be managed in accordance with the policies and procedures customary for assets of a type such as said Borrowing Base Properties; (iii) shall review its policies and procedures periodically to confirm that the policies and procedures are being complied with in all material respects and are adequate to meet the Borrower's business objectives with respect to the Borrowing Base Properties; and (iv) shall not transfer or assign, or grant any Lien or option with respect to, or grant any pledge or negative pledge of the Borrowing Base Property or any interest in the Borrowing Base Property (except with respect to the negative pledges of the Borrowing Base Property provided for the benefit of the Lenders hereunder).

     ss.7.19 Intentionally Deleted.

     ss.7.20 Plan Assets. The Borrower will do, or cause to be done, all things necessary to ensure that none of the Borrowing Base Properties will be deemed to be Plan Assets at any time.

     ss.7.21 Certificates of Occupancy; Licenses. Borrower shall keep and maintain or cause the applicable tenants to keep and maintain, all licenses necessary for the operation of the Borrowing Base Properties as a Megaplex Movie Theatre or Entertainment-Related Retail Property and all appurtenant and related uses. The use being made of each of the Borrowing Base Properties is in conformity with the certificate of occupancy issued for each such Borrowing Base Property.


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

     ss.7.22 Intentionally Deleted.

     ss.7.23 Ground Leases. Borrower covenants, represents and warrants to Agent and each of the Lenders with respect to any ground lease of any of the Borrowing Base Properties (a "Qualified Ground Lease" or collectively, "Qualified Ground Leases"), if any, as follows:

          (a) Except as previously disclosed to Agent, to the best knowledge of the Borrower, no default has occurred and is continuing under the terms of any Qualified Ground Lease, and no event has occurred that, with the passage of time or service of notice, or both, would constitute an event of default under any Qualified Ground Lease.

          (b) Each Qualified Ground Lease is in full force and effect.

          (c) All rents, additional rents, percentage rents and all other charges due and payable under each Qualified Ground Lease have been fully paid.

          (d) Subject to the Permitted Encumbrances, Borrower is the owner of the entire lessee's interest in and under each Qualified Ground Lease and has the right and authority under each Qualified Ground Lease to execute this Agreement and other related Loan Documents.

          (e) Borrower shall, at its sole cost and expense, promptly and timely perform and observe, or cause the applicable Tenant under a Qualified Ground Lease to promptly and timely perform and observe, all the material terms, covenants and conditions required to be performed and observed by Borrower as lessee under each Qualified Ground Lease (including the payment of all rent, additional rent, percentage rent and other charges required to be paid under such Qualified Ground Lease).

          (f) Borrower shall notify Agent promptly in writing after any Obligor receives notice of the occurrence of any material default by the lessor under any Qualified Ground Lease or the occurrence of any event that, with the passage of time or service of notice, or both, would constitute a material default by the lessor under any Qualified Ground Lease, and the receipt by Borrower of any notice (written or otherwise) from the lessor under any Qualified Ground Lease noting or claiming the occurrence of any default by any Obligor under any Qualified Ground Lease or the occurrence of any event that, with the passage of time or service of notice, or both, would constitute a default by any Obligor under any Qualified Ground Lease. Borrower shall promptly deliver to Agent a copy of any such written notice of default.

          (g) Borrower shall promptly, after obtaining knowledge of such filing notify Agent orally of any filing, by or against any lessor under a Qualified Ground Lease of a petition under the Bankruptcy Code. Borrower shall thereafter promptly give written notice of such filing to Agent, setting forth any information available to Borrower as of the date of such filing, the court in which such petition was filed, and the relief sought in such filing. Borrower shall promptly deliver to Agent any and all notices, summonses, pleadings, applications and other documents received by Borrower in connection with any such petition and any proceedings relating to such petition.


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

          (h) Upon the request of Agent or any Lender, Borrower shall deposit with Agent a copy of each fully executed Qualified Ground Lease certified by Borrower as true and correct.

     ss.8. NEGATIVE COVENANTS.

     The Borrower covenants and agrees that, so long as any Obligations, Loan, Note or Letter of Credit is outstanding or any of the Lenders has any obligation to make any Loans or issue any Letters of Credit:

     ss.8.1 Restrictions on Indebtedness of Borrower.

     A. The Borrower-SPE. The Borrower-SPE will not create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness (whether secured or unsecured, recourse or non-recourse) other than:

          (a) Indebtedness to the Lenders and the Agent arising under any of the Loan Documents;

          (b) current liabilities of the Borrower-SPE incurred in the ordinary course of business but not incurred through (i) the borrowing of money, or
     (ii) the obtaining of credit except for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services;

          (c) Indebtedness in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of ss.7.8;

          (d) Indebtedness in respect of judgments only to the extent, for the period and for an amount not resulting in a Default; and

          (e) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business.

     B. EPR. EPR shall not, without the prior written consent of the Required Lenders, create, incur, assume, guarantee or be or remain liable, contingently or otherwise with respect to any Indebtedness on a recourse basis, except: (a) the limited secured recourse Indebtedness permitted pursuant to ss.9.10 herein;
(b) Indebtedness to Agent and, (c) Indebtedness whose recourse is solely for so-called "bad-boy" acts, including without limitation, (i) failure to account for a tenant's security deposits, if any, for rent or any other payment collected by a borrower from a tenant under the lease, all in accordance with the provisions of any applicable loan documents, (ii) fraud or a material misrepresentation made by a Borrower, or the holders of beneficial or ownership interests in such Borrower, in connection with the financing evidenced by the applicable loan documents; (iii) any attempt by a Borrower to divert or otherwise cause to be diverted any amounts payable to the applicable lender in accordance with the applicable loan documents; (iv) the misappropriation or misapplication of any insurance proceeds or condemnation awards relating to the Borrowing Base Properties; (v) voluntary or involuntary bankruptcy by a borrower; and (vi) any environmental matter(s) affecting any Borrowing Base


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

Properties which is introduced or caused by a Borrower or any holder of a beneficial or ownership interest in a Borrower.

     ss.8.2 Restrictions on Liens, Etc. The Borrower and its Subsidiaries will not (a) create or incur or suffer to be created or incurred or to exist any lien, security title, encumbrance, mortgage, pledge, negative pledge, charge, restriction or other security interest of any kind upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom; (b) with respect to Borrower-SPE, only, pledge its assets for the benefit of any other Person other than with respect to this Agreement and the Loan Documents, nor shall it agree with any other party that it shall not pledge its assets for the benefit of any other Person, including without limitation, the pledge of any equity by EPR of the Borrower-SPE or any similar agreement with any other Person other than with respect to this Agreement, (c) pledge any equity interest of the Borrower-SPE; (d) transfer any of its property or assets or the income or profits therefrom for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to payment of its general creditors; (e) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (f) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Indebtedness or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over any of its general creditors;
(g) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse (provided that this clause (g) shall not prohibit a true sale of a land option or development agreement or the sale of Real Estate by Borrower); or (h) incur or maintain any obligation to any holder of Indebtedness of Borrower which prohibits the creation or maintenance of any lien securing the Obligations or any other Indebtedness from the Lenders (collectively, "Liens"); provided that the Borrower and its Subsidiaries may create or incur or suffer to be created or incurred or to exist:

               (i) Liens on properties to secure taxes, assessments and other governmental charges or claims for labor, material or supplies in respect of obligations not then delinquent or being contested in good faith;

               (ii) deposits or pledges made in connection with, or to secure payment of, workers' compensation, unemployment insurance, old age pensions or other social security obligations;

               (iii) Liens on assets other than the  Borrowing  Base Property or any interest therein (including the rents, issues and profits therefrom) in respect of judgments, awards or Indebtedness which is permitted by ss.8.1B(a) and ss.9.10;

               (iv) encumbrances on the Real Estate permitted under the applicable Lease or consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens under leases to which the Borrower or any such Subsidiary is a party, purchase money security interests and other liens or encumbrances, which do not individually or in the aggregate have a materially adverse effect on the business of the Borrower on a consolidated basis; and


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               (v) liens and encumbrances on a Borrowing Base Property expressly permitted hereunder.

     ss.8.3 Restrictions on Investments. The Borrower will not make or permit to exist or to remain outstanding any Investment except Investments in:

          (a) marketable direct or guaranteed obligations of the United States of America that mature within one (1) year from the date of purchase by the Borrower or any such Subsidiary;

          (b) marketable direct obligations of any of the following: Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Banks, Export-Import Bank of the United States, Federal Land Banks, or any other agency or bank of the United States of America;

          (c) demand deposits, certificates of deposit, bankers acceptances and time deposits of any of the Lenders or any United States banks having total assets in excess of $100,000,000; provided, however, that the aggregate amount at any time so invested with any single bank having total assets of less than $1,000,000,000 will not exceed $1,000,000;

          (d) securities commonly known as "commercial paper" issued by any Lender, or by a corporation organized and existing under the laws of the United States of America or any State which at the time of purchase are rated by Moody's Investors Service, Inc. or by Standard & Poor's Corporation at not less than "P 1" if then rated by Moody's Investors Service, Inc., and not less than "A 1", if then rated by Standard & Poor's Corporation;

          (e) mortgage-backed securities guaranteed by the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation and other mortgage-backed bonds which at the time of purchase are rated by Moody's Investors Service, Inc. or by Standard & Poor's Corporation at not less than "AA" if then rated by Moody's Investors Service, Inc. and not less than "AA" if then rated by Standard & Poor's Corporation;

          (f) repurchase agreements having a term not greater than 180 days and fully secured by securities described in the foregoing subsections (a), (b) or (e) with the Lenders, banks described in the foregoing subsection (c) or financial institutions or other corporations having total assets in excess of $500,000,000;

          (g) shares of so-called "money market funds" registered with the Securities and Exchange Commission under the Investment Company Act of 1940 which maintain a level per-share value, invest principally in investments described in the foregoing subsections (a) through (f) and have total assets in excess of $50,000,000;

          (h) subject to ss.9, options, easements, licenses, fee interests, partnership interests, interests in limited liability companies and leasehold interests and similar interests in Real Estate, including earnest money deposits relating thereto and transaction costs;


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

          (i)  subject  to  the  terms  of  this   Agreement,   Investments   in
     Subsidiaries of Borrower existing as of the date hereof, and Investments in new Subsidiaries of Borrower created after the date of this Agreement;

          (j) deposits required by government agencies or public utilities;

     ss.8.4 Merger, Consolidation.

          (a) Borrower-SPE will not become a party to any dissolution, liquidation or disposition of all or substantially all of Borrower-SPE's assets or business, a merger, reorganization, consolidation or other business combination or agree to effect any asset acquisition, stock acquisition or other acquisition individually or in a series of transactions which may have a similar effect as any of the foregoing, in each case without the prior written consent of the Required Lenders, except for (i) the merger or consolidation of Borrower-SPE with another Subsidiary of EPR, and (ii) the merger or consolidation of Borrower-SPE where Borrower-SPE is the sole surviving entity provided however that any such merger or consolidation does not violate Borrower-SPE's status as a Special Purpose Entity.

          (b) EPR will not become a party to any dissolution, liquidation or disposition of all or substantially all of EPR's assets or business, a merger, reorganization, consolidation or other business combination or agree to effect any asset acquisition, stock acquisition or other acquisition individually or in a series of transactions which may have a similar effect as any of the foregoing, in each case without the prior written consent of Required Lenders, except for (i) the merger or consolidation of EPR with one of its Subsidiaries, provided that such Subsidiary is other than Borrower-SPE; (ii) the merger or consolidation of EPR where EPR is the sole surviving entity provided however that any such merger or consolidation does not violate EPR's status as a REIT; (iii) any acquisitions or investments; or (iv) any merger where EPR is the surviving entity such that a majority of the seats of the Board of Directors of the newly constituted entity are held by trustees of EPR serving as such prior to the time of such merger, or EPR otherwise maintains a controlling interest therein, provided further that such exceptions do not otherwise create any Default or Event of Default hereunder.

     ss.8.5 Intentionally Deleted.

     ss.8.6 Intentionally Deleted.

     ss.8.7 Distributions. EPR will not make any Distributions which would violate any of the following covenants:

          (a) EPR will not pay any Distribution to its shareholders the amount of which, when added to the amount of all other Distributions paid by it in the same fiscal quarter and the three immediately preceding fiscal quarters, would exceed ninety percent (90%) of its FFO before preferred distributions for such period; provided that EPR shall be permitted to pay an amount in excess of such limit if necessary to permit EPR to maintain its REIT Status, as evidenced by a certification of the chief financial officer of EPR containing calculations in reasonable detail reasonably satisfactory in form and substance to the Agent. Notwithstanding the foregoing, EPR may, subject to the limitations set forth in this Agreement (including specifically, but without limitation, those contained in
     ss.8.7(b))  make  Distributions  (which shall


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

     not be included in the ninety percent (90%) FFO test set forth in the preceding sentence) in order to enable EPR to repurchase common shares of EPR and the right to redeem any then outstanding preferred shares in accordance with their terms so long as (i) any such repurchase or redemption is made in EPR's prudent business judgment, (ii) no Event of Default shall have occurred and be continuing on the date of any such repurchase or redemption and (iii) no Event of Default shall occur as a result of any such repurchase or redemption;

          (b) In the event that an Event of Default shall have occurred and be continuing, EPR shall not make any Distributions other than the minimum Distributions required under the Code to maintain the REIT Status of EPR, as evidenced by a certification of the chief financial officer of EPR containing calculations in reasonable detail reasonably satisfactory in form and substance to the Agent; provided, however, that EPR shall not be entitled to make any Distribution in connection with the repurchase of common stock of Borrower at any time after an Event of Default shall have occurred and be continuing; and

          (c) In the event that an Event of Default shall have occurred and be continuing and the maturity of the Obligations has been accelerated, EPR shall not make any Distributions whatsoever, either directly or indirectly.

     ss.8.8 Asset Sales. The Borrower will not sell, transfer or otherwise dispose of any Borrowing Base Property other than for fair market value, and as otherwise set forth herein.

     ss.8.9 Development Activity. The Borrower-SPE will not engage directly or indirectly in the development of properties without the prior written consent of the Required Lenders in their sole discretion.

     ss.8.10  Restriction on Prepayment of Indebtedness.  The Borrower will not,
(a) prepay, redeem, defease, purchase or otherwise retire the principal amount, in whole or in part, of any Indebtedness other than the Obligations and the Hedge Obligations after the occurrence of any Event of Default, or (b) modify any document evidencing any Indebtedness (other than the Obligations) to accelerate the maturity date of such Indebtedness; provided, that this ss.8.10 shall not prohibit (x) the prepayment of Indebtedness which is financed solely from the proceeds of a new loan which would otherwise be permitted by the terms of ss.8.1; (y) the prepayment of Indebtedness secured by Real Estate which is satisfied solely from the proceeds of a sale of the Real Estate securing such Indebtedness and (z) prepayment or defeasances permitted under other credit facilities.

     ss.8.11 Zoning and Contract Changes and Compliance. The Borrower shall not initiate or consent to any zoning reclassification of any of its Borrowing Base Property or seek any variance under any existing zoning ordinance or use or permit the use of any Borrowing Base Property in any manner that could result in such use becoming a non-conforming use under any zoning ordinance or any other applicable land use law, rule or regulation. The Borrower shall not initiate any change in any laws, requirements of governmental authorities or obligations created by private contracts and Leases which now or hereafter may materially adversely affect the ownership, occupancy, use or operation of any Borrowing Base Property.


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

     ss.8.12 Derivative Obligations. The Borrower-SPE shall not contract, create, incur, assume or suffer to exist any Derivative Obligations without the prior written consent of the Required Lenders in their sole discretion.

     ss.8.13 Subsidiary Guarantees and Pledges. Any Subsidiaries of EPR which as of the date of this Agreement, do not guaranty any Indebtedness or have not granted any pledge of stock or other equity interests to secure any Indebtedness, are hereby prohibited from doing so, provided however, that any such Subsidiary may provide a guaranty of the Obligations, and provided further that any such Subsidiary may (i) incur Indebtedness with respect to acquisitions and/or refinancings or financings by such Subsidiary of Real Estate directly or indirectly owned by such Subsidiary; (ii) incur Indebtedness with respect to acquisitions, financings and/or refinancings by one or more Subsidiaries in a related transaction, which is funded by a common lender, and is secured by mortgages on the Real Estate directly or indirectly owned by each of such Subsidiaries, and from which Indebtedness, each of such Subsidiaries receives a benefit; and (iii) pledge its stock or other equity interests in a borrower or owner of Real Estate, to secure any Indebtedness that is also secured by a mortgage by such borrower or owner, granted pursuant to this Section 8.13(i) or
(ii) hereinabove.

     ss.8.14 Organizational Document Amendments. The Borrower shall not make any amendment to its organizational documents, including without limitation, its operating agreement, by-laws, articles or organization, articles or incorporation, or the like (other than any amendment to increase its authorized shares of any class or series or to authorize a new class or series of shares) without the consent of the Agent and the Required Lenders, but in no event shall Borrower make any amendments to any organizational documents which may have a Material Adverse Effect on the Borrowing Base Property hereunder or Borrower's ability to perform its Obligations hereunder.

     ss.8.15 Lease Amendments. With respect to any Megaplex Movie Theatre Lease on any Borrowing Base Property: Borrower-SPE shall not, without prior written consent of the Agent in its sole discretion, (i) alter, amend or modify the terms, in any material manner, or (ii) cancel or terminate any such Lease, or accept a surrender thereof, or (iii) otherwise change the terms of any such Lease in any material manner, or (iv) take any other action with respect thereto which may have a Material Adverse Effect on any Borrowing Base Property, including without limitation, a diminution in the value thereof.

     ss.9. FINANCIAL COVENANTS.

     At all times, the Borrower covenants and agrees that, so long as any Obligations, Loan, Note, or Letter of Credit is outstanding or any Lender has any obligation to make any Loans or issue any Letters of Credit, they shall at all times be in compliance with the following financial covenants. ss.9.3 through ss.9.7 and ss.9.10 through ss.9.11 shall be tested as of the end of each quarter, based upon the results for that particular quarter then ended. ss.9.1 and ss.9.8 shall be tested as of the end of each quarter, based upon the results for the trailing four quarters then ended and ss.9.1 shall also be tested on and as of the date of each new Loan hereunder. Notwithstanding anything to the contrary contained herein, ss.9.5 shall be tested as of the end of each quarter, based upon the results for that particular quarter then ended, but shall incorporate adjustments for


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proceeds from dividend  reinvestment  programs at the end of each calendar year, only, to the extent that such proceeds do not exceed $1,000,000.00.

     ss.9.1 Borrowing Base. The outstanding principal balance of the Loans including the Letters of Credit Outstanding shall at all times not be greater than and shall at all times be in compliance with the Borrowing Base.

     ss.9.2 Intentionally Deleted.

     ss.9.3 Total Debt to Total Asset Value. Calculated on a Consolidated basis with respect to EPR, at any time the ratio of Total Debt to Total Asset Value shall not exceed 60%, provided however, that it shall not be a Default or Event of Default hereunder in the event that said ratio increases up to 65% as a result of an acquisition of any Real Estate, and provided further that: (x) such increase shall not occur more than one time during the term of the Facility, and
(y) such increase shall not be sustained for more than two consecutive quarters.

     ss.9.4 Maximum Permitted Investments. Calculated on a Consolidated basis with respect to EPR, at any time the ratio of: (A) Investments in notes, mortgages and unimproved real estate (including cost of land under development), in the aggregate, to Total Asset Value shall not exceed 10%; (B) Investments in construction (total budgeted cost, excluding cost of land) to Total Asset Value shall not exceed 15%; (C) Investments in unconsolidated subsidiaries to Total Asset Value, shall not exceed 10%; and (D) Investments in the aggregate of (A) through (C) to Total Asset Value shall not exceed 25%.

     ss.9.5 Tangible Net Worth. The Consolidated Tangible Net Worth will not at any time be less than the sum of (a) ($548,000,000.00) plus (b) seventy-five percent (75%) of the aggregate Net Equity Proceeds received by EPR and its Subsidiaries on a Consolidated basis subsequent to September 30, 2005.

     ss.9.6 Interest Rate Protection. With regard to EPR, the ratio of Unhedged Variable Rate Debt to Total Asset Value shall not exceed twenty-five percent (25%).

     ss.9.7 Minimum Interest Coverage Ratio. Calculated on a Consolidated basis with respect to EPR, the Adjusted EBITDA to Interest Expense shall not be less than 2.00 to 1.00.

     ss.9.8 Maximum Distributions. The ratio of Distributions of FFO to FFO before preferred dividends shall not exceed ninety percent (90%), measured on a rolling four-quarter basis, provided however, as long as there is no Default or Event of Default and none of the Loans has been accelerated, EPR shall not be prohibited from making Distributions that are necessary to maintain REIT Status (measured on a rolling four quarter basis).

     ss. 9.9 Intentionally Deleted.

     ss. 9.10 Maximum Secured Debt:


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

          (a) Maximum Secured Debt to Total Asset Value. Calculated on a Consolidated basis with respect to EPR, Indebtedness of Borrower secured by a Lien ("Secured Indebtedness"), to Total Asset Value shall not exceed fifty percent (50%).

          (b) Maximum Secured Recourse Debt to Total Asset Value. Calculated on a Consolidated basis with respect to EPR, Secured Indebtedness that is recourse to EPR, to Total Asset Value shall not exceed 15%; additionally, the amount of each such loan shall not at the time of origination, exceed 65% of the value of the property securing such loan. For purposes of calculating amounts under this covenant, valuation of property shall: (i) in the case of existing properties, be based upon such property's net operating income (calculated in accordance with GAAP), capped at 9.75%,
     (ii) in the case of properties under construction, based upon such property's cost.

     ss. 9.11 Minimum Fixed Charge Coverage Ratio. Calculated on a Consolidated basis with respect to EPR, at any time, the ratio of Adjusted EBTIDA to Fixed Charges shall not be less than 1.50 to 1.00.

     ss.10. CLOSING CONDITIONS.

     The obligation of the Lenders to establish the Facility and make the Loans or issue Letters of Credit from time to time hereunder shall be subject to the satisfaction of each of the following conditions precedent:

     ss.10.1 Loan Documents. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto and shall be in full force and effect. The Agent shall have received a fully executed counterpart of each such document, except that each Lender shall have received the fully executed original of its Note.

     ss.10.2 Certified Copies of Organizational Documents. The Agent shall have received from the Borrower a copy, certified as of a recent date by the appropriate officer of each State in which such Person is organized or in which the Borrowing Base Properties are located and a duly authorized officer or partner of such Person, as applicable, to be true and complete, of the partnership agreement or corporate charter of the Borrower or its qualification to do business, as applicable, as in effect on such date of certification.

     ss.10.3 Resolutions. All action on the part of the Borrower necessary for the valid execution, delivery and performance by such Person of this Agreement and the other Loan Documents to which such Person is or is to become a party shall have been duly and effectively taken, and evidence thereof reasonably satisfactory to the Agent shall have been provided to the Agent.

     ss.10.4 Incumbency Certificate; Authorized Signers. The Agent shall have received from Borrower an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Person and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of such Person, each of the Loan Documents to which such Person is or is to become a party.


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

     ss.10.5 Opinion of Counsel. The Agent shall have received such opinions addressed to the Lenders and the Agent and dated as of the Closing Date from counsel to the Borrower addressing such matters as reasonably requested by Agent in form and substance reasonably satisfactory to the Agent, including an enforceability and due authority opinion with respect to Borrower.

     ss.10.6 Payment of Fees. The Borrower shall have paid to the Agent the fees payable pursuant to ss.4.2.

     ss.10.7 Insurance. The Agent shall have received duplicate originals or copies of all certificates of insurance required by this Agreement.

     ss.10.8 Performance; No Default. Borrower shall have performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it on or prior to the Closing Date, and on the Closing Date there shall exist no Default or Event of Default.

     ss.10.9 Representations and Warranties. With the exception of any Third Party Information, the representations and warranties made by the Borrower in the Loan Documents or otherwise made by or on behalf of the Borrower and its Subsidiaries in connection therewith or after the date thereof shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the Closing Date.

     ss.10.10 Proceedings and Documents. All proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be reasonably satisfactory to the Agent and the Agent's counsel in form and substance, and the Agent shall have received all information and such counterpart originals or certified copies of such documents and such other certificates, opinions, assurances, consents, approvals or documents as the Agent and the Agent's counsel may reasonably require.

     ss.10.11 Eligible Real Estate Qualification Documents. The Eligible Real Estate Qualification Documents for each Borrowing Base Property included in the Borrowing Base as of the Closing Date shall have been delivered to the Agent at the Borrower's expense and shall be in form and substance satisfactory to the Agent.

     ss.10.12 Compliance Certificate. The Agent shall have received a Compliance Certificate dated as of the date of the Closing Date demonstrating compliance with each of the covenants calculated therein as of the most recent fiscal quarter for which Borrower has provided financial statements under ss.6.4 adjusted in the best good faith estimate of Borrower as of the Closing Date.

     ss.10.13 Stockholder and Partner Consents. The Agent shall have received evidence reasonably satisfactory to the Agent that all necessary stockholder, partner, member or other consents required in connection with the consummation of the transactions contemplated by this Agreement and the other Loan Documents have been obtained.


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

     ss.10.14 Other. The Agent shall have reviewed such other documents, instruments, certificates, opinions, assurances, consents and approvals as the Agent or the Agent's counsel may reasonably have requested.

     ss.11. CONDITIONS TO ALL BORROWINGS.

The obligations of the Lenders to make any Loan or issue any Letter of Credit, whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

     ss.11.1Prior Conditions Satisfied. All conditions set forth in ss.10 shall continue to be satisfied as of the date upon which any Loan is to be made or any Letter of Credit is to be issued.

     ss.11.2 Representations True; No Default. With the exception of Third Party Information, each of the representations and warranties made by or on behalf of the Borrower or any of its Subsidiaries contained in this Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Agreement shall be true in all material respects both as of the date as of which they were made and shall also be true in all material respects as of the time of the making of such Loan with the same effect as if made at and as of that time, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date, other than that made as of the closing date shall be required to be true and correct only as of such specified date), and no Default or Event of Default shall have occurred and be continuing.

     ss.11.3 No Legal Impediment. No change shall have occurred in any law or regulations thereunder or interpretations thereof that in the reasonable opinion of any Lender would make it illegal for such Lender to make such Loan or issue such Letter of Credit.

     ss.11.4 Governmental Regulation. Each Lender shall have received such statements in substance and form reasonably satisfactory to such Lender as such Lender shall require for the purpose of compliance with any applicable regulations of the Comptroller of the Currency or the Board of Governors of the Federal Reserve System in connection with any Loan.

     ss.11.5 Proceedings and Documents. All proceedings in connection with such Loan or Letter of Credit shall be reasonably satisfactory in substance and in form to the Agent, and the Agent's counsel in form and substance and the Agent shall have received all information and such counterpart originals or certified or other copies of such documents and such other certificates, opinions, assurances, consents, approvals or documents as the Agent and the Agent's counsel may reasonably require.

     ss.11.6 Borrowing Documents. The Agent shall have received as of the date of each Loan Advance, a fully completed Loan Request for such Loan and the other documents and information (including, without limitation, a Borrowing Base Certificate and a Compliance Certificate) as required by ss.2.7, or a fully completed Letter of Credit Request required by ss.2.10 in the form of Exhibit I hereto fully completed, as applicable.


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

     ss.12. EVENTS OF DEFAULT; ACCELERATION; ETC.

     ss.12.1 Events of Default and Acceleration. If any of the following events ("Events of Default") shall occur:

          (a) the Borrower shall fail to pay any principal of the Loans when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment;

          (b) the Borrower shall fail to pay any interest on the Loans, any reimbursement obligations with respect to the Letters of Credit or any other sums due hereunder or under any of the other Loan Documents (excluding payments due under ss.12.1(a) above) within five (5) days after the same shall become due and payable, on any fixed date for payment or otherwise, provided however that such grace period shall not be applicable where any interest payment is due at the stated date of maturity or any accelerated date of maturity;

          (c) the Borrower shall fail to comply with the covenants contained in ss.7.5 (a) or ss.9.1 and, with respect to ss.9.1, such failure shall continue to exist after written notice thereof shall have been given to the Borrower by the Agent and the cure period provided in ss.12.2 shall have ended;

          (d) the Borrower shall fail to comply with any covenant contained in ss.9.3 through ss.9.11 and such failure shall continue for thirty (30) days after written notice thereof shall have been given to the Borrower by the Agent;

          (e) the Borrower shall fail to perform any other term, covenant or agreement contained herein or in any of the other Loan Documents which they are required to perform (other than those specified in the other subclauses of this ss.12 or in the other Loan Documents) and shall fail to remedy such failure within thirty (30) days after written notice thereof shall have been given to the Borrower by the Agent;

          (f) any representation or warranty made by or on behalf of the Borrower or any of its Subsidiaries in this Agreement or any other Loan Document, or any report, certificate, financial statement, request for a Loan, Letter of Credit Request or in any other document or instrument delivered pursuant to or in connection with this Agreement, any advance of a Loan, the issuance of any Letter of Credit or any of the other Loan Documents, other than constituting or based upon Third Party Information on which Borrower or any of its Subsidiaries relied and had no knowledge or reason to believe was untrue in any material respect, shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated; notwithstanding anything to the contrary contained in this provision, the Borrower shall have a period of thirty
     (30) days to cure any unintentional inaccuracy or misrepresentation .

          (g) any of the Borrower or any of its Subsidiaries (i) shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received or other Indebtedness, or (ii) shall fail to observe or perform any term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing any obligation for borrowed money or credit received or other Indebtedness for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of


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     any  obligations  issued  thereunder  to accelerate  the maturity  thereof;
     provided that the events described in this ss.12.1(g) shall not constitute an Event of Default unless such failure to perform, together with other failures to perform as described in this ss.12.1(g), involve singly or in the aggregate obligations for borrowed money or credit received totaling in excess of $5,000,000.00;

          (h) any of the Borrower or any of its Subsidiaries, (i) shall make an assignment for the benefit of creditors, or admit in writing its general inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver for it or any substantial part of its assets, (ii) shall commence any case or other proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, or (iii) shall take any action to authorize or in furtherance of any of the foregoing;

          (i) a petition or application shall be filed for the appointment of a trustee or other custodian, liquidator or receiver of any of the Borrower or any of its Subsidiaries or any substantial part of the assets of any thereof, or a case or other proceeding shall be commenced against any such Person under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, now or hereafter in effect, and any such Person shall indicate its written approval thereof, written consent thereto or written acquiescence therein or such petition, application, case or proceeding shall not have been dismissed within sixty (60) days following the filing or commencement thereof;

          (j) a decree or order is entered appointing a trustee, custodian, liquidator or receiver for any of the Borrower or any of its Subsidiaries or adjudicating any such Person, bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any such Person in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

          (k) there shall remain in force, undischarged, unsatisfied and unstayed, for more than sixty (60) days, whether or not consecutive, one or more uninsured or unbonded final judgments against any of the Borrower or any of its Subsidiaries that, either individually or in the aggregate, exceed $1,000,000;

          (l) any of the Loan Documents shall be canceled, terminated, revoked or rescinded otherwise than in accordance with the terms thereof or the express prior written agreement, consent or approval of the Lenders, or any action at law, suit in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of any of the Borrower, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination, or issue a judgment, order, decree or ruling, to the effect that any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

          (m) any dissolution, termination, liquidation of all or substantially all of the assets, merger or consolidation of any of the Borrower shall occur unless Borrower is the surviving entity, or any sale, transfer or other disposition of all or substantially all of the assets,


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

     measured either by value or quantity, of any of the Borrower shall occur, in each case other than as permitted under the terms of this Agreement or the other Loan Documents;

          (n) with respect to any Guaranteed Pension Plan, an ERISA Reportable Event shall have occurred and the Required Lenders shall have determined in their reasonable discretion that such event reasonably could be expected to result in liability of any of the Borrower or any of its Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $2,000,000 and such event in the circumstances occurring reasonably could constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC or for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan; or a trustee shall have been appointed by the United States District Court to administer such Plan; or the PBGC shall have instituted proceedings to terminate such Guaranteed Pension Plan;

          (o) EPR shall cease at any time to qualify as a real estate investment trust under the Code and/or Borrower-SPE shall fail to be a Special Purpose Entity;;

          (p) the Borrower-SPE, EPR or any of its Subsidiaries or any Person so connected with any of them shall be indicted for a federal crime, a punishment for which could include the forfeiture of (i) any assets of Borrower-SPE, EPR or any of its Subsidiaries which in the good faith judgment of the Required Lenders could have a Material Adverse Effect, or
     (ii) the Borrowing Base Properties;

          (q) any Change in Control shall occur with respect to any Borrower; or

          (r) an event of default, however defined, under any of the other Loan Documents shall occur;

then, and in any such event, the Agent may, and upon the request of the Required Lenders shall, by notice in writing to the Borrower terminate the Facility and/or declare all amounts owing with respect to this Agreement, the Notes, the Letters of Credit and the other Loan Documents (including prepayment penalties or yield maintenance fees) to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by the Borrower; provided that in the event of any Event of Default specified in ss.12.1(h), ss.12.1(i) or ss.12.1(j), all such amounts shall become immediately due and payable automatically and without any requirement of presentment, demand, protest or other notice of any kind from any of the Lenders or the Agent. Upon demand by Agent or the Required Lenders in their absolute and sole discretion after the occurrence of an Event of Default, and regardless of whether the conditions precedent in this Agreement for a Revolving Credit Loan have been satisfied, the Lenders will cause a Revolving Credit Loan to be made in the undrawn amount of all Letters of Credit. The proceeds of any such Revolving Credit Loan will be pledged to and held by Agent as security for any amounts that become payable under the Letters of Credit and all other Obligations. In the alternative, if demanded by Agent in its absolute and sole discretion after the occurrence of an Event of Default, Borrower will deposit with and pledge to Agent cash in an amount equal to the amount of all undrawn Letters of Credit. Such amounts will be pledged to and held by Agent for the benefit of the Lenders as security for any amounts that become payable under the Letters of


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

Credit and all other Obligations. Upon any draws under Letters of Credit, at Agent's sole discretion, Agent may apply any such amounts to the repayment of amounts drawn thereunder and upon the expiration of the Letters of Credit any remaining amounts will be applied to the payment of all other Obligations or if there are no outstanding Obligations and Lenders have no further obligation to make Revolving Credit Loans or issue Letters of Credit or if such excess no longer exists, such proceeds deposited by Borrower will be released to Borrower. If at any time the aggregate amount of funds pledged to Agent as collateral for such Letters of Credit shall exceed one hundred percent (100%) of the aggregate face amount of all amounts available to be drawn under such Letters of Credit (including any amounts that may be reinstated thereunder), Agent shall release the amount of such excess deposited by the Borrower to the Borrower.

     Notwithstanding anything to the contrary contained herein, the occurrence of any one of the aforementioned terms or conditions in this ss.12.1, shall be, prior to the giving of any applicable notice or grace period, and until the same is cured as permitted by this Agreement, a "Default."

     ss.12.2 Limitation of Cure Periods.

          (a) In the event that there shall occur any Default under ss.12.1(c), then within five (5) Business Days after receipt of notice of such Default from the Agent or the Required Lenders, the Borrower may elect to cure such Default by providing additional Borrowing Base Property consisting of Potential Borrowing Base Property, and/or to reduce the outstanding Loans to it, in which event such actions shall be completed within such five (5) Business Day period (or within thirty (30) days following the expiration of the initial five (5) Business Day period in the event that the Borrower intends to provide additional Borrowing Base Property). The Borrower's notice of its election pursuant to the preceding sentence shall be delivered to the Agent within the period of five (5) Business Days provided above, and if not so delivered Borrower's cure period shall immediately terminate and such Default shall become an Event of Default. In the event that Borrower elects to add additional Borrowing Base Property and fails within the time provided herein, the cure period shall terminate and such Default immediately shall constitute an Event of Default. In the event that the Borrower shall elect under ss.12.2(a) to provide additional Borrowing Base Property consisting of Potential Borrowing Base Property, the Real Estate to be added to the Borrowing Base Property shall be Eligible Real Estate and on or prior to the expiration of the thirty (30) day period referred to above each of the Eligible Real Estate Qualification Documents shall have been completed at the Borrower's expense and provided to the Agent for the benefit of the Lenders and all other conditions to the acceptance of such Real Estate as a Borrowing Base Property shall have been satisfied.

          (b) In the event that there shall occur any Default that affects only certain Borrowing Base Property or the owner(s) thereof, or if any Default shall occur in any covenant contained in ss. 9.3 through ss. 9.11, then within five (5) Business Days after receipt of notice of such Default from the Agent or the Required Lenders, the Borrower may elect to cure such Default by electing to remove such Borrowing Base Property from the Borrowing Base and reduce the outstanding Loans or by substituting for such Borrowing Base Property additional Borrowing Base Property consisting of Potential Borrowing Base Property for the Borrowing Base Property to which such Default relates (provided that the value of such Borrowing Base Property Replacement is such that after acceptance thereof, the Borrower is in compliance with the Borrowing Base


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     requirements),  in which event such actions shall be completed  within five
     (5) Business Days following the expiration of the initial five (5) Business Day period (or within thirty (30) days following the expiration of the initial five (5) Business Day period in the event that the Borrower intends
     to  provide  additional  or  substitute   Borrowing  Base  Property).   The
     Borrower's notice of its election pursuant to the preceding sentence shall be delivered to the Agent within the period of five (5) Business Days provided above, and if not so delivered Borrower's cure period shall immediately terminate and such Default shall become an Event of Default. In the event that Borrower elects to add additional or substitute Borrowing Base Property and fails within the time provided herein, the cure period shall terminate and such Default immediately shall constitute an Event of Default. In the event that the Borrower shall elect to cure any Default in any covenant contained in ss.9.3 through ss.9.11, by providing additional Borrowing Base Property consisting of Potential Borrowing Base Property, the Real Estate to be added to the Borrowing Base Property shall be Eligible Real Estate and on or prior to the expiration of the thirty (30)
     day  period   referred  to  above,   each  of  the  Eligible   Real  Estate
     Qualification Documents shall have been completed at the Borrower's expense and provided to the Agent for the benefit of the Lenders and all other conditions in this Agreement to the acceptance of such Real Estate as a Borrowing Base Property shall have been satisfied.

     ss.12.3 Termination of Commitments. If any one or more Events of Default specified in ss.12.1(h), ss.12.1(i) or ss.12.1(j) shall occur, then immediately and without any action on the part of the Agent or any Lender any unused portion of the credit hereunder shall terminate and the Lenders shall be relieved of all obligations to make Loans or issue Letters of Credit to the Borrower. If any other Event of Default shall have occurred, the Agent, upon the election of the Required Lenders, shall by notice to the Borrower terminate the obligation to make Loans to the Borrower or issue any Letters of Credit. No termination under this ss.12.3 shall relieve the Borrower of its obligations to the Lenders arising under this Agreement or the other Loan Documents.

     ss.12.4 Remedies. In case any one or more Events of Default shall have occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Loans pursuant to ss.12.1, the Agent on behalf of the Lenders may, with the consent of the Required Lenders but not otherwise, proceed to protect and enforce their rights and remedies under this Agreement, the Notes and/or any of the other Loan Documents by suit in equity, action at law or other appropriate proceeding, including to the full extent permitted by applicable law the specific performance of any covenant or agreement contained in this Agreement and the other Loan Documents, the obtaining of the ex parte appointment of a receiver, and, if any amount shall have become due, by declaration or otherwise, the enforcement of the payment thereof. No remedy herein conferred upon the Agent or the holder of any Note is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law. If Borrower fails to perform any agreement or covenant contained in this Agreement or any of the other Loan Documents beyond any applicable period for notice and cure, the Agent may itself perform, or cause to be performed, any agreement or covenant of such Person contained in this Agreement or any of the other Loan Documents which such Person shall fail to perform, and the out-of-pocket costs of such performance, together with any reasonable expenses, including reasonable attorneys' fees actually incurred (including attorneys' fees incurred in any appeal) by the Agent in connection therewith, shall be payable by Borrower


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

upon demand and shall constitute a part of the Obligations and shall if not paid within five (5) days after demand bear interest at the rate for overdue amounts as set forth in this Agreement. In the event that all or any portion of the Obligations is collected by or through an attorney-at-law, the Borrower shall pay all costs of collection including, but not limited to, reasonable attorney's fees.

     ss.12.5 Distribution of Proceeds. In the event that, following the occurrence and during the continuance of any Event of Default, any monies are received in connection with the realization of any of the Borrowers' assets, , such monies shall be distributed for application as follows:

          (a) First, to the payment of, or (as the case may be) the reimbursement of the Agent for or in respect of, all reasonable costs, expenses, disbursements and losses which shall have been paid, incurred or sustained by the Agent in connection with the collection of such monies by the Agent, for the exercise, protection or enforcement by the Agent of all or any of the rights, remedies, powers and privileges of the Agent or the Lenders under this Agreement or any of the other Loan Documents or in support of any provision of adequate indemnity to the Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Agent or the Lenders to such monies;

          (b) Second, to all other Obligations (including any interest, expenses or other obligations incurred after the commencement of a bankruptcy) in such order or preference as the Required Lenders shall determine; provided, that (i) distributions in respect of such other Obligations shall include, on a pari passu basis, the Agent's fee payable pursuant to ss.4.3; (iii) in the event that any Lender shall have wrongfully failed or refused to make an advance under ss.2.5(d), ss.2.7 or ss.2.10(f) and such failure or refusal shall be continuing, advances made by other Lenders during the pendency of such failure or refusal shall be entitled to be repaid as to principal and accrued interest in priority to the other Obligations described in this subsection (b), and (iv) except as otherwise provided in clause (ii), Obligations owing to the Lenders with respect to each type of Obligation such as interest, principal, fees and expenses shall be made among the Lenders pro rata; and provided, further that the Required Lenders may in their discretion make proper allowance to take into account any Obligations not then due and payable; and

          (c) Third, to termination payments due with respect to any Hedge Obligations; and

          (d) Fourth, the excess, if any, shall be returned to the Borrower or to such other Persons as are entitled thereto.

     ss.13. SETOFF.

     ss.13.1 Set-Off. During the continuance of any uncured Event of Default, any deposits (general or specific, time or demand, provisional or final, regardless of currency, maturity, or the branch where such deposits are held) or other sums credited by or due from any Lender to the Borrower and any securities or other property of the Borrower in the possession of such Lender may be applied to or set off against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter


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

arising, of the Borrower to such Lender. Each of the Lenders agrees with each other Lender that if such Lender shall receive from the Borrower, whether by voluntary payment, exercise of the right of setoff, or otherwise, and shall retain and apply to the payment of the Note or Notes held by such Lender on a pro rata basis with all other Lenders consistent with the Commitment Percentage and such Lender shall make such disposition and arrangements with the other Lenders either by way of distribution, pro tanto assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Notes held by it its proportionate payment as contemplated by this Agreement. ANY AND ALL RIGHTS TO REQUIRE LENDER TO EXERCISE ITS RIGHTS AND REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES OR MAY SECURE THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

     ss.13.2 Additional Rights. The rights of Lenders and each affiliate of Lenders under this Article 13 are in addition to and not in limitation of, other rights and remedies, including other rights of set-off which Lenders may have upon an Event of Default.

     ss.14. THE AGENT.

     ss.14.1 Authorization. The Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Agent, together with such powers as are reasonably incident thereto, provided that no duties or responsibilities not expressly assumed herein or therein shall be implied to have been assumed by the Agent. The obligations of the Agent hereunder are primarily administrative in nature, and nothing contained in this Agreement or any of the other Loan Documents shall be construed to constitute the Agent as a trustee for any Lender or to create an agency or fiduciary relationship. The Borrower and any other Person shall be entitled to conclusively rely on a statement from the Agent that it has the authority to act for and bind the Lenders pursuant to this Agreement and the other Loan Documents.

     ss.14.2 Employees and Agents. The Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Agreement and the other Loan Documents. The Agent may utilize the services of such Persons as the Agent may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrower.

     ss.14.3 No Liability. Neither the Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent, or employee thereof, shall be liable to any of the Lenders for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Agent or such other Person, as the case may be, shall be liable for losses due to its willful misconduct or gross negligence.


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

     ss.14.4 No Representations. The Agent shall not be responsible for the execution or validity or enforceability of this Agreement, the Notes, any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any amounts owing with respect to the Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrower or any of its Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any of the other Loan Documents. The Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrower or any holder of any of the Notes shall have been duly authorized or is true, accurate and complete. The Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the creditworthiness or financial condition of the Borrower or any of its Subsidiaries, or the value of the Borrowing Base Property or any other assets of the Borrower. Each Lender acknowledges that it has, independently and without reliance upon the Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender, based upon such information and documents as it deems appropriate at the time, continue to make its own credit analysis and decisions in taking or not taking action under this Agreement and the other Loan Documents.

     ss.14.5 Payments.

          (a) A payment by the Borrower to the Agent hereunder or under any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender. The Agent agrees to distribute to each Lender not later than one Business Day after the Agent's receipt of good funds, determined in accordance with the Agent's customary practices, such Lender's pro rata share of payments received by the Agent for the account of the Lenders except as otherwise expressly provided herein or in any of the other Loan Documents. In the event that the Agent fails to distribute such amounts within one Business Day as provided above, the Agent shall pay interest on such amount at a rate per annum equal to the Federal Funds Effective Rate from time to time in effect.

          (b) If in the opinion of the Agent the distribution of any amount received by it in such capacity hereunder, under the Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court. In the event that the Agent shall refrain from making any distribution of any amount received by it as provided in this ss.14.5(b), the Agent shall endeavor to hold such amounts in an interest bearing account and at such time as such amounts may be distributed to the Lenders, the Agent shall distribute to each


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     Lender,  based on their  respective  Commitment  Percentages,  its pro rata share of the interest or other earnings from such deposited amount.

          (c) Notwithstanding anything to the contrary contained in this Agreement or any of the other Loan Documents, any Lender that fails (i) to make available to the Agent its pro rata share of any Loan or (ii) to comply with the provisions of ss.13 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its pro rata share of such payments due and payable to all of the Lenders, in each case as, when and to the full extent required by the provisions of this Agreement, shall be deemed delinquent (a "Delinquent Lender") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Loans, interest, fees or otherwise, to the remaining nondelinquent Lenders for application to, and reduction of, their respective pro rata shares of all outstanding Loans. The Delinquent Lender hereby authorizes the Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective pro rata shares of all outstanding Loans. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Loans of the nondelinquent Lenders or as a result of other payments by the Delinquent Lenders to the nondelinquent Lenders, the Lenders' respective pro rata shares of all outstanding Loans have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

     ss.14.6 Holders of Notes. Subject to the terms of ss.18, the Agent may deem and treat the payee of any Note as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

     ss.14.7 Indemnity. The Lenders ratably agree hereby to indemnify and hold harmless the Agent from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Agent has not been reimbursed by the Borrower as required by ss.15), and liabilities of every nature and character arising out of or related to this Agreement, the Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Agent's willful misconduct or gross negligence.

     ss.14.8 Agent as Lender. In its individual capacity, KeyBank shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Loans made by it, and as the holder of any of the Notes as it would have were it not also the Agent.

     ss.14.9 Resignation; Removal. The Agent may resign at any time by giving 60 days' prior written notice thereof to the Lenders and the Borrower. The Required Lenders may remove the Agent from its capacity as Agent for failure to perform its material obligations under this Agreement provided that the Required Lenders shall have given prior written notice to the Agent of its failure to perform any of its material obligations under this Agreement and such failure


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shall not have been cured  within  thirty (30)  calendar  days after  receipt of notice of such failure (or such failure cannot reasonably be cured within such thirty (30) day period, then within such longer period of time as may be necessary to complete such cure so long as Agent commences such cure within such
thirty  (30)  day  period  and  thereafter   diligently  pursues  such  cure  to
completion). Upon any such resignation or removal, the Required Lenders shall have the right to appoint as a successor Agent any Lender or any financial institution whose senior debt obligations are rated not less than "A2" or its equivalent by Moody's or not less than "A2" or its equivalent by S&P and which has a net worth of not less than $500,000,000. Unless a Default or Event of Default shall have occurred and be continuing, such successor Agent shall be reasonably acceptable to the Borrower. If no successor Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or its removal, then the retiring or removed Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be any Lender or any financial institution whose senior debt obligations are rated not less than "A2" or its equivalent by Moody's or not less than "A" or its equivalent by S&P and which has a net worth of not less than $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent, and the retiring or removed Agent shall be discharged from its duties and obligations hereunder as Agent thereafter arising. After any retiring or removed Agent's resignation or removal, the provisions of this Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent. Notwithstanding anything herein to the contrary, in the event that Agent shall at any time hold a Commitment less than $10,000,000.00, then such Agent shall promptly provide written notice thereof to the Lenders and the Required Lenders shall have the right, to be exercised within fifteen (15) days of delivery of such notice by such Agent, to elect to remove such Agent as Agent and replace such Agent as Agent under the Loan Documents, subject to the terms of this ss.14.9.

     ss.14.10 Duties in the Case of Enforcement. In case one or more Events of Default have occurred and shall be continuing, and whether or not acceleration of the Obligations shall have occurred, the Agent shall, if (a) so requested by the Required Lenders and (b) the Lenders have provided to the Agent such additional indemnities and assurances against expenses and liabilities as the Agent may reasonably request, proceed to enforce and exercise all or any such other legal and equitable and other rights or remedies as it may have in respect of the Borrowers' assets. The Required Lenders may direct, subject to the terms of any intercreditor agreement among the Agent and the Lenders, the Agent in writing as to the method and the extent of any such sale or other disposition of said assets, the Lenders hereby agreeing to indemnify and hold the Agent harmless from all liabilities incurred in respect of all actions taken or omitted in accordance with such directions, provided that the Agent need not comply with any such direction to the extent that the Agent reasonably believes that the Agent's compliance with such direction to be unlawful or commercially unreasonable in any applicable jurisdiction.

     ss.14.11 Request for Agent Action. Agent and the Lenders acknowledge that in the ordinary course of business of the Borrower, (a) a Borrowing Base Property may be subject to a Taking, (b) Borrower may desire to enter into easements or other agreements affecting the Borrowing Base Properties, or take other actions or enter into other agreements in the ordinary course of business which similarly require the consent, approval or agreement of the Agent. In


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connection with the foregoing,  the Lenders hereby expressly authorize the Agent to (x) execute releases of any liens in connection with any Taking, (y) execute any required consents or subordinations in form and substance satisfactory to Agent, consistent with the provisions of the applicable Leases in connection with any easements or agreements affecting the Borrowing Base Property, or (z) execute any other required consents, approvals, or other agreements in form and substance satisfactory to the Agent in connection with such other actions or agreements as may be necessary in the ordinary course of Borrower's business.

     ss.14.12 Intentionally Deleted..

     ss.14.13 Replacement of Holdout Lender. If any action to be taken by the Lenders hereunder requires the unanimous consent, authorization, or agreement, of all Lenders, and a Lender ("Holdout Lender") fails to give its consent, authorization or agreement, then Agent, upon at least 5 Business Days prior irrevocable notice to the Holdout Lender, may, or upon Borrower's request, and otherwise in compliance with the terms of this ss.14.13, permanently replace the Holdout Lender with one or more substitute lenders (each, a "Replacement Lender"), and the Holdout Lender shall have no right to refuse to be replaced hereunder. Any notice hereunder to replace the Holdout Lender shall specify an effective date for such replacement, which date shall not be later than 15 Business Days after the date such notice is given.

     Prior to the effective date of such replacement, the Holdout Lender and each Replacement Lender shall execute and deliver an Assignment and Acceptance Agreement, subject only to the Holdout Lender being repaid its share of the outstanding obligations (including an assumption of its pro rata share of the risk participation liability) without any premium or penalty of any kind whatsoever. If the Holdout Lender shall refuse or fail to execute and deliver any such Assignment and Acceptance Agreement prior to the effective date of such replacement, the Holdout Lender shall be deemed to have executed and delivered such Assignment and Acceptance Agreement. Until such time as the Replacement Lender(s) shall have acquired all of the Obligations, the Commitments, and the other rights and obligations of the Holdout Lender hereunder and under the other Loan Documents, the Holdout Lender shall remain obligated to make the Holdout Lender's Pro Rata Share of Advances.

     In the event that no new Lender is located to purchase the Holdout Lender's Commitment, then Borrower shall have the option after receipt of written notice from Agent to Borrower that no new Lender has been obtained, to terminate the Commitment of the Holdout Lender. Borrower agrees to pay all reasonably incurred costs or expenses incurred by any Lender in connection with this ss.14.13 including without limitation, all principal and accrued and unpaid interest or fees, including any accrued and unbilled LIBOR breakage fees.

     ss.15. EXPENSES.

     The Borrower agrees to pay (a) the reasonable costs of producing and reproducing this Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) any taxes (including any interest and penalties in respect thereto) payable by the Agent or any of the Lenders (other than taxes based upon the Agent's or any Lender's gross or net income in the ordinary course), (c) all title insurance premiums, engineer's fees, environmental reviews and the reasonable fees, expenses and disbursements of the counsel to the


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Agent and any  local  counsel  to the  Agent  incurred  in  connection  with the preparation, administration, syndication or interpretation of the Loan Documents and other instruments mentioned herein (excluding, however, the preparation of agreements evidencing participations granted under ss.18.4), and amendments, modifications, approvals, consents or waivers hereto or hereunder, (d) all other reasonable out of pocket fees, expenses and disbursements of the Agent actually incurred by the Agent in connection with the preparation or interpretation of the Loan Documents and other instruments mentioned herein, the addition or substitution of additional Borrowing Base Properties, the review of leases, the making of each advance hereunder, the syndication of the Commitments pursuant to ss.18 (without duplication of those items addressed in subparagraph (c), above),
(e) all reasonable out-of-pocket expenses (including reasonable attorneys' fees and costs, and the fees and costs of appraisers, engineers, investment bankers or other experts retained by any Lender or the Agent) actually incurred by any Lender or the Agent in connection with (i) the enforcement of or preservation of
rights   under  any  of  the  Loan   Documents   against  the  Borrower  or  the
administration thereof after the occurrence of a Default or Event of Default and
(ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to the Agent's or any of the Lenders' relationship with the Borrower , unless brought by Borrower (f) all reasonable fees, expenses and disbursements of the Agent incurred in connection with UCC searches, title
rundowns  or  title  searches  and  (g)  all  reasonable   fees,   expenses  and
disbursements (including reasonable attorneys' fees and costs) which may be incurred by KeyBank in connection with the execution and delivery of this Agreement and the other Loan Documents (without duplication of any of the items listed above). The covenants of this ss.15 shall survive the repayment of the Loans and the termination of the obligations of the Lenders hereunder.

     ss.16 INDEMNIFICATION.

     ss.16.1 Lender Indemnification. The Borrower agrees to indemnify and hold harmless the Agent and the Lenders and their respective directors, officers, employees, agents and each Person who controls the Agent or any Lender from and against any and all claims, actions and suits, whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of or relating to this Agreement or any of the other Loan Documents or the transactions contemplated hereby and thereby including, without limitation, (a) any and all claims for brokerage, leasing, finders or similar fees which may be made relating to the Borrowing Base Properties or the Loans, (b) any condition of the Borrowing Base Properties, (c) any actual or proposed use by the Borrower of the proceeds of any of the Loans
(d) any actual or alleged infringement of any patent, copyright, trademark, service mark or similar right of the Borrower, or any of its Subsidiaries comprised in the Borrowing Base Property, (e) the Borrower entering into or performing this Agreement or any of the other Loan Documents, (f) any actual or alleged violation of any law, ordinance, code, order, rule, regulation, approval, consent, permit or license relating to the Borrowing Base Property, or
(g) with respect to the Borrower and its Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the Release or threatened Release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury, nuisance or damage to property), in each case including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding; PROVIDED, HOWEVER, that the Borrower shall not be obligated under


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this ss.16 to indemnify  any Person for  liabilities  arising from such Person's own gross negligence or willful misconduct. In litigation, or the preparation therefor, the Lenders and the Agent shall be entitled to select a single law firm as their own counsel and, in addition to the foregoing indemnity, the Borrower agrees to pay promptly the reasonable fees and expenses of such counsel. If, and to the extent that the obligations of the Borrower under this ss.16 are unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The provisions of this ss.16 shall survive the repayment of the Loans and the termination of the obligations of the Lenders hereunder.

     ss.16.2 Borrower Must Notify. Agent and each Lender shall not be in default under this Agreement or under any other Loan Document, unless a written notice specifically setting forth the claim of Borrower shall have been given to Agent and each Lender within thirty (30) days after the Borrower first had actual knowledge or actual notice of the occurrence of the event which Borrower alleges gave rise to such claim and Agent and each Lender does not remedy or cure the default, if any there be, with reasonable promptness thereafter.

     ss.16.3 Remedies. If it is determined by the final order of a court of competent jurisdiction, which is not subject to further appeal, that Agent and/or Lender has breached any of its obligations under the Loan Documents and has not remedied or cured the same with reasonable promptness following notice thereof, Agent and/or Lender's responsibilities shall be limited to: (i) where the breach consists of the failure to grant consent or give approval in violation of the terms and requirements of a Loan Document, the obligation to grant such consent or give such approval and to pay Borrower's reasonable costs and expenses including, without limitation, reasonable attorneys fees and disbursements in connection with such court proceedings; and (ii) the case of any such failure to grant such consent or give such approval, or in the case of any other such default by Agent and/or Lender, where it is also so determined that Agent and/or Lender acted in bad faith, or that Agent and/or Lender's default constituted gross negligence or willful misconduct, the payment of any actual, direct, compensatory damages sustained by Borrower as a result thereof plus Borrower's reasonable costs and expenses, including without limitation, reasonable attorney's fees and disbursements in connection with such court proceedings.

     ss.16.4 Limitations. In no event, however, shall Agent and/or Lender be liable to Borrower or anyone else for other damages such as, but not limited to, indirect, speculative or punitive damages whatever nature of the breach by Agent and/or Lender of its obligations under this Agreement or under any of the other Loan Documents. In no event shall Lender be liable to Borrower or anyone else unless a written notice specifically setting forth the claim of Borrower shall have been given to lender within the time period specified above.

     ss.16.5 Obligations Absolute. Except to the extent prohibited by applicable law which cannot be waived, the obligations of Borrower under the Loan Documents shall be absolute, unconditional and irrevocable and shall be paid strictly in accordance with the terms of the Loan Documents under all circumstances whatsoever, including without limitation, the existence of any claim, set off, defense or other right which Borrower may have at any time against Agent and/or Lender whether in connection with the Facility or any unrelated transaction.


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     ss.17. SURVIVAL OF COVENANTS, ETC.

     All covenants, agreements, representations and warranties made herein, in the Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto or thereto shall be deemed to have been relied upon by the Lenders and the Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Loans, as herein contemplated, and shall continue in full force and effect so long as any amount due under this Agreement or the Notes or any of the other Loan Documents remains outstanding. The indemnification obligations of the Borrower provided herein and in the other Loan Documents shall survive the full repayment of amounts due and the termination of the obligations of the Lenders hereunder and thereunder to the extent provided herein and therein. All statements contained in any certificate delivered to any Lender or the Agent at any time by or on behalf of the Borrower or any of its Subsidiaries pursuant hereto or in connection with the transactions contemplated hereby shall constitute representations and warranties by such Person hereunder.

     ss.18. ASSIGNMENT AND PARTICIPATION.

     ss.18.1 Conditions to Assignment by Lenders. Except as provided herein, each Lender may assign to one or more banks or other entities all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Loans at the time owing to it and the Notes held by it); provided that: (a) the Agent and, so long as no Event of Default exists hereunder, the Borrower shall have each given its prior written consent to such assignment, which consent shall not be unreasonably withheld or delayed (provided that (i) such consent shall not be required for any assignment to another Lender who was not admitted pursuant to a waiver of clause (e) below, to a lender which is and remains under common control with the assigning Lender or to a wholly-owned Subsidiary of such Lender, provided that such assignee shall remain a wholly-owned Subsidiary of such Lender, and (ii) the consent of Agent shall not be required if an Event of Default exists and is continuing so long as the assignee is an institutional lender), (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Agreement, (c) the parties to such assignment shall execute and deliver to the Agent, for recording in the Register (as hereinafter defined) an Assignment and Acceptance Agreement in the form of Exhibit L annexed hereto, together with any Notes subject to such assignment, (d) in no event shall any voting, consent or approval rights of a Lender be assigned to any Person controlling, controlled by or under common control with, or which is not otherwise free from influence or control by, the Borrower which rights shall instead be allocated pro rata among the other remaining Lenders, (e) if such assignee is to become a Lender, such assignee shall have a net worth as of the date of such assignment of not less than $200,000,000, unless waived by the Agent and the Borrower, (f) such assignee shall acquire an interest in the Loans of not less than $3,000,000 (or if less, the remaining Loans of the assignor), unless waived by the Agent, and so long as no Event of Default exists hereunder, the Borrower, and (g) such assignee shall be subject to the terms of any intercreditor agreement among the Lenders and the Agent. Any assignee satisfying the terms and conditions of this ss. 18.1 shall be referred to as an "Eligible Assignee" Upon execution, delivery, acceptance and recording of such Assignment and Acceptance Agreement, (i) the assignee thereunder shall be a party hereto and all other Loan


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Documents  executed  by the  Lenders  and have the rights and  obligations  of a
Lender hereunder, (ii) the assigning Lender shall, upon payment to the Agent of the registration fee referred to in ss.18.2, be released from its obligations under this Agreement arising after the effective date of such assignment with respect to the assigned portion of its interests, rights and obligations under this Agreement, and (iii) the Agent may unilaterally amend Schedule 1 to reflect such assignment. In connection with each assignment, the assignee shall represent and warrant to the Agent, the assignor and each other Lender as to whether such assignee is controlling, controlled by, under common control with or is not otherwise free from influence or control by, the Borrower or any of its Subsidiaries.

     ss.18.2 Register. The Agent shall maintain on behalf of the Borrower a copy of each assignment delivered to it and a register or similar list (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment Percentages of and principal amount of the Loans owing to the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Lender agrees to pay to the Agent a registration fee in the sum of $3,500 (provided that with respect to any assignment by a Lender to a Subsidiary as provided herein, the assigning Lender shall pay to Agent its reasonable expenses incurred in connection with such assignment in lieu of such registration fee).

     ss.18.3 New Notes. Upon its receipt of an Assignment and Acceptance Agreement executed by the parties to such assignment, together with each Note subject to such assignment, the Agent shall record the information contained therein in the Register. Within five (5) Business Days after receipt of notice of such assignment from Agent, the Borrower, at Agent's expense, shall execute and deliver to the Agent, in exchange for each surrendered Note, a new Note to the order of such assignee in an amount equal to the amount assigned to such assignee pursuant to such Assignment and Acceptance Agreement and, if the assigning Lender has retained some portion of its obligations hereunder, a new Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Notes shall provide that they are replacements for the surrendered Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Notes, shall be dated the effective date of such Assignment and Acceptance Agreement and shall otherwise be in substantially the form of the assigned Notes. The surrendered Notes shall be canceled and returned to the Borrower.

     ss.18.4 Participations. Each Lender may sell participations to one or more Lenders or other entities in all or a portion of such Lender's rights and obligations under this Agreement and the other Loan Documents; provided that (a) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder, (b) such participation shall not entitle such participant to any rights or privileges under this Agreement or any Loan Documents, including without limitation, rights granted to the Lenders under ss.4.8, ss.4.9 and ss.4.10, (c) such participation shall not entitle the participant to the right to approve waivers, amendments or modifications, (d) such participant shall have no direct rights against the Borrower, (e) such sale is effected in accordance with all applicable laws, and (f) such participant shall not be a Person controlling, controlled by or under common control with, or which is not otherwise free from influence or control by any of the Borrower. Any Lender which sells a participation shall promptly notify the Agent of such sale and the identity of the purchaser of such interest.

     ss.18.5 Pledge by Lender. Any Lender may at any time pledge all or any portion of its interest and rights under this Agreement (including all or any portion of its Note) to any of the twelve Federal Reserve Banks organized under ss.4 of the Federal Reserve Act, 12 U.S.C. ss.341 or to such other Person as the Agent may approve to secure obligations of such lenders. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents.

     ss.18.6 No Assignment by Borrower. No Borrower shall assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each of the Lenders and any purported assignment without such consent shall be null and void.

     ss.18.7 Disclosure. Borrower agrees to promptly cooperate with any Lender in connection with any proposed assignment or participation of all or any portion of its Commitment. Each of the Lenders and the Agent acknowledges and agrees for itself that certain information provided and to be provided by the Borrower contains confidential non-public information related to Borrower and agrees to keep any information delivered or made available by the Borrower to it confidential from anyone other than its employees, officers, attorneys and other advisors who are or are expected to become engaged in evaluating, administering or syndicating the Loan or rendering advice in connection therewith, and each of Agent and the Lenders agrees not to trade in EPR's securities (all of whom shall be bound by this ss.18.7) in violation of Section 10(b) of the Securities Exchange Act of 1934, as amended, or Rule 10b-5 or any other federal securities laws or regulations thereunder, provided that nothing herein shall prevent any of the foregoing Persons from disclosing such information (a) to any potential assignees or participants who have agreed to maintain the confidentiality of such information in the manner and to the extent provided in this ss.18.7, (b) upon the order of any court or administrative agency or upon the request of any administrative agency or authority having jurisdiction over any of the foregoing Persons or such potential assignees or participants, (c) upon the request or demand of any regulatory agency or authority, (d) to the extent that such information has been publicly disclosed other than as a result of a disclosure by the foregoing Persons, (e) otherwise as required by law or (f) to the extent necessary to enforce the Loan Documents. In addition, the Lenders may make disclosure of such information to any contractual counterparty in swap agreements or such contractual counterparty's professional advisors (so long as such contractual counterparty or professional advisors to such contractual counterparty agree to be bound by the provisions of this ss.18.7).

     ss.18.8 Amendments to Loan Documents. Upon any such assignment or participation, the Borrower shall, upon the request of the Agent, enter into such documents as may be reasonably required by the Agent to modify the Loan Documents to reflect such assignment or participation.

     ss.19. NOTICES.

     Each notice, demand, election or request provided for or permitted to be given pursuant to this Agreement (hereinafter in this ss.19 referred to as "Notice"), but specifically excluding to the maximum extent permitted by law any notices of the institution or commencement of foreclosure proceedings, must be in writing and shall be deemed to have been properly given or served by personal delivery or by sending same by overnight courier or by depositing same in the United States Mail, postpaid and registered or certified, return receipt requested, or as expressly permitted herein, by telegraph, telecopy, telefax or telex, and addressed as follows:

         If to the Agent or KeyBank:

                  KeyBank National Association
                  224 Franklin Street, 18th Floor
                  Boston, Massachusetts  02110
                  Attn:    KeyBank Institutional Real Estate
                  Telecopy No.:  (617) 385-6292

         With a copy to:

                  Burns & Levinson LLP
                  125 Summer Street
                  Boston, MA  02110
                  Attn:    Frank A. Segall, Esq.
                  Telecopy No. (617) 345-3299

         If to the Borrower:

                  30 West Pershing, LLC;
                  Entertainment Properties Trust
                  EPR Hialeah, Inc.
                  Westcol Center, LLC
                  EPT Melbourne, Inc.
                  c/o Entertainment Properties Trust
                  30 Pershing Road, Suite 201
                  Kansas City, MO 64108
                  Attn:  Gregory K. Silvers, Esq.
                         Vice President and General Counsel
                  Telecopy No.:  (816) 472-5794

                  30 West Pershing, LLC
                  Entertainment Properties Trust
                  EPR Hialeah, Inc.
                  Westcol Center, LLC
                  EPT Melbourne, Inc.
                  c/o Entertainment Properties Trust
                  30 Pershing Road, Suite 201
                  Kansas City, MO 64108
                  Attn:  Fred Kennon, CFO
                  Telecopy No.:  (816) 472-5794



to any other Lender which is a party hereto, at the address for such Lender set forth on its signature page hereto, and to any Lender which may hereafter become a party to this Agreement, at such address as may be designated by such Lender. Each Notice shall be effective upon being personally delivered or upon being sent by overnight courier or upon being deposited in the United States Mail as aforesaid, or if transmitted by telegraph, telecopy, telefax or telex is permitted, upon being sent and confirmation of receipt. The time period in which a response to such Notice must be given or any action taken with respect thereto (if any), however, shall commence to run from the date of receipt if personally delivered or sent by overnight courier, or if so deposited in the United States Mail, the earlier of three (3) Business Days following such deposit or the date of receipt as disclosed on the return receipt. Rejection or other refusal to accept or the inability to deliver because of changed address for which no notice was given shall be deemed to be receipt of the Notice sent. By giving at least fifteen (15) days prior Notice thereof, the Borrower, a Lender or Agent shall have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America.

     ss.20. RELATIONSHIP.

     Neither the Agent nor any Lender has any fiduciary relationship with or fiduciary duty to the Borrower or its Subsidiaries arising out of or in connection with this Agreement or the other Loan Documents or the transactions contemplated hereunder and thereunder, and the relationship between each Lender and Agent, and the Borrower is solely that of a lender and borrower, and nothing contained herein or in any of the other Loan Documents shall in any manner be construed as making the parties hereto partners, joint venturers or any other relationship other than lender and borrower.

     ss.21. USURY.

     Notwithstanding anything to the contrary contained herein, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively, the "Charges"), shall exceed the maximum lawful rate (the "Maximum Rate") which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section 21, shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not able the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender.

     ss.22. GOVERNING LAW; CONSENT TO JURISDICTION AND SERVICE.

     THIS AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED HEREIN OR THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWER BY MAIL AT THE ADDRESS SPECIFIED IN ss.19. THE BORROWER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     ss.23. POWER OF ATTORNEY. For purposes of exercising the rights and remedies granted to Agent and the Lenders under this Agreement, Borrower hereby irrevocably constitutes and appoints Agent its true and lawful attorney-in-fact, upon and following any Event of Default, to execute, acknowledge and deliver any instruments and to do and perform any acts permitted hereunder or by law in the name and on behalf of the Borrower.

     ss.24. HEADINGS.

     The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

     ss.25. COUNTERPARTS.

     This Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

     ss.26. ENTIRE AGREEMENT, ETC.

     The Loan Documents express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in ss.27 and ss.29.

     ss.27. WAIVER OF JURY TRIAL AND CERTAIN DAMAGE CLAIMS.

     EACH OF THE BORROWER, THE AGENT AND THE LENDERS HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY NOTE OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT TO THE EXTENT EXPRESSLY PROHIBITED BY LAW, THE BORROWER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY SUCH LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY LENDER OR THE AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH LENDER OR THE AGENT WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGE THAT THE AGENT AND THE LENDERS HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH THEY ARE PARTIES BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED IN THIS ss.27. THE BORROWER ACKNOWLEDGES THAT IT HAS HAD AN OPPORTUNITY TO REVIEW THIS ss.27 WITH LEGAL COUNSEL AND THAT THE BORROWER AGREES TO THE FOREGOING AS ITS FREE, KNOWING AND VOLUNTARY ACT.

     ss.28. DEALINGS WITH THE BORROWER.

     The Lenders and their Affiliates may accept deposits from, extend credit to and generally engage in any kind of banking, trust or other business with the Borrower and its Subsidiaries or any of their Affiliates regardless of the capacity of the Lender hereunder.

     ss.29. CONSENTS, AMENDMENTS, WAIVERS, ETC.

     Except as otherwise expressly provided in this Agreement, any consent or approval required or permitted by this Agreement may be given, and any term of this Agreement or of any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrower of any terms of this Agreement or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Agent and the Required Lenders. Notwithstanding the foregoing, none of the following may occur without the written consent of each Lender directly affected by any of the following: a reduction in the rate of interest on the Notes; an increase in the amount of the Commitments of the Lenders (except as provided in ss.18.1 and ss.2.2); a forgiveness, reduction or waiver of the principal of any unpaid Loan or any interest thereon or fee payable under the Loan Documents; a change in the amount of any fee payable to a Lender hereunder; the postponement of any date fixed for any payment of and fees or any principal of or interest on any Loan; an extension of the Maturity Date; a change in the manner of distribution of any payments to the Lenders or the Agent; any modification to require a Lender to fund a pro rata share of a request for an advance of the Loan made by the Borrower other than based on its Commitment Percentage; a waiver of any indemnity of a Lender;. The provisions of ss.2.10 and ss.14 may not be amended without the written consent of the Issuing Lender or the Agent, respectively. Further notwithstanding the foregoing, none of the following may occur without the written consent of 100% of the Lenders: the release of the Borrower; an amendment of the definition of Required Lenders or of any requirement for consent by all of the Lenders; an amendment to this ss.29; or an amendment of any provision of this Agreement or the Loan Documents which requires the approval of all of the Lenders or the Required Lenders to require a lesser number of Lenders to approve such action

     No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon any of the Borrower shall entitle the Borrower to other or further notice or demand in similar or other circumstances.

     ss.30. SEVERABILITY.

     The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

     ss.31. TIME OF THE ESSENCE.

     Time is of the essence with respect to each and every covenant, agreement and obligation of the Borrower under this Agreement and the other Loan Documents.

     ss.32. NO UNWRITTEN AGREEMENTS.

     THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. ANY ADDITIONAL TERMS OF THE AGREEMENT BETWEEN THE PARTIES ARE SET FORTH BELOW.

     ss.33. REPLACEMENT NOTES.

     Upon receipt of evidence reasonably satisfactory to Borrower of the loss, theft, destruction or mutilation of any Note, and in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory to Borrower or, in the case of any such mutilation, upon surrender and cancellation of the applicable Note, Borrower will execute and deliver, in lieu thereof, a replacement Note, identical in form and substance to the applicable Note and dated as of the date of the applicable Note and upon such execution and delivery all references in the Loan Documents to such Note shall be deemed to refer to such replacement Note.

     ss.34. NO THIRD PARTIES BENEFITTED.

     This Agreement and the other Loan Documents are made and entered into for the sole protection and legal benefit of the Borrower, the Lenders, the Agent and their permitted successors and assigns, and no other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents.

     ss.35. HONARARY TITLES.

     Royal Bank of Canada and JPMorgan Chase Bank, N.A. are appointed, respectively, as Syndication Agent and Documentation Agent, and each in such respective capacity, assumes no responsibility or obligation hereunder, including, without limitation, for servicing, enforcement or collection of any of the Loans, nor any duties as an agent hereunder for the Lenders. The titles of "Syndication Agent" and "Documentation Agent" are solely honorific and imply no fiduciary responsibility to the Agent, the Borrower or any Lender and the use of such titles does not impose on the Syndication Agent and the Documentation Agent any duties or obligations greater than those of any other Lender or entitle the Syndication Agent and the Documentation Agent to any rights other than those to which any other Lender is entitled.

     ss.36. USA PATRIOT ACT NOTICE. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26,
2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Agent, as applicable, to identify the Borrower in accordance with the Act.



                      [SIGNATURES BEGIN ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, each of the undersigned have caused this Agreement to be executed by its duly authorized representatives as of the date first set forth above.

                                     BORROWER:

                                     30 WEST PERSHING, LLC, a Missouri limited liability company


                                            By:
                                               ---------------------------------
                                            Name:  Fred L. Kennon
                                            Title: Vice President

                                     EPR HIALEAH, INC., a Missouri corporation


                                            By:
                                               ---------------------------------
                                            Name: Fred L. Kennon
                                            Title:Vice President

                                     WESTCOL CENTER, LLC, a Delaware limited
                                     liability company


                                            By:
                                               ---------------------------------
                                            Name: Fred L. Kennon
                                            Title: Vice President

                                     EPT MELBOURNE, INC., a Missouri corporation


                                            By:
                                               ---------------------------------
                                            Name: Fred L. Kennon
                                            Title: Vice President

                                     ENTERTAINMENT PROPERTIES
                                     TRUST, a Maryland real estate
                                     investment trust


                                            By:
                                               ---------------------------------
                                            Name: Fred L. Kennon
                                            Title: Vice President

LENDERS:

KEYBANK NATIONAL ASSOCIATION, individually                Loan Amount:
as a Lender and as Agent                                  $45,000,000.00
                                                          Percentage: 22.5%


By:
   --------------------------------------------------
Name:
Title:

Royal Bank of Canada,                                     Loan Amount:
as a Lender                                               $35,000,000.00
                                                          Percentage: 17.5%


By:
   --------------------------------------------------
Name: Gordon C. MacArthur
Title: Authorized Signatory

JPMorgan Chase Bank, N.A.,                                Loan Amount:
as a Lender                                               $35,000,000.00
                                                          Percentage: 17.5%


By:
   --------------------------------------------------
Name:
Title:

Emigrant Bank,                                            Loan Amount:
as a Lender                                               $20,000,000.00
                                                          Percentage: 10%


By:
   --------------------------------------------------
Name: Patricia Goldstein
Title: Senior EVP

MidFirst Bank, A Federally Chartered Savings Association,
as a Lender                                               Loan Amount:
                                                          $15,000,000.00
                                                          Percentage: 7.5%
By:
   --------------------------------------------------
Name: Todd G. Wright
Title: Vice President

UMB Bank, n.a.,                                           Loan Amount:
as a Lender                                               $15,000,000.00
                                                          Percentage: 7.5%

By:
   --------------------------------------------------
Name: Robert P. Elbert
Title: Senior Vice President


Sovereign Bank,                                           Loan Amount:
as a Lender                                               $15,000,000.00
                                                          Percentage:  7.5%

By:
   --------------------------------------------------
Name:  T. Gregory Donohue
Title:  Sr. Vice President


Bear Stearns Corporate Lending Inc.                       Loan Amount:
as a Lender                                               $10,000,000.00
                                                          Percentage:  5.0%


By:
   --------------------------------------------------
Name:
Title:


Bank Midwest N.A.,                                        Loan Amount
as a Lender                                               $10,000,000.00
                                                          Percentage: 5.0%

By:
   --------------------------------------------------
Name:  David L. Rambo
Title: Sr. VP Commercial Lending

                                    EXHIBIT B

                              REVOLVING CREDIT NOTE


$             .00                                               January   , 2006
 -------------                                                          --

     FOR VALUE RECEIVED, the undersigned, 30 WEST PERSHING, LLC, a Missouri limited liability company, ENTERTAINMENT PROPERTIES TRUST, a real estate investment trust, duly organized under the laws of the state of Maryland, EPR HIALEAH, INC., a Missouri corporation, WESTCOL CENTER, LLC, a Delaware limited liability company, and EPT MELBOURNE, INC., a Missouri corporation (severally, a "Borrower" and collectively, the "Borrowers"), each with an address at c/o Entertainment Properties Trust, 30 Pershing Road, Suite 201, Kansas City, MO 64108, jointly and severally hereby promises to pay to the order of
                        ("Payee") at the office of KEYBANK NATIONAL ASSOCIATION,
-----------------------
a national banking association, as Agent for the Lenders ("Agent"), in accordance with the terms of that certain Second Amended and Restated Master Credit Agreement, dated as of January , 2006, as from time to time in effect,
                                       --
among Borrowers, KeyBank National Association, for itself and as Agent, and such other Lenders as may be from time to time named therein, (the "Credit Agreement"), to the extent not sooner paid, on or before the Maturity Date, the
principal  sum of                and 00/100  Dollars  ($          .00),  or such
                   ------------                         ----------
amount as may be advanced by the Payee under the Credit Agreement as a Revolving Credit Loan with daily interest from the date thereof, computed as provided in the Credit Agreement, on the principal amount hereof from time to time unpaid, at a rate per annum on each portion of the principal amount which shall at all times be equal to the rate of interest applicable to such portion in accordance with the Credit Agreement, and with interest on overdue principal and, to the extent permitted by applicable law, on overdue installments of interest and late charges at the rates provided in the Credit Agreement. Interest shall be payable on the dates specified in the Credit Agreement, except that all accrued interest shall be paid at the stated or accelerated maturity hereof or upon the prepayment in full hereof. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Credit Agreement.

     Payments hereunder shall be made to the Agent for the Payee at 225 Franklin Street, 18th Floor, Boston, Massachusetts 02110.

     This Note is one of one or more Revolving Credit Notes evidencing borrowings under and is entitled to the benefits and subject to the provisions of the Credit Agreement. The principal of this Note may be due and payable in whole or in part prior to the Maturity Date and is subject to mandatory prepayment in the amounts and under the circumstances set forth in the Credit Agreement, and may be prepaid in whole or from time to time in part, all as set forth in the Credit Agreement.

     Notwithstanding anything in this Note to the contrary, all agreements between the undersigned Borrowers and the Lenders and the Agent, whether now existing or hereafter arising and whether written or oral, are hereby limited so that in no contingency, whether by reason of acceleration of the maturity of any of the Obligations or otherwise, shall the interest contracted for, charged or received by the Lenders exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to the Lenders in excess of the maximum lawful amount, the interest payable to the Lenders shall be reduced to the maximum amount permitted under applicable law; and if from any circumstance the Lenders shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal balance of the Obligations of the undersigned Borrowers or, if such excessive interest exceeds the unpaid balance of principal of the Obligations of the undersigned Borrowers, such excess shall be refunded to the undersigned Borrowers. All interest paid or agreed to be paid to the Lenders shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full period until payment in full of the principal of the Obligations of the undersigned Borrowers (including the period of any renewal or extension thereof) so that the interest thereon for such full period shall not exceed the maximum amount permitted by applicable law. This paragraph shall control all agreements between the undersigned Borrowers and the Lenders and the Agent.

     In case an Event of Default shall occur, the entire principal amount of this Note may become or be declared due and payable in the manner and with the effect provided in said Credit Agreement.

     This Note shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws rules of any jurisdiction).

     The undersigned Borrowers and all guarantors and endorsers hereby waive presentment, demand, notice, protest, notice of intention to accelerate the indebtedness  evidenced  hereby,  notice  of  acceleration  of the  indebtedness evidenced hereby and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note, except as specifically otherwise provided in the Credit Agreement, and assent to extensions of time of payment or forbearance or other indulgence without notice.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the undersigned has duly executed this Note on the day and year first above written.

                                    30 WEST PERSHING, LLC
                                    a Missouri limited liability company

--------------------------
Witness:                            By:
                                       --------------------------------------
                                    Name: Fred L. Kennon
                                    Title: Vice President

                                    EPR HIALEAH, INC., a Missouri corporation


---------------------------         By:
Witness:                               --------------------------------------
                                    Name: Fred L. Kennon
                                    Title: Vice President

                                    WESTCOL CENTER, LLC, a Delaware limited
                                    liability company


---------------------------         By:
Witness:                               --------------------------------------
                                    Name:  Fred L. Kennon
                                    Title: Vice President

                                    EPT MELBOURNE, INC., a Missouri corporation


---------------------------         By:
Witness:                               --------------------------------------
                                    Name: Fred L. Kennon
                                    Title: Vice President

                                    ENTERTAINMENT PROPERTIES TRUST
                                    a Maryland real estate investment trust


---------------------------         By:
Witness:                               --------------------------------------
                                    Name: Fred L. Kennon
                                    Title: Vice President

                                    EXHIBIT H

                    FORM OF REQUEST FOR REVOLVING CREDIT LOAN


KeyBank National Association
225 Franklin Street, 18th Floor
Boston, Massachusetts 02110
Attn:
       -----------------

Ladies and Gentlemen:

     Pursuant to the provisions of ss.2.7 of the Amended and Restated Master Revolving Credit Agreement dated as of January 31, 2006 (as the same may hereafter be amended, the "Credit Agreement"), among 30 WEST PERSHING, LLC, EPR HIALEAH, INC., WESTCOL CENTER, LLC, EPT MELBOURNE, INC. AND ENTERTAINMENT PROPERTIES TRUST (collectively, the "Borrower"), KeyBank National Association for itself and as Agent, and the other Lenders from time to time party thereto, the undersigned Borrower hereby requests and certifies as follows:

     1. Revolving Credit Loan. The undersigned Borrower hereby requests a [Revolving Credit Loan under ss.2.1] of the Credit Agreement:

                  Principal Amount:  $
                  Type (LIBOR Rate, Base Rate):
                  Drawdown Date:
                  Interest Period for LIBOR Rate Loans:

by credit to the general account of the Borrower with the Agent at the Agent's Head Office.

     2. Use of Proceeds. Such Loan shall be used for the following purposes permitted by ss.2.9 of the Credit Agreement:

                                   [Describe]

     3. No Default. The undersigned chief financial officer or chief accounting officer of Borrower certifies that the Borrower are and will be in compliance with all covenants under the Loan Documents after giving effect to the making of the Loan requested hereby. No condemnation proceedings are pending or, to the undersigned knowledge, threatened against any Borrowing Base Property.

     4. Representations True. Each of the representations and warranties made by or on behalf of the Borrower-SPE, EPR or its Subsidiaries, contained in the Credit Agreement, in the other Loan Documents or in any document or instrument delivered pursuant to or in connection with the Credit Agreement was true in all material respects as of the date on which it was made and at and as of the Drawdown Date for the Loan requested hereby, with the same effect as if made at and as of such Drawdown Date, except to the extent of changes resulting from transactions permitted by the Loan Documents (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct only as of such specified date), and no Default or Event of Default has occurred and is continuing.

     5. Borrowing Base. Attached hereto is an updated Borrowing Base Certificate in the form provided for under the Credit Agreement.

     6. Other Conditions. All other conditions to the making of the Loan requested hereby set forth in the Credit Agreement have been satisfied.

     7. Definitions. Terms defined in the Credit Agreement are used herein with the meanings so defined.

     IN WITNESS  WHEREOF,  the  undersigned  has duly executed this request this
      day of                , 200_.
-----        ---------------

                                     30 WEST PERSHING, LLC,
                                     a Missouri limited liability company


                                     By:
                                        --------------------------------------
                                           Name:  Fred L. Kennon
                                           Title:  Vice President

                                     EPR HIALEAH, INC., a Missouri corporation


                                     By:
                                        --------------------------------------
                                           Name: Fred L. Kennon
                                           Title: Vice President

                                     WESTCOL CENTER, LLC, a Delaware limited
                                     liability company


                                     By:
                                        --------------------------------------
                                           Name: Fred L. Kennon
                                           Title: Vice President


                                     EPT MELBOURNE, INC., a Missouri corporation


                                     By:
                                        --------------------------------------
                                           Name: Fred L. Kennon
                                           Title: Vice President

                                     ENTERTAINMENT PROPERTIES TRUST, a
                                     Maryland real estate investment trust


                                     By:
                                        --------------------------------------
                                           Name: Fred L. Kennon
                                           Title: Vice President

                                    EXHIBIT I


                            LETTER OF CREDIT REQUEST

                                    EXHIBIT J


                       FORM OF BORROWING BASE CERTIFICATE

Date:           , 20
      ----------    --

KeyBank National Association
225 Franklin Street, 18th Floor
Boston, Massachusetts 02110Attn:
                                  -----------------

Ladies and Gentlemen:


     This Certificate is furnished pursuant to Section 7.4(c) of the Amended and Restated Master Credit Agreement dated as of January 31, 2006, as it may be amended from time to time (the "Credit Agreement") by and among 30 WEST PERSHING, LLC, a limited liability company duly organized and validly existing under the laws of the State of Missouri ("Pershing"), EPR HIALEAH, INC., a Missouri corporation ("Hialeah"), WESTCOL CENTER, LLC, a Delaware limited liability company ("Westcol") and EPT MELBOURNE, INC., a Missouri corporation ("Melbourne") (collectively, jointly and severally, Pershing, Hialeah, Westcol and Melbourne are the "Borrower-SPE"), and ENTERTAINMENT PROPERTIES TRUST, a real estate investment trust duly organized and validly existing under the laws of the State of Maryland ("EPR") (individually and collectively, jointly and severally, Borrower-SPE, and EPR are referred to as the "Borrower"), having its principal place of business at c/o Entertainment Properties Trust, 30 Pershing Road, Suite 201, Kansas City, MO 64108, KEYBANK NATIONAL ASSOCIATION ("KeyBank") the other lending institutions which are or may become parties to this Agreement as "Lenders" (each, individually, a "Lender"), pursuant to ss.18 (together with KeyBank, the "Lenders"), and KEYBANK NATIONAL ASSOCIATION, as Agent for the Lenders (the "Agent").

Unless otherwise defined herein, the terms used in this Certificate have the meanings given to them in the Credit Agreement. I am duly authorized to deliver this Certificate and the attached Schedule on behalf of the Borrower and hereby certify that the calculations made on said Schedule are correct and accurate as
of                20  , and that as of the date hereof,  and after giving effect
   -------------    --
to the pending Loan or the issuance of any pending Letter of Credit, there exists and shall not exist any violation of the Borrowing Base covenants as set forth in the Credit Agreement and that Borrower is in compliance therewith.

     Borrower is providing the attached information to demonstrate compliance as of the date hereof with the covenants described in the attachment hereto.

     IN WITNESS WHEREOF,  the undersigned have duly executed this Borrowing Base
Certificate this       day of               , 200  .
                 -----        --------------     --


                                   30 WEST PERSHING, LLC,
                                   a Missouri limited liability company


                                   By:
                                      --------------------------------------
                                         Name: Fred L. Kennon
                                         Title: Vice President

                                   EPR HIALEAH, INC., a Missouri corporation


                                   By:
                                      --------------------------------------
                                         Name: Fred L. Kennon
                                         Title: Vice President

                                   WESTCOL CENTER, LLC, a Delaware limited
                                   liability company


                                   By:
                                      --------------------------------------
                                         Name: Fred L. Kennon
                                         Title: Vice President

                                    EPT MELBOURNE, INC., a Missouri corporation


                                   By:
                                      --------------------------------------
                                         Name: Fred L. Kennon
                                         Title: Vice President

                                   ENTERTAINMENT PROPERTIES TRUST, a Maryland real estate investment trust


                                   By:
                                      --------------------------------------
                                         Name:  Fred L. Kennon
                                         Title: Vice President

                                    EXHIBIT K

                         FORM OF COMPLIANCE CERTIFICATE


KeyBank National Association
225 Franklin Street, 18th Floor
Boston, Massachusetts 02110

Attn:
       -----------------

Ladies and Gentlemen:

     Reference is made to the Amended and Restated Master Revolving Credit Agreement dated as of January 31, 2006 (as the same may hereafter be amended, the "Credit Agreement") by and among 30 WEST PERSHING, LLC, EPR HIALEAH, INC., WESTCOL CENTER, LLC, EPT MELBOURNE, INC. and ENTERTAINMENT PROPERTIES TRUST (collectively, the "Borrower"), KeyBank National Association for itself and as Agent, and the other Lenders from time to time party thereto. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as defined in the Credit Agreement.

     Pursuant to the Credit Agreement, Borrower is furnishing to you herewith (or have most recently furnished to you) the consolidated financial statement of Borrower and its Consolidated Subsidiaries for the fiscal period ended
                 (the "Balance Sheet Date").  Such financial  statement has been
---------------
prepared in accordance with GAAP and presents fairly the consolidated financial position of Borrower and its Consolidated Subsidiaries covered thereby at the date thereof and the results of its operations for the periods covered thereby, subject in the case of interim statements only to normal year-end audit adjustments.

     This certificate (including the attached schedule) is submitted in compliance with requirements of ss.5.4(b), ss.7. 4(c), ss.7. 5(e), Article 9 or ss.10.12 of the Credit Agreement. If this certificate is provided under a provision other than ss.7.4(c), the calculations provided below are made using the consolidated financial statement of Borrower as of the Balance Sheet Date adjusted in the best good faith estimate of Borrower to give effect to the making of a Loan, acquisition or disposition of property or other event that occasions the preparation of this certificate; and the nature of such event and the estimate of Borrower of its effects are set forth in reasonable detail in an attachment hereto. The undersigned officer is the chief financial officer or chief accounting officer of Borrower.

     The undersigned representatives have caused the provisions of the Loan Documents to be reviewed and have no knowledge of any Default or Event of Default. (Note: If the signer does have knowledge of any Default or Event of Default, the form of certificate should be revised to specify the Default or Event of Default, the nature thereof and the actions taken, being taken or proposed to be taken by the Borrower with respect thereto.)

     Borrower is providing the attached information to demonstrate compliance as of the date hereof with the covenants described in the attachment hereto.

     IN WITNESS  WHEREOF,  the  undersigned  have duly executed this  Compliance
Certificate this       day of               , 200  .
                 -----        --------------     --


                                    30 WEST PERSHING, LLC,
                                    a Missouri limited liability company


                                    By:
                                       --------------------------------------
                                          Name: Fred L. Kennon
                                          Title: Vice President

                                    EPR HIALEAH, INC., a Missouri corporation


                                    By:
                                       --------------------------------------
                                         Name: Fred L. Kennon
                                         Title:  Vice President

                                    WESTCOL CENTER, LLC, a Delaware limited
                                    liability company


                                    By:
                                       --------------------------------------
                                         Name: Fred L. Kennon
                                         Title:  Vice Presidnet

                                    EPT MELBOURNE, INC., a Missouri corporation


                                    By:
                                       --------------------------------------
                                         Name: Fred L. Kennon
                                         Title: Vice President

                                    ENTERTAINMENT PROPERTIES TRUST
                                    a Maryland real estate investment trust


                                    By:
                                       --------------------------------------
                                          Name: : Fred L. Kennon
                                          Title:Vice President

                                    EXHIBIT L


                   FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

     Reference is made to that certain Amended and Restated Master Credit Agreement dated as of January 31, 2006, (as the same may be amended or modified from time to time, the "Credit Agreement"), among 30 West Pershing, LLC, EPR Hialeah, Inc., Westcol Center, LLC, EPT Melbourne, Inc. and Entertainment Properties Trust, (each, jointly and severally, a "Borrower"; collectively, the "Borrowers"), the financial institutions party thereto, as lenders and KeyBank National Association, for itself and as agent for the Lenders (in such capacity, the "Agent"). Terms defined in the Credit Agreement are used herein with the same meanings.

1. The undersigned assignor (the "Assignor") hereby sells and assigns, without recourse, to the undersigned assignee (the "Assignee"), and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the effective date set forth below, the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the interests set forth below in the Commitments of the Assignor on the effective date and the Loans including any Letters of Credit owing to the Assignor which are outstanding on the effective date, together with unpaid interest accrued on the assigned Loans or Letters of Credit to the effective date and the amount, if any, set forth below of the fees accrued to the effective date for the account of the Assignor. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in the Credit Agreement, a copy of which has been received by each such party. From and after the effective date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interest assigned by this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the Loan Documents and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

2. This  Assignment and Acceptance is being delivered to the Agent together with
(i) the Notes evidencing the Loans included in the Assigned Interest, (ii) if the Assignee is organized under the laws of a jurisdiction outside the United States, such forms as may be required by the Agent, duly completed and executed by such Assignee and (iii) if the Assignee is not already a Lender under the Credit Agreement, an Administrative Questionnaire in the form of Exhibit L-1 to the Credit Agreement.

3. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK


Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:

Effective date of Assignment (may not be fewer than 5 Business Days after the Date of Assignment):

Percentage Assigned of Commitments (set forth,
as a percentage of the Aggregate
Allocations:            %
             -----------

Principal Amount
Assigned: $

Fees Assigned (if any):



The terms set forth above are hereby agreed to:


                             as Assignor
-----------------------------

By:
       --------------------------
Name:
       --------------------------
Title:
       --------------------------

                            as Assignee
----------------------------

By:
       --------------------------
Name:
       --------------------------
Title:
       --------------------------

                                   EXHIBIT L-1

                       FORM OF ADMNISTRATIVE QUESTIONNAIRE


Please accurately complete the following information and return via FAX to the attention of James B. McLaughlin, Director, Institutional Real Estate, KeyBank National Association, as soon as possible.

Fax Number: (617) 385-6292

                     LEGAL NAME TO APPEAR IN DOCUMENTATION:



                 GENERAL INFORMATION - DOMESTIC LENDING OFFICE:

Institution Name:
Street Address:
City, State, Zip Code:
CONTACTS/NOTIFICATION METHODS:
CREDIT CONTACTS:
Primary Contact:
Street Address:
City, State, Zip Code:
Phone Number:
FAX Number:
Backup Contact:
Street Address:
City, State, Zip Code:
Phone Number:
FAX Number:
TAX WITHHOLDRNG:

Non Resident Alien             Y*
* Form 4224 Enclosed
Tax ID Number

                         CONTACTS/NOTIFICATION METHODS:

ADMINISTRATIVE CONTACTS - BORROWINGS, PAYDOWNS, INTEREST, FEES, ETC.

Contact:
Street Address:
City, State, Zip Code:
Phone Number:
FAX Number:

PAYMENT INSTRUCTIONS:

Name of Bank where funds are to be transferred:
Routing Transit/ABA number of Bank where funds are to be transferred:
Name of Account, if applicable:
Account Number:
Additional Information:


MAILINGS:

Please specify who should receive financial information:
Name:
Street Address:
City, State, Zip Code:

It is very important that all of the above information is accurately filled in and returned promptly. If there is someone other than yourself who should receive this questionnaire, please notify me of their name and FAX number and we will FAX them a copy of the questionnaire. If you have any questions, please call me at (617) 385-6292.


PARTICIPANT INFORMATION

Participant Name:
Address:
Primary Contact:
Title:
Department:
Phone Number:
Facsimile 9:
Alternate Contact:
Phone Number:
Facsimile #:
Account Officer:

Phone Number:
Tax ID #:
Commitment Percentage:
Maximum Commitment:
Interest Rate and Fees:

WIRE INSTRUCTIONS TO YOUR BANK:

Bank Name:
Department Name:
ABA 9:
A/C #:
Attention:
Client Name/Ref

AGENT'S WIRE INSTRUCTIONS:

Name:
ABA 9:
A/C #: (to be assigned) Tax ID #: Attention:
Client Name/Ref

                                   SCHEDULE 1

                             LENDERS AND COMMITMENTS

                                                                    Commitment
Lender                                        Commitment            Percentage
------                                        ----------            ----------

KeyBank National Association                $45,000,000.00             22.5%
225 Franklin Street, 18th Floor
Boston, Massachusetts 02110
Attn: James McLaughlin
 Institutional Real Estate
Tel:  (617) 385-6215
Fax: (617) 385-6292

Royal Bank of Canada                        $35,000,000.00             17.5%
One Liberty Plaza, 3rd Floor
165 Broadway
New York, NY 100006-1404
Attn:  Manager, Loan Administration
Tel:  (212) 428-6369
Fax:  (212) 428-2372

JPMorgan Chase Bank, N.A.                   $35,000,000.00             17.5%
270 Park Avenue
New York, NY 10017
Attn:  Donald Shokrian
Managing Director
Tel: (212) 622-2166
Fax: (646) 534-0574

Emigrant Bank                               $20,000,000.00             10.0%
6 East 43rd Street, 22nd Floor
New York, NY 10017
Attn:  Tom Devine
Tel: (212) 850-4827
Fax: (212) 850-3827

MidFirst Bank, a Federally Chartered        $15,000,000.00              7.5%
Savings Institution
501 NW Grand Blvd.
Oklahoma City, OK 73118
Attn:  Todd G. Wright, Vice President
Tel: (405) 767-7108
Fax: (405) 767-7119

UMB Bank, n.a.                              $15,000,000.00              7.5%
1010 Grand Blvd. PO Box 419226
Kansas City, MO 64141
Attn:  Robert P. Elbert
Tel: (816) 860-7116
Fax: (816) 860-7143

Sovereign Bank                              $15,000,000.00              7.5%
75 State Street
MA1 SST 04-11
Boston, MA 02109
Attn:  T. Gregory Donohue
Sr. Vice President
Tel: (617) 757-5578
Fax: (617) 757-5652

Bear Stearns Corporate Lending, Inc.        $10,000,000.00              5.0%
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
8th Floor
New York, NY 10179
Attn:  Evan Kaufman
Tel: (212) 272-0920
Fax: (917) 849-0792

Bank Midwest N.A.                           $10,000,000.00              5.0%
1100 Main
Kansas City, MO 64105
Attn:  David L. Rambo
Sr. VP Commercial Lending
Tel: (816) 412-6075
Fax: (816) 472-6123

                                   SCHEDULE 3

                  ELIGIBLE REAL ESTATE QUALIFICATION DOCUMENTS

1. Lease Summaries. Detailed Lease Summaries of all Tenant Leases relating to such Real Estate, in form and substance reasonably satisfactory to the Required Lenders.

2. Rent Roll. Current Rent Roll for such Real Estate certified by the Borrower as accurate and complete as of a recent date, in form and substance reasonably satisfactory to the Required Lenders, including without limitation, Tenant identification, term of lease, current rent, square footage, etc.

3. Certificate Regarding Condition. A certification from the chief executive or chief financial officer of the Borrower that such Real estate complies with the terms of Section 6.23.

4. Budget. An operating and capital expenditure budget for such Real Estate in foram nd substance reasonably satisfactory to the Required Lenders. The capital expenditure budget for the Real Estate must show adequate reserves or cash flow to cover capital expenditure needs of the Real Estate.

5. Operating Statements. Operating statements for such Real Estate in the form of such statements delivered to the Lenders under Section 7.4(c) covering each of the four fiscal quarters ending immediately prior to the addition of such Real Estate to the Borrowing Base Property, to the extent available. Such operating statements shall be subject ot he approval of the Required Lenders.

6. Additional Documents. Such other agreements, documents, certificates, reports or assurances as the Agent may reasonably require.

                                  SCHEDULE 6.3

                   LIST OF ALL ENCUMBRANCES ON BORROWER ASSETS

                                  SCHEDULE 6.5

                  MATERIAL CHANGES TO BORROWING BASE PROPERTIES

                                  SCHEDULE 6.7

                         PENDING LITIGATION OF BORROWER

                                  SCHEDULE 6.15

              LIST OF TRANSACTIONS WITH AFFILIATES AND SUBSIDIARIES

                                  SCHEDULE 6.20

                     ENVIRONMENTAL RELEASES SCHEDULE 6.21(a)
                               SUBSIDIARIES OF EPR

                                SCHEDULE 6.21(b)


                           AFFILIATES OF THE BORROWER

                                  SCHEDULE 6.22

                         MONETARY DEFAULTS UNDER LEASES

                                  SCHEDULE 6.25

                            MATERIAL LOAN AGREEMENTS

                                TABLE OF CONTENTS
                                                                           Page

                             EXHIBITS AND SCHEDULES



Exhibit A          Intentionally Deleted.

Exhibit B          FORM OF REVOLVING CREDIT NOTE

Exhibit E          FORM OF UNCONDITIONAL GUARANTY OF PAYMENT AND
                   PERFORMANCE

Exhibit H          FORM OF REQUEST FOR REVOLVING CREDIT LOAN

Exhibit I          LETTER OF CREDIT REQUEST

Exhibit J          FORM OF BORROWING BASE CERTIFICATE

Exhibit K          FORM OF COMPLIANCE CERTIFICATE

Exhibit L          FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT

Exhibit L-1        FORM OF ADMINISTRATIVE QUESTIONNAIRE

Schedule 1         COMMITMENTS

Schedule 3         ELIGIBLE REAL ESTATE QUALIFICATION DOCUMENTS

Schedule 6.3       LIST OF ALL ENCUMBRANCES ON BORROWER ASSETS

Schedule 6.5       MATERIAL CHANGES TO BORROWING BASE  PROPERTIES

Schedule 6.7       PENDING LITIGATION OF BORROWER

Schedule 6.15      LIST OF TRANSACTIONS WITH AFFILIATES AND SUBSIDIARIES

Schedule 6.20      ENVIRONMENTAL RELEASES

Schedule 6.21      AFFILIATES OF THE BORROWER

Schedule 6.22      MONETARY DEFAULTS UNDER LEASES

Schedule 6.25      MATERIAL LOAN AGREEMENTS